As filed with the Securities and Exchange Commission on April 13, 2006

                                             1933 Act Registration No. 333-65137

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

              [ ]   Pre-Effective           [ ]   Post-Effective
                    Amendment No.                 Amendment No.

                           PHOENIX OPPORTUNITIES TRUST
                               (Phoenix Bond Fund)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (800) 243-1574

                                101 Munson Street
                         Greenfield, Massachusetts 01301
                          ----------------------------
                    (Address of Principal Executive Offices)

                               Kevin J. Carr, Esq.
                                     Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                          ----------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

         Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

         The Registrant has registered an indefinite amount of securities of its Phoenix Bond Fund under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 2005 was filed with the Commission on or about December 19, 2005.

         It is proposed that this filing will become effective on May 15, 2006, pursuant to Rule 488 of the Securities Act of 1933.

                             THE PHOENIX-KAYNE FUNDS
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                    May 15, 2006

Dear Shareholder:

         The Board of Trustees of the Phoenix-Kayne Funds ("Kayne Funds") has approved the reorganization of Phoenix Intermediate Bond Fund ("Intermediate Bond") into Phoenix Bond Fund ("Bond Fund"), a series of Phoenix Opportunities Trust. Bond Fund's investment objective is substantially similar and its investment strategies are similar to those of Intermediate Bond. The reorganization is expected to be completed on or about May 19, 2006. Once the reorganization is completed, you will become a shareholder of Bond Fund and will receive shares of the corresponding class of Bond Fund with an aggregate net value equal to the aggregate net asset value of your investment in Intermediate Bond. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Counsel, Inc. or one of its affiliates will pay all costs of the reorganization.

         The Board of Trustees of Kayne Funds believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of Intermediate Bond and its shareholders.

         You are not being asked to vote on, or take any other action in connection with, the reorganization.

         If you have any questions, please call (860) 243-1574 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                                                      Sincerely,

                                                      /s/ Daniel T. Geraci
                                                      --------------------
                                                      Daniel T. Geraci
                                                      President

                            ACQUISITION OF ASSETS OF

                         PHOENIX INTERMEDIATE BOND FUND
                                   a series of
                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        BY AND IN EXCHANGE FOR SHARES OF

                                PHOENIX BOND FUND
                                   a series of
                           PHOENIX OPPORTUNITIES TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        PROSPECTUS/INFORMATION STATEMENT

                               DATED MAY 15, 2006


         This Prospectus/Information Statement is being furnished in connection with the reorganization of Phoenix Intermediate Bond Fund ("Intermediate Bond"), a series of Phoenix-Kayne Funds ("Kayne Funds"), into the Phoenix Bond Fund ("Bond Fund"), a series of Phoenix Opportunities Trust ("Opportunities Trust"). This Prospectus/Information Statement is being mailed on or about May 23, 2006.

         THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

                                     GENERAL

         The Board of Trustees of Kayne Funds has approved the reorganization of Intermediate Bond into Bond Fund. Intermediate Bond and Bond Fund are sometimes referred to respectively in this Prospectus/Information Statement individually as a "Fund" and collectively as the "Funds".

         In the reorganization, all of the assets of Intermediate Bond will be acquired by Bond Fund in exchange for Class X shares of Bond Fund and the assumption by Bond Fund of the liabilities of Intermediate Bond (the "Reorganization"). Class X shares of Bond Fund will be distributed to each shareholder in liquidation of Intermediate Bond, and Intermediate Bond will be terminated as a series of Kayne Funds. You will then hold that number of full and fractional shares of Bond Fund which have an aggregate net asset value equal to the aggregate net asset value of your shares of Intermediate Bond.

         Intermediate Bond is a separate diversified series of Kayne Funds, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Bond Fund is a separate diversified series of Opportunities Trust, a Delaware business trust, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Intermediate Bond is substantially similar to that of Bond Fund, as follows:

------------------------------------------------------------------------------------------
             FUND                                   INVESTMENT OBJECTIVE
             ----                                   --------------------
------------------------------------------------------------------------------------------
Intermediate Bond                   Maximize total return through current income,
                                    with capital appreciation as a secondary factor.
------------------------------------------------------------------------------------------
Bond Fund                           High total return from both current income and
                                    capital appreciation.
------------------------------------------------------------------------------------------

         The investment strategies for Intermediate Bond are similar to those for Bond Fund. However, there are some differences. While Intermediate Bond invests at least 90% of its assets in investment-grade bonds, Bond Fund normally invests at least 80% of its assets in bonds, at least 65% of which are investment grade, i.e. rated Baa3 or higher by Moody's Investors Service or BBB-or higher by Standard & Poor's Corporation. Bond Fund may also invest in high yield-high risk fixed income securities, or "junk bonds", while Intermediate Bond may only invest in investment-grade bonds. Also, while Intermediate Bond seeks to maintain a dollar-weighted average maturity of three to ten years, it is expected that Bond Fund's dollar-weighted average maturity will range between three and fifteen years, although securities selected by Bond Fund may be of any maturity or duration.

         This Prospectus/Information Statement explains concisely the information about Bond Fund that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

-----------------------------------------------------------------------------------------------------------
INFORMATION ABOUT INTERMEDIATE BOND:                            HOW TO OBTAIN THIS INFORMATION:
------------------------------------                            -------------------------------
-----------------------------------------------------------------------------------------------------------

Prospectus of Kayne Funds relating to Intermediate Bond,         Copies are available upon request and
dated May 1, 2006                                                without charge if you:

                                                                 o  Write to Phoenix Equity Planning
Statement of Additional Information of Kayne Funds                  Corporation, One American Row,
relating to Intermediate Bond, dated May 1, 2006                    P.O. Box 150480, Hartford, CT
                                                                    06115-0480; or
Annual Report of Kayne Funds relating to
Intermediate Bond for the year ended                             o  Call (800) 243-1574 toll-free.
December 31, 2005
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT BOND FUND:                                      HOW TO OBTAIN THIS INFORMATION:
----------------------------                                      -------------------------------
----------------------------------------------------------------------------------------------------------------

Prospectus of Opportunities Trust relating to Bond                Copies are available upon request and
Fund, dated January 31, 2006, as supplemented on                  without charge if you:
February 17, 2006, which accompanies this
Prospectus/Information Statement                                  o Write to Phoenix Equity Planning
                                                                    Corporation, One American Row,
Statement of Additional Information of Opportunities                P.O. Box 150480, Hartford, CT
Trust relating to Bond Fund, dated January 31, 2006                 06115-0480; or

                                                                  o Call (800) 243-1574 toll-free.
Annual Report of Opportunities Trust relating to Bond
Fund for the year ended September 30, 2005
----------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION:                             HOW TO OBTAIN THIS INFORMATION:
-------------------------------------                             -------------------------------
----------------------------------------------------------------------------------------------------------------

Statement of Additional Information dated May 15, 2006, which     Copies are available upon request and without
relates to this Prospectus/Information Statement and the          charge if you:
Reorganization
                                                                  o    Write to Phoenix Equity Planning
                                                                       Corporation, One American Row,
                                                                       P.O. Box 150480, Hartford, CT
                                                                       06115-0480; or

                                                                  o    Call (800) 243-1574 toll-free.
----------------------------------------------------------------------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

         Information relating to Intermediate Bond contained in the Prospectus of Kayne Funds dated May 1, 2006 (SEC File No. 811-07705) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Bond Fund contained in the Prospectus of Opportunities Trust dated January 31, 2006, as supplemented February 17, 2006 (SEC File No. 811-07455) also is incorporated by reference in this document. The Statement of Additional Information dated May 15, 2006 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of Kayne Funds relating to Intermediate Bond for the year ended December 31, 2005, financial statements of Opportunities Trust relating to Bond Fund for the year ended September 30, 2005, and pro forma financial statements of Opportunities Trust relating to Bond Fund for the twelve month period ended September 30, 2005, is incorporated by reference in its entirety in this document.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

         AN INVESTMENT IN BOND FUND:

o  is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o  is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment

                                            Table of Contents                                                  Page
                                            -----------------                                                  ----

SUMMARY...........................................................................................................6
         Why is the Reorganization occurring?.....................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of Bond Fund will I own?...........................................6
         How will the Reorganization affect me?...................................................................7
         Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?........7
         How do the Funds' investment objectives, principal investment strategies and risks compare?..............8
         How do the Funds fees and expenses compare?.............................................................11
         How do the Funds' performance records compare?..........................................................12
         Who will be the Adviser and Subadviser of my Fund after the Reorganization?.............................13
         What will the advisory and sub-advisory fees be after the Reorganization?...............................14
         What will be the primary federal tax consequences of the Reorganization?................................16
RISKS............................................................................................................17
         Are the risk factors for the Funds similar?.............................................................17
         What are the primary risks of investing in each Fund?...................................................17
         Are there any other risks of investing in each Fund?....................................................19
INFORMATION ABOUT THE REORGANIZATION.............................................................................20
         Reasons for the Reorganization..........................................................................20
         Agreement and Plan of Reorganization....................................................................21
         Federal Income Tax Consequences.........................................................................22
         Pro-forma Capitalization................................................................................24
         Distribution of Shares..................................................................................24
         Purchase and Redemption Procedures......................................................................25
         Exchange Privileges.....................................................................................25
         Dividend Policy.........................................................................................25
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................26
         Form of Organization....................................................................................26
         Capitalization..........................................................................................26
         Shareholder Liability...................................................................................27
         Shareholder Meetings and Voting Rights..................................................................27
         Liquidation.............................................................................................28
         Liability and Indemnification of Trustees...............................................................28
         Shareholder Information.................................................................................29
         Control Persons and Principal Holders of Securities.....................................................29
FINANCIAL STATEMENTS AND EXPERTS.................................................................................30
LEGAL MATTERS....................................................................................................30
ADDITIONAL INFORMATION...........................................................................................30
Exhibit A--Form of Agreement and Plan of Reorganization..........................................................A-1

                                     SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
               PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statements of Additional Information relating to the Funds and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Information Statement as Exhibit A.

WHY IS THE REORGANIZATION OCCURRING?

         Both Funds are managed and constructed in a similar style and composition. The proposed reorganization will allow shareholders of Intermediate Bond to own a fund that is similar in style, while Bond Fund has outperformed Intermediate Bond over the past one- and five-year periods. The Reorganization should also create better efficiencies for the portfolio management team and perhaps lower fees for Bond Fund.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of Intermediate Bond to Bond Fund in exchange for Class X shares of Bond Fund;
o    the assumption by Bond Fund of all of the liabilities of Intermediate Bond;
o the liquidation of Intermediate Bond by distribution of Class X shares of Bond Fund to Intermediate Bond's shareholders; and
o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         The Reorganization is expected to be completed on or about May 19, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF BOND FUND WILL I OWN?

         If you own shares of Intermediate Bond, you will own Class X shares of Bond Fund.

         The new shares you receive will have the same total value as your shares of Intermediate Bond, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganization will benefit you as follows:

o COST SAVINGS: The total operating expenses of Bond Fund are less than the operating expenses of Intermediate Bond. As of September 30, 2005, Bond Fund's total operating expense ratio for Class X shares was 0.89% of average daily net assets and Intermediate Bond's total operating expense ratio as of December 31, 2005, was 0.91%.

o OPERATING EFFICIENCIES: Upon the reorganization of Intermediate Bond into Bond Fund, operating efficiencies may be achieved by Bond Fund because it will have a greater level of assets. As of December 31, 2005, Intermediate Bond's total net assets were approximately $55.9 million, and Bond Fund's total net assets were approximately $63.8 million.

         After the Reorganization, the value of your shares will depend on the performance of Bond Fund rather than that of Intermediate Bond. The Trustees of each of Kayne Funds and Opportunities Trust believe that the Reorganization will benefit both Intermediate Bond and Bond Fund. All of the costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, will be paid by Phoenix Investment Counsel, Inc. or one of its affiliates.

         Like Intermediate Bond, Bond Fund will declare and pay dividends from net investment income monthly and will distribute net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class X shares of Bond Fund, or distributed in cash if you have so elected.

         The Trustees of Kayne Funds, including the Trustees who are not "interested persons" as such term is defined in the 1940 Act (the "Disinterested Trustees"), have concluded that the Reorganization would be in the best interest of the shareholders of Intermediate Bond, and that their interests will not be diluted as a result of the Reorganization.

         The Trustees of Opportunities Trust have also approved the Reorganization on behalf of Bond Fund.

WILL I BE ABLE TO PURCHASE, EXCHANGE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS IN THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class X shares of Bond Fund in the same manner as you did for your shares of Intermediate Bond before the Reorganization. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objective and investment strategies of Intermediate Bond are similar to those of Bond Fund. The investment objective of each Fund is fundamental, which means that it generally may not be changed without shareholder approval. However, no shareholder approval is required where, as here, the investment objective of a selling fund (Intermediate Bond) is not materially different from the investment objective of a surviving fund (Bond
Fund).

         The following tables summarize a comparison of Intermediate Bond and Bond Fund with respect to their investment objectives and principal investment strategies, as set forth in the respective Prospectuses and Statements of Additional Information relating to the Funds.

   ----------------------------------------------------------------------------
                     INTERMEDIATE BOND
   ----------------------------------------------------------------------------
   Investment        Maximize total return through current income, with capital
   Objective         appreciation as a secondary factor.
   ----------------------------------------------------------------------------
   Principal         Under normal circumstances, invests at least 90% of its
   Investment        assets, at time of purchase, in investment-grade bonds,
   Strategies        both foreign and domestic, including U.S. Government
                     securities, corporate bonds, mortgage-related securities, asset-backed securities, and money market securities. From time to time, may also invest in unrated bonds that the adviser determines are of comparable quality. At December
                     31, 2005, the average rating of the Fund's portfolio holdings was AA+. The Fund's policy of investing 90% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

                     Seeks to maintain a dollar-weighted average maturity of three to ten years. At December 31, 2005, the dollar-weighted average maturity of the Fund's securities was 4.6 years.

                     Adviser selects bonds it believes offer attractive yields and are undervalued relative to issues of similar quality and interest rate sensitivity.

                     Sell discipline seeks to dispose of holdings that, among other things, achieve a target price, are the subject of negative developments individually or as an industry, or which are necessary to meet diversification requirements.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                      BOND FUND
   -----------------------------------------------------------------------------
   Investment         High total return from both current income and capital
   Objective          appreciation.
   -----------------------------------------------------------------------------
   Principal          Invests in a diversified portfolio of bonds. Under normal
   Investment         circumstances, the Fund invests at least 80% of its assets
   Strategies         in bonds, at least 65% of which are investment grade.
                      However, the Fund may invest in high yield-high risk fixed income securities (junk bonds). As of December 31, 2005, the average rating of the Fund's portfolio was A1 or A+.
                      The Fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

                      Subadviser follows a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

                      Securities selected for investment may be of any maturity or duration. Normally, the Fund's dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the Fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the Fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the Fund's dollar-weighted average maturity will range between three and fifteen years. On December 31, 2005, the average duration of the Fund's fixed income securities was 4.58 years and the average maturity was 6.18 years.

                      Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

                      The subadviser's investment strategies may result in a higher portfolio turnover rate for the Fund, which may increase costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.
   -----------------------------------------------------------------------------

         The principal risks of investing in Bond Fund are similar to those of investing in Intermediate Bond. They include:

o Interest rate risk - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis

o Mortgage-related security risk - changes in interest rates generally affect the value of a mortgage-backed security; some mortgage-backed securities may be structured so that they may be particularly sensitive to changes in interest rates; and investment in mortgage-related securities are subject to special risks if the issuer of the security prepays the principal prior to the security's maturity (including increased volatility in the price of the security and wider fluctuations in response to interest rates)

o Asset-backed security risk - if non-mortgage asset-backed securities fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support the payments on the securities

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject

o U.S. Government securities risk - Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

         For Bond Fund only:

o High yield debt security risk - High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

         Intermediate Bond and Bond Fund may invest a portion of their assets in cash or cash equivalents as a temporary defensive strategy when, in the belief of the adviser or subadviser, adverse market conditions warrant doing so. This strategy, which would be employed only in seeking to avoid losses, are inconsistent with the Funds' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         For a detailed discussion of the Funds' risks, see the section entitled "Risks" below.

         The Funds' have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

         Because Intermediate Bond and Bond Fund have substantially similar investment objectives and similar investment strategies, it is not anticipated that the securities held by Intermediate Bond may be sold in significant amounts in order to comply with the policies and investment practices of Bond Fund in connection with the Reorganization. If any such sales occur, the transaction costs will be borne by Bond Fund. Such costs are ultimately borne by the Fund's shareholders.

HOW DO THE FUNDS FEES AND EXPENSES COMPARE?

         Intermediate Bond offers one class of shares. Bond Fund currently offers four classes of shares (Class A, Class B, Class C and Class X). Only Bond Fund's Class X shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class X shares of each of the Funds. The table entitled "Bond Fund Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class X shares of Intermediate Bond and Bond Fund set forth in the following tables and in the examples are based on the expenses for Intermediate Bond and Bond Fund for the twelve month period ended December 31, 2005, and September 30, 2005, respectively. The amounts for Class X shares of Bond Fund (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Bond Fund would have been for the twelve month period ended September 30, 2005, assuming the Reorganization had taken place on October 1, 2004.

         The Class X shares of Intermediate Bond and Bond Fund are not charged any initial or deferred sales charge, or any other transaction fees.

Annual Portfolio Operating Fees and Expenses (as a percentage of average daily net assets)

--------------------------------------------------------------------------------
                                 INTERMEDIATE        BOND            BOND FUND
                                  BOND FUND          FUND           (PRO FORMA)
                                  ---------          ----           -----------
--------------------------------------------------------------------------------
                                   Class X          Class X           Class X
                                   -------          -------           -------
--------------------------------------------------------------------------------
Management Fees                     0.50%            0.50%             0.50%
--------------------------------------------------------------------------------
Distribution and Service            None              None             None
(12b-1) Fees
--------------------------------------------------------------------------------
Other Expenses                      0.41%            0.39%             0.27%
--------------------------------------------------------------------------------
Total Annual Fund Operating         0.91%            0.89%*            0.77%*
Expenses
--------------------------------------------------------------------------------

* The Fund has a contractual arrangement with the investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007, so that such expenses do not exceed 0.90% for Class X Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Intermediate Bond versus Bond Fund and Bond Fund Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same and that all expense limitations remain in effect for one year. The examples are for illustration only, and your actual costs may be higher or lower.

   Examples of Fund Expenses

   ----------------------------------------------------------------------------------------------------
                                                     INTERMEDIATE BOND
                                                     -----------------

                           One Year           Three Years          Five Years           Ten Years
                           --------           -----------          ----------           ---------

    Class X                   $93                 $290                $504                $1,120
   ----------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------
                                                         BOND FUND
                                                         ---------

                           One Year           Three Years          Five Years           Ten Years
                           --------           -----------          ----------           ---------

    Class X                   $91                 $284                $493                $1,096
   ----------------------------------------------------------------------------------------------------


   ----------------------------------------------------------------------------------------------------
                                                    BOND FUND PRO FORMA
                                                    -------------------

                           One Year           Three Years          Five Years           Ten Years
                           --------           -----------          ----------           ---------

    Class X                   $79                 $246                $428                 $954
   -----------------------------------------------------------------------------------------------------


HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the shares of Intermediate Bond and Class X shares of Bond Fund have performed in the past. Past performance, before and after taxes, is not an indication of future results.

         Year-by-Year Total Return (%)
         -----------------------------

         The charts below show the percentage gain or loss for the shares of Intermediate Bond and the Class X shares of Bond Fund in each full calendar year since inception.

         These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund's return, as applicable, has varied from year-to-year. These charts include the effects of Fund expenses. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                INTERMEDIATE BOND

                                [GRAPHIC OMITTED]
                          1997                 7.19%
                          1998                 7.61%
                          1999                -0.65%
                          2000                 9.40%
                          2001                 7.97%
                          2002                 9.45%
                          2003                 2.74%
                          2004                 2.13%
                          2005                 0.73%

                         High Quarter: 3rd - 2001 4.50%
                         Low Quarter: 2nd - 2004 -2.46%

                                    BOND FUND

                                [GRAPHIC OMITTED]
                          1997                12.83%
                          1998                 7.66%
                          1999                 1.57%
                          2000                 8.67%
                          2001                 5.60%
                          2002                 9.70%
                          2003                 6.99%
                          2004                 4.54%
                          2005                 2.09%

                         High Quarter: 4th - 1997 4.23%
                         Low Quarter: 2nd - 2004 -2.25%
           Year-to-date performance (through March 31, 2006) is -0.26%

         The next set of tables lists the average annual total return of the shares of Intermediate Bond and of Class X shares of Bond Fund for the past one and five years (through December 31, 2005), and since inception. These tables include the effects of fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

         Average Annual Total Return (for the period ended 12/31/2005)
         -------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------
                                                  1 Year Ended        5 Years Ended        Since Inception
       INTERMEDIATE BOND                            12/31/05            12/31/05              10/28/96
       -----------------                            --------            --------              --------
       ---------------------------------------- ------------------- -------------------- ----------------------
           Return Before Taxes                        0.73%                4.55%                 5.03%
       ---------------------------------------- ------------------- -------------------- ----------------------
           Return After Taxes on                     -0.45%                2.77%                 3.11%
           Distributions(1)
        ---------------------------------------- ------------------- -------------------- ----------------------
           Return After Taxes on                      0.47%                2.87%                 3.14%
           Distributions and Sale of Fund
           Shares(1)
       ---------------------------------------- ------------------- -------------------- ----------------------
       Lehman Brothers Aggregate Bond Index           2.43%                5.87%                 6.51%
        ---------------------------------------- ------------------- -------------------- ----------------------
       Lehman Brothers Intermediate                   1.58%                5.49%                 6.29%
           Government/Credit Bond Index
       --------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------
                                                  1 Year Ended        5 Years Ended        Since Inception
       BOND FUND                                    12/31/05            12/31/05               3/7/96
       ---------                                    --------            --------               ------
       ---------------------------------------- ------------------- -------------------- ----------------------
       Class X shares
       ---------------------------------------- ------------------- -------------------- ----------------------
           Return Before Taxes                        2.09%                5.75%                 6.74%
        ---------------------------------------- ------------------- -------------------- ----------------------
           Return After Taxes on                      0.47%                3.76%                 4.31%
           Distributions(1)
       ---------------------------------------- ------------------- -------------------- ----------------------
           Return After Taxes on                      1.47%                3.73%                 4.27%
           Distributions and Sale of Fund
           Shares(1)
       ---------------------------------------- ------------------- -------------------- ----------------------
       Lehman Brothers Aggregate Bond Index           2.43%                5.87%                 6.37%
       --------------------------------------------------------------------------------------------------------

         (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                           --------------------------

         The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The Lehman Brothers Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. These indexes are calculated on a total-return basis. The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect sales charges, any mutual fund expenses or any taxes.

         For a detailed discussion of the manner of calculating total return, please see the Funds' Statements of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about Bond Fund is also contained in management's discussion of Bond Fund's performance, which appears in the most recent Annual Report of the Opportunities Trust relating to Bond Fund.

WHO WILL BE THE ADVISER AND SUBADVISER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY AND SUB-ADVISORY FEES BE AFTER THE REORGANIZATION?

         Management of the Funds
         -----------------------

         The overall management of Intermediate Bond and Bond Fund is the responsibility of, and is supervised by, the respective Boards of Trustees of the Funds.

         Adviser
         -------

         Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC") is the investment adviser for Bond Fund and is responsible for managing the Fund's investment program. The Adviser selects and pays the fees of the Subadviser to manage the Fund and monitors the Subadviser's management of the Fund.

         Facts about the Adviser:

         -----------------------------------------------------------------------
         o The Adviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser for over 70 years.

         o The Adviser acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients, with assets under management of approximately $19.3 billion as of December 31, 2005.

         o The Adviser is located at 56 Prospect Street, Hartford, Connecticut 06115.

         -----------------------------------------------------------------------

         Subadviser
         ----------

         Seneca Capital Management LLC (the "Subadviser") is the investment subadviser to Bond Fund. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the Fund's portfolio.

         Facts about the Subadviser:

         -----------------------------------------------------------------------
         o The Subadviser is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. and has acted as an investment adviser since 1989.

         o The Subadviser acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals.

         o The Subadviser had approximately $11 billion in assets under management as of September 30, 2005.

         o The Subadviser is located at 909 Montgomery Street, San Francisco, California 94133.
         -----------------------------------------------------------------------

         Portfolio Management
         --------------------

         Al Alaimo, CFA, CPA, Robert L. Bishop, CFA, Andrew S. Chow, CFA and Albert Gutierrez, CFA manage the Bond Fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the Fund's portfolio and is supported by Mr. Alaimo, Mr. Bishop and Mr. Chow.

         Mr. Alaimo has served on the Fund's portfolio management team since 2005. He also serves as a Portfolio Manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Fixed Income Portfolio Manager and Director of Research with the Subadviser focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining the Subadviser in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 20 years of investment experience.

         Mr. Bishop has served on the Fund's portfolio management team since 2005. He is Portfolio Manager and Trader of Fixed Income with the Subadviser focused primarily on quantitative techniques, corporate bonds, credit derivatives and structured securities. Prior to joining the Subadviser in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch. He has 26 years of investment experience.

         Mr. Chow has served on the Fund's portfolio management team since 2005. He is a Portfolio Manager and Trader of Fixed Income with the Subadviser focused primarily on mortgage-backed and asset-backed securities, convertibles and structured products. Prior to joining the Subadviser in 2002, Mr. Chow was a Portfolio Manager for ING Pilgrim (2000-2002). He has 19 years of investment experience.

         Mr. Gutierrez has led the Fund's portfolio management team since 2002. He also serves as lead portfolio manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Chief Investment Officer of Fixed Income with the Subadviser and has been with the Subadviser since 2002. Prior to joining the Subadviser, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002) and was in a similar capacity at Conseco Capital Management (1988-2000). He has 23 years of investment experience.

         Advisory Fees
         -------------

         For its management and supervision of the daily business affairs of Bond Fund, the Adviser is entitled to receive a monthly fee that is accrued daily at the annual rate of 0.50% against the value of Bond Fund's net assets.

         Sub-advisory Fees
         -----------------

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing advisory services to Bond Fund. Bond Fund does not pay a fee to the Subadviser. The Adviser pays the Subadviser a sub-advisory fee calculated at the annual rate of 0.25% against the value of Bond Fund's net assets.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

         Prior to or at the completion of the Reorganization, Intermediate Bond and Bond Fund will have received an opinion from the law firm of McDermott Will & Emery LLP that the Reorganization has been structured so that no gain or loss will be recognized by Intermediate Bond or its shareholders for federal income tax purposes as a result of receiving shares of Bond Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Bond Fund that are received by the shareholders of Intermediate Bond will be the same as the holding period and aggregate tax basis of the shares of Intermediate Bond previously held by such shareholders, provided that such shares of Intermediate Bond are held as capital assets. In addition, the holding period and tax basis of the assets of Intermediate Bond in the hands of Bond Fund as a result of the Reorganization will be the same as in the hands of Intermediate Bond immediately prior to the Reorganization, and no gain or loss will be recognized by Bond Fund upon the receipt of the assets of Intermediate Bond in exchange for shares of Bond Fund and the assumption by Bond Fund of Intermediate Bond's liabilities.

RISKS

ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

         Yes. The risk factors are similar due to the similar investment objectives, though there is some variance due to the investment policies of Intermediate Bond and Bond Fund, as described below. The risks of Bond Fund are described in greater detail in that Fund's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

         An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Funds.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to INTEREST RATE RISK.
--------------------------------------------------------------------------------
INTERMEDIATE BOND      Under normal circumstances, invests at least 90% of its
                       assets in investment-grade bonds.
--------------------------------------------------------------------------------
BOND FUND              Under normal circumstances, invests at least 80% of its
                       assets in bonds.
--------------------------------------------------------------------------------
         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Fund invests a significant portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Fund's fixed income investments will affect the volatility of the Fund's share price.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to CREDIT RISK.
--------------------------------------------------------------------------------
INTERMEDIATE BOND      Under normal circumstances, invests at least 90% of its
                       assets in investment-grade bonds.
--------------------------------------------------------------------------------
BOND FUND              Under normal circumstances, invests at least 80% of its
                       assets in bonds, at least 65% of which are rated at the
                       time of investment Baa3 or higher by Moody's Investors
                       Service or BBB- or higher by Standard & Poor's
                       Corporation.
--------------------------------------------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Fund invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to MORTGAGE-RELATED SECURITY
                       RISK.
--------------------------------------------------------------------------------
INTERMEDIATE BOND      May invest in mortgage-related securities.
--------------------------------------------------------------------------------
BOND FUND              May invest in mortgage-backed securities.
--------------------------------------------------------------------------------

         Mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that a Fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. Further, a Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment represented by the premium the Fund paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of a Fund's shares to fluctuate more.

--------------------------------------------------------------------------------
                       Each of the Funds is subject to ASSET-BACKED SECURITY
                       RISK.
--------------------------------------------------------------------------------
INTERMEDIATE BOND      May invest in non-mortgage asset-backed securities.
--------------------------------------------------------------------------------
BOND FUND              May invest in non-mortgage asset-backed securities.
--------------------------------------------------------------------------------

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

--------------------------------------------------------------------------------
                        Each of the Funds is subject to FOREIGN INVESTMENT RISK.
--------------------------------------------------------------------------------
INTERMEDIATE BOND       May invest in foreign bonds.
--------------------------------------------------------------------------------
BOND                    FUND May invest in securities of
                        foreign issuers, including foreign debt
                        securities.
--------------------------------------------------------------------------------

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Fund's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

         The Funds may invest in U.S. Government securities. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

         Bond Fund only - the Fund may invest in high yield-high risk fixed income securities, or "junk bonds", which are securities rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A fund with high yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund's subadviser may find it more difficult to sell these securities or may have to sell them at lower prices.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         Both Funds are managed and constructed in a similar style and composition. The proposed Reorganization will allow shareholders of Intermediate Bond to own a fund that is similar in style, but with a greater amount of assets. The Reorganization should create better efficiencies for the portfolio management team and perhaps lower fees for Bond Fund.

         At a regular meeting held on February 16, 2006, all of the Trustees of Kayne Funds on behalf of Intermediate Bond, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Intermediate Bond, and that the interests of existing shareholders of Intermediate Bond will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees further noted that Bond Fund has outperformed Intermediate Bond over the one- and five-year periods.

         The Trustees considered the relative asset size of each Fund, including the benefits of Intermediate Bond joining with a larger entity. As of December 31, 2005, Intermediate Bond's assets were approximately $55.9 million and Bond Fund's assets were approximately $63.8 million.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the fact that the management fee for the Funds is the same while the expense ratio of Bond Fund is lower than the expense ratio of Intermediate Bond;

o the fact that Intermediate Bond and Bond Fund have substantially similar investment objectives and similar principal investment strategies;

o the fact that PIC or one of its affiliates will bear the expenses incurred by the Funds in connection with the Reorganization;

o the benefits to shareholders, including operating efficiencies, which may be achieved from combining the Funds;

o    the fact that Bond Fund will assume all of the liabilities of Intermediate
     Bond;

o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

o alternatives available to shareholders of Intermediate Bond, including the ability to redeem their shares.

         During their consideration of the Reorganization, the Trustees of Kayne Funds met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of Kayne Funds concluded that the proposed Reorganization would be in the best interests of Intermediate Bond and its shareholders. Consequently, they approved the Plan.

         The Trustees of Opportunities Trust have also approved the Plan on behalf of Bond Fund.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

         The Plan provides that all of the assets of Intermediate Bond will be acquired by Bond Fund in exchange for Class X shares of Bond Fund and the assumption by Bond Fund of all of the liabilities of Intermediate Bond on or about May 19, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Intermediate Bond will endeavor to discharge all of its known liabilities and obligations. Intermediate Bond will prepare an unaudited statement of its assets and liabilities as of the Closing Date.

         At or prior to the Closing Date, Intermediate Bond will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional shares of Class X of Bond Fund to be received by the shareholders of Intermediate Bond will be determined by multiplying the outstanding shares of Intermediate Bond by a factor which shall be computed by dividing the net asset value per share of the shares of Intermediate Bond by the net asset value per share of the Class X shares of Bond Fund. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on the Closing Date (the "Valuation Date"). The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         Phoenix Equity Planning Corporation ("PEPCO"), the financial agent for both Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Bond Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         Immediately after the transfer of its assets to Bond Fund, Intermediate Bond will liquidate and distribute pro rata to the shareholders as of the close of business on the Closing Date the full and fractional Class X shares of Bond Fund received by Intermediate Bond. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Intermediate Bond's shareholders on Bond Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional Class X shares of Bond Fund due to Intermediate Bond's shareholders. All issued and outstanding shares of Intermediate Bond will be canceled. The shares of Bond Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Intermediate Bond will be terminated as a series of Kayne Funds.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of Intermediate Bond and Bond Fund; (b) by either Intermediate Bond or Bond Fund if the Reorganization has not occurred on or before October 31, 2006 or (c) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If the Reorganization is not consummated, PIC or one of its affiliates will pay the expenses incurred by Intermediate Bond and Bond Fund in connection with the Reorganization. In such event, no portion of the expenses will be borne directly or indirectly by Intermediate Bond, Bond Fund or their shareholders.

         If the Reorganization is not consummated, the Trustees of Kayne Funds will consider other possible courses of action which may be in the best interests of Intermediate Bond shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, Intermediate Bond and Bond Fund will receive an opinion from the law firm of McDermott Will & Emery LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

1. The transfer of all of the assets of Intermediate Bond solely in exchange for shares of Bond Fund and the assumption by Bond Fund of the liabilities of Intermediate Bond followed by the distribution of Bond Fund's shares to the shareholders of Intermediate Bond in dissolution and liquidation of Intermediate Bond, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Intermediate Bond and Bond Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

2. No gain or loss will be recognized by Bond Fund upon the receipt of the assets of Intermediate Bond solely in exchange for the shares of Bond Fund and the assumption by Bond Fund of the liabilities of Intermediate Bond;

3. No gain or loss will be recognized by Intermediate Bond on the transfer of its assets to Bond Fund in exchange for Bond Fund's shares and the assumption by Bond Fund of the liabilities of Intermediate Bond or upon the distribution (whether actual or constructive) of Bond Fund's shares to Intermediate Bond's shareholders in exchange for their shares of Intermediate Bond;

4. No gain or loss will be recognized by Intermediate Bond's shareholders upon the exchange of their shares of Intermediate Bond for shares of Bond Fund in liquidation of Intermediate Bond;

5. The aggregate tax basis of the shares of Bond Fund received by each shareholder of Intermediate Bond pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Intermediate Bond held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of Bond Fund received by each shareholder of Intermediate Bond will include the period during which the shares of Intermediate Bond exchanged therefor were held by such shareholder (provided that the shares of Intermediate Bond were held as a capital asset on the date of the Reorganization); and

6. The tax basis of the assets of Intermediate Bond acquired by Bond Fund will be the same as the tax basis of such assets to Intermediate Bond immediately prior to the Reorganization, and the holding period of such assets in the hands of Bond Fund will include the period during which the assets were held by Intermediate Bond.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, Intermediate Bond would recognize gain or loss on the transfer of its assets to Bond Fund and each shareholder of Intermediate Bond would recognize a taxable gain or loss equal to the difference between its tax basis in its Intermediate Bond shares and the fair market value of the shares of Bond Fund it received.

         Bond Fund's utilization after the Reorganization of any pre-Reorganization losses realized by Intermediate Bond to offset gains realized by Bond Fund could be subject to limitation in future years.

PRO-FORMA CAPITALIZATION

         The following table sets forth the capitalization of Intermediate Bond and Bond Fund as of September 30, 2005, and the capitalization of Bond Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.002 Class X shares of Bond Fund for each share of Intermediate Bond.

               CAPITALIZATION OF INTERMEDIATE BOND, BOND FUND AND
                              BOND FUND (PRO FORMA)

-------------------------------------------------------------------------------------------------------
                                                                                        BOND FUND
                                                                                        ---------
                                  INTERMEDIATE                                      PRO-FORMA (AFTER
                                  ------------                                      ----------------
                                      BOND           BOND FUND       ADJUSTMENTS     REORGANIZATION)
                                      ----           ---------       -----------     ---------------
-------------------------------- ---------------- ----------------- --------------- -------------------
Net Assets

Class A                                      ---       $29,500,731                         $29,500,731

Class B                                      ---        $6,705,845                          $6,705,845

Class C                                      ---        $2,038,449                          $2,038,449

Class X                              $51,168,062       $30,125,954                         $81,294,016

Total Net Assets                     $51,168,062       $68,370,979                        $119,539,041
-------------------------------- ---------------- ----------------- --------------- -------------------

Net Asset Value Per Share

Class A                                      ---            $10.46                              $10.46

Class B                                      ---            $10.28                              $10.28

Class C                                      ---            $10.30                              $10.30

Class X                                   $10.58            $10.56                              $10.56
-------------------------------- ---------------- ----------------- --------------- -------------------

Shares Outstanding

Class A                                      ---         2,819,473                           2,819,473

Class B                                      ---           652,614                             652,614

Class C                                      ---           197,993                             197,993

Class X                                4,835,078         2,853,657          11,776           7,700,511
-------------------------------- ---------------- ----------------- --------------- -------------------
Total Shares Outstanding               4,835,078         6,523,737                          11,370,591
-------------------------------------------------------------------------------------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

DISTRIBUTION OF SHARES

         PEPCO, an affiliate of The Phoenix Companies, Inc. and the sole stockholder of the Adviser, serves as the national distributor of the Funds' shares. PEPCO distributes the Funds' shares either directly or through securities dealers or agents or bank-affiliated securities brokers.

Bond Fund is authorized to issue four classes of shares: Class A, Class B, Class C and Class X. Only Class X shares of Bond Fund are involved with the Reorganization. Intermediate Bond currently offers only one class of shares:
Class X. Each Class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of Intermediate Bond will receive Class X shares of Bond Fund. Class X shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class X shares of the Funds.

         In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class X shares and the distribution arrangements applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to Bond Fund.

PURCHASE AND REDEMPTION PROCEDURES

         No fee is charged by the Funds for selling (redeeming) Class X shares. Investments in the Funds are not insured. Subject to certain exceptions, the minimum initial purchase requirement for each Fund is $500 and the minimum for subsequent purchases of each Fund is $25. For more information, see "Your Account" and "How to Buy Shares" in each Fund's Prospectus. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that have a balance below $200, subject to sixty-days written notice. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

EXCHANGE PRIVILEGES

         Intermediate Bond and Bond Fund currently offer shareholders identical exchange privileges. Shareholders of each Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

         On exchanges with corresponding classes of shares that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. Additional information concerning the Funds' exchange privileges is contained in the Funds' Prospectuses.

DIVIDEND POLICY

         Both Funds declare and distribute dividends from net investment income monthly, and distribute net realized capital gains, if any, at least annually.

         All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds' Prospectuses for further information concerning dividends and distributions.

         Each Fund has qualified, and Bond Fund intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION

         Intermediate Bond is a series of Kayne Funds, a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware statutory trust in 1996. Bond Fund is a series of Opportunities Trust, also a diversified open-end management investment company registered with the SEC under the 1940 Act that was organized as a Delaware business trust in 1995. Kayne Funds and Opportunities Trust are governed by their respective Agreements and Declarations of Trust ("Declarations of Trust") and Bylaws, a Board of Trustees, and applicable Delaware law. Kayne Funds and Opportunities Trust is each organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of Opportunities Trust currently consist of Bond Fund and one other mutual fund of various asset classes, while Kayne Funds currently consists of Intermediate Bond and four other mutual funds.

CAPITALIZATION

         The beneficial interests in Kayne Funds and Opportunities Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of each of Kayne Funds and Opportunities Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

         Shares of Bond Fund are offered in four classes (Class A, Class B, Class C and Class X) and shares of Intermediate Bond are offered in only one class (Class X). Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that Kayne Funds or Opportunities Trust or a shareholder of Kayne Funds or Opportunities Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of Kayne Funds and Opportunities Trust to liability. To guard against this risk, the Declaration of Trust of each of Kayne Funds and Opportunities Trust (a) provides that any written obligation of Kayne Funds or Opportunities Trust, as the case may be, may contain a statement that such obligation may only be enforced against the assets of Kayne Funds or Opportunities Trust, as the case may be, or the particular series in question and the obligation is not binding upon the shareholders of Kayne Funds or Opportunities Trust, as the case may be; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of Kayne Funds or Opportunities Trust, as the case may be. Accordingly, the risk of a shareholder of Kayne Funds or Opportunities Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) Kayne Funds or Opportunities Trust, as the case may be, itself is unable to meet its obligations. In light of Delaware law, the nature of each of Kayne Funds' and Opportunities Trust's business, and the nature of their assets, the risk of personal liability to a shareholder of Kayne Funds or Opportunities Trust is remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Kayne Funds and Opportunities Trust, on behalf of Intermediate Bond and Bond Fund, respectively, are not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Kayne Funds or Opportunities Trust. In addition, each of Kayne Funds and Opportunities Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Kayne Funds nor Opportunities Trust currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of Kayne Funds or Opportunities Trust.

         Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to each of Kayne Funds and Opportunities Trust, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Trustee of Kayne Funds or Opportunities Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of Kayne Funds or Opportunities Trust, as the case may be, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust of each of Kayne Funds and Opportunities Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

         The Declaration of Trust of each of Kayne Funds and Opportunities Trust provides that unless otherwise required by applicable law (including the 1940
Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize Kayne Funds or Opportunities Trust, as the case may be, as a corporation or other entity, (2) merge Kayne Funds or Opportunities Trust, as the case may be, into another entity, or merge, consolidate or transfer the assets and liabilities of a Fund or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of each of Kayne Funds and Opportunities Trust may also terminate Kayne Funds or Opportunities Trust, as the case may be, a Fund, or a class of shares upon written notice to the shareholders.

LIQUIDATION

         In the event of the liquidation of Kayne Funds or Opportunities Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to Kayne Funds or Opportunities Trust, the Fund or attributable to the class over the liabilities belonging to Kayne Funds or Opportunities Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of a class of the Fund held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

         Under the Declaration of Trust of each of Kayne Funds and Opportunities Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and Bylaws of each of Kayne Funds and Opportunities Trust, each Trustee of Kayne Funds or Opportunities Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee
(1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to Kayne Funds or Opportunities Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or
(2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to Kayne Funds or Opportunities Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. Kayne Funds and Opportunities Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay Kayne Funds or

Opportunities Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Bylaws of each of Kayne Funds and Opportunities Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, Bylaws and Delaware law directly for more complete information.

SHAREHOLDER INFORMATION

         As of March 31, 2006, the total number of shares of Intermediate Bond outstanding was 4,870,572.

         As of March 31, 2006, the officers and Trustees of Kayne Funds, as a group, owned beneficially or of record less than 1% of the outstanding shares of Intermediate Bond.

         As of March 31, 2006, the officers and Trustees of the Opportunities Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of Bond Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of March 31, 2006, the beneficial owners or record owners of more than 5% of the shares of Intermediate Bond or Bond Fund were as follows:

INTERMEDIATE BOND

----------------------------------------------------------------------------------------------------------------------
                                                        % OF SHARES OF PORTFOLIO BEFORE   % OF SHARES OF PORTFOLIO
           NAME AND ADDRESS             NO. OF SHARES            REORGANIZATION             AFTER REORGANIZATION
----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank N.A. FBO              858,533                   17.6%                          8.00%
XXXXX3207
500 Stanton Christiana Rd
Newark, DE 19713-2107
----------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co.                       605,874                   12.4%                          5.65%
Special Custody Acct For
Benefit Of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
FIIOC as Agent For
Qualified Employee Benefit
Plans (401k) Finops-Ic Funds               421,595                    8.7%                          3.93%
100 Magellan Way KW1C
Covington, KY 41015-1987
----------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank N.A. FBO
XXXXX3207
500 Stanton Christiana Rd                  253,163                    5.2%                          2.36%
Newark, DE 19713-2107
----------------------------------------------------------------------------------------------------------------------

BOND FUND

-----------------------------------------------------------------------------------------------------------------------
                                                       % OF SHARES OF PORTFOLIO BEFORE    % OF SHARES OF PORTFOLIO
           NAME AND ADDRESS              NO. OF SHARES          REORGANIZATION              AFTER REORGANIZATION
-----------------------------------------------------------------------------------------------------------------------
Phoenix Wealth Builder PHOLIO               988,635                  16.9%                          9.21%
Attn Chris Wilkos
Shareholder Services Dept
C/O Phoenix Equity Planning
101 Munson St
Greenfield, MA 01301-9684
-----------------------------------------------------------------------------------------------------------------------
Phoenix Wealth Guardian PHOLIO
Attn Chris Wilkos
Shareholder Services Dept
C/O Phoenix Equity Planning                 909,493                  15.5%                          8.48%
101 Munson St
Greenfield, MA 01301-9684
-----------------------------------------------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Kayne Funds relating to Intermediate Bond, for the year ended as of December 31, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of Opportunities Trust relating to Bond Fund, for the year ended as of September 30, 2005, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Bond Fund will be passed upon by Kevin J. Carr, Esq., Vice President and Counsel, The Phoenix Companies.

ADDITIONAL INFORMATION

         Kayne Funds and Opportunities Trust are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

May 15, 2006

                                                                       EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of April, 2006, by and between Phoenix Opportunities Trust, a Delaware business trust (the "Acquiring Trust"), with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Bond Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and Phoenix-Kayne Funds, a Delaware statutory trust (the "Selling Trust"), on behalf of the Phoenix Intermediate Bond Fund (the "Acquired Fund"), a separate series of the Selling Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Acquired Fund is a separate series of the Selling Trust and the Acquiring Fund is a separate series of the Acquiring Trust, each of which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         The Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not "interested persons" of the Acquiring Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholder, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

         The Board of Trustees of the Selling Trust, including a majority of the Trustees who are not "interested persons" of the Selling Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       TRANSACTION

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the "Assets").

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Acquiring Trust's Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquiring Fund.

         2.2 The net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Acquiring Trust's Board of Trustees which shall be described in the Acquiring Fund's then-current prospectus and statement of additional information.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the shares of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 Phoenix Equity Planning Corporation ("PEPCO") shall make all computations of value, in its capacity as financial agent for the Acquiring Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be May 19, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Phoenix Life Insurance Company, One American Row, Hartford, CT 06115-0480 or at such other time and/or place as the parties may agree.

         3.2 The Selling Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund on the next business day following the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.3 The Selling Trust shall direct PEPCO (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the

Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Selling Trust, on behalf of the Acquired Fund, represents and warrants as follows:


         (a) The Acquired Fund is duly organized as a series of the Selling Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Selling Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Selling Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Selling Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets; the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

         (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Selling Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Selling Trust on behalf of the Acquired Fund is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Selling Trust on behalf of the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Selling Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2005, have been audited by PricewaterhouseCoopers, LLP ("PWC"), independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

         (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Selling Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:


         (a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Acquiring Trust's Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund as of the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust on behalf of the Acquiring Fund is a party or by which it is bound;

         (f) Except as otherwise disclosed in writing to and accepted by the Selling Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Trust on behalf of the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

         (g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

         (h) The audited financial statements of the Acquiring Fund at September 30, 2005 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (i) Since September 30, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

         (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired
Fund);

         (o) The information to be furnished by the Acquiring Trust for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.       COVENANTS OF THE SELLING TRUST ON BEHALF OF THE ACQUIRED FUND

         5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         5.2 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.3 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund's shares.

         5.4 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         5.6 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         5.7 The Selling Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Trust on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Selling Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.       COVENANTS OF THE ACQUIRING TRUST ON BEHALF OF THE ACQUIRING FUND

         6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

         6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         6.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

         6.6 The Acquiring Fund shall, through January 31, 2007, limit total annual fund operating expenses (excluding interest, taxes and extraordinary expenses) of its Class X Shares to 0.90% of total net assets.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Selling Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Selling Trust's election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

         7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Trust's election, to the performance by the Selling Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         8.1 All representations and warranties of the Selling Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         8.2 The Selling Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Selling Trust;

         8.3. The Selling Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Selling Trust, on behalf of the Acquired Fund, on or before the Closing Date;

         8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

         8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Selling Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         9.1 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         9.2 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Selling Trust and the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         9.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         9.4 The parties shall have received the opinion of McDermott Will & Emery LLP, addressed to the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement, shall for federal income tax purposes, qualify under the continuity of business enterprise (COBE) requirements for corporate reorganizations as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations it shall request of the Acquiring Trust. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 9.4.

10.      BROKERAGE FEES AND EXPENSES

         10.1 The Selling Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         10.2 The expenses relating to the proposed Reorganization will be borne by Phoenix Investment Counsel, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund's prospectus, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1 The Selling Trust and the Acquiring Trust have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

         11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      WAIVER

         The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of their respective Board of Trustees, may waive any condition to their respective obligations hereunder, except that the Acquiring Trust may not waive the condition set forth in paragraph 9.4.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of the Selling Trust and the Acquiring Trust.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301,
Attn: General Counsel.

16.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         16.5 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquired Fund personally, but shall bind only the property of the Acquired Fund, as provided in the Declaration of Trust of the Acquired Fund. The execution and delivery by such officers of the Acquired Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Declaration of Trust of the Acquired Fund.

         16.6 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery by such officers of the Acquiring Fund shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Acquiring Fund.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary, all as of the date first written above.


Attest:                           PHOENIX OPPORTUNITIES TRUST ON BEHALF OF ITS
                                  SERIES PHOENIX BOND FUND


_______________________________   By: _______________________________
By:
Title:                            Title:


Attest:                           PHOENIX-KAYNE FUNDS ON BEHALF OF ITS SERIES
                                  PHOENIX INTERMEDIATE BOND FUND


_______________________________   By: _______________________________
By:
Title: Secretary                  Title:






                                  Agreed and accepted as to paragraph 10.2 only:

Attest:                           PHOENIX INVESTMENT COUNSEL, INC.


_______________________________   By: _______________________________
By:
Title:                            Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                         PHOENIX INTERMEDIATE BOND FUND

                                   a series of

                               PHOENIX-KAYNE FUNDS
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and In Exchange For Shares of

                                PHOENIX BOND FUND

                                   a series of

                           PHOENIX OPPORTUNITIES TRUST
                     c/o Phoenix Equity Planning Corporation
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

This Statement of Additional Information, dated May 15, 2006, relating specifically to the proposed transfer of the assets and liabilities of Phoenix Intermediate Bond Fund ("Intermediate Bond"), a series of Phoenix-Kayne Funds ("Kayne Funds") to Phoenix Bond Fund ("Bond Fund"), a series of Phoenix Opportunities Trust ("Opportunities Trust"), in exchange for Class X shares of beneficial interest, no par value, of Bond Fund (to be issued to holders of shares of Intermediate Bond), consists of the information set forth below pertaining to Intermediate Bond and Bond Fund and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Intermediate Bond, dated May 1, 2006 (to be filed by Post-Effective Amendment);

         (2) The Statement of Additional Information of Bond Fund dated January 31, 2006;

         (3) Annual Report of Intermediate Bond for the year ended December 31, 2005;

         (4) Annual Report of Bond Fund for the year ended September 30, 2005;
             and

         (5) Pro Forma Financial Statements dated as of September 30, 2005.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Intermediate Bond and Bond Fund dated May 15, 2006. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Kayne Funds or Opportunities Trust at the telephone numbers or addresses set forth above.

                           PHOENIX OPPORTUNITIES TRUST

                                Phoenix Bond Fund

                       Phoenix Earnings Driven Growth Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 2006

   This Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Opportunities Trust (the "Trust"), dated January 31, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the PhoenixFunds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                           PAGE

The Trust ..............................................................    1
Investment Restrictions ................................................    1
Investment Techniques and Risks ........................................    2
Performance Information.................................................   13
Portfolio Turnover .....................................................   15
Portfolio Transactions and Brokerage ...................................   15
Disclosure of Fund Holdings.............................................   16

Services of the Adviser and Subadviser..................................   17
Portfolio Managers......................................................   20
Net Asset Value ........................................................   21
How To Buy Shares ......................................................   22
Alternative Purchase Arrangements ......................................   22
Investor Account Services ..............................................   25
How To Redeem Shares ...................................................   26
Dividends, Distributions and Taxes .....................................   27
Tax Sheltered Retirement Plans .........................................   31
The Distributor ........................................................   32
Distribution Plans .....................................................   34
Management of the Trust ................................................   35
Additional Information .................................................   42
Appendix ...............................................................   44
Glossary ...............................................................   45






                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877

                         Text Telephone: (800) 243-1926

PXP 2069B  (1/06)

                                    THE TRUST


    The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a business trust. Prior to January 27, 2006, the Trust was named "Phoenix-Seneca Funds." The Trust consists of two separate
Funds: the Phoenix Bond Fund (formerly Phoenix-Seneca Bond Fund) ("Bond Fund") and the Phoenix Earnings Driven Growth Fund (formerly the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund) ("Earnings Driven Growth Fund"), (each a "Fund" and collectively, the "Funds"). Each Fund offers four classes of shares: Class X Shares, Class A Shares, Class B Shares and Class C Shares. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional classes of shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B Shares and Class C Shares).


    The Trust's Prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS


    The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    With respect to all of the Funds, each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).


    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following investment techniques in pursuing its investment objectives.

CORPORATE DEBT SECURITIES


   A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.


   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.


   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Earnings Driven Growth Fund might be more willing to convert such securities to common stock.


   HIGH YIELD-HIGH RISK SECURITIES. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.


   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.


   Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.


   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options, the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes. (See "Dividends, Distributions, and Taxes" in this SAI.)

   A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund will specifically designate on its accounting records liquid assets to cover such contracts and options that is marked to market daily.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

   The Funds may invest in foreign currency exchange-related securities.

   FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   Each of the Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   American Depositary Receipts ("ADRs") are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

   Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

ILLIQUID AND RESTRICTED SECURITIES

   Each Fund may invest in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.


   Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.


LENDING PORTFOLIO SECURITIES


   Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the subadviser to be qualified, and when, in the judgment of the subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.


   A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   The Funds may each invest in mortgage-related and other asset-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.


   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.


   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.


   The subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.


OPTIONS

   The Funds may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.


   WRITING CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

   A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

   PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

   WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

   PURCHASING PUT OPTIONS. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.


   OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

   A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

   Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

   A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.


   Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.


   The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

   The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

   FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

PARTICIPATION INTERESTS


   The Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.


REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.


   Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.


   In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

SHORT SALES

   The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

   When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

   To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS

   Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

   The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

   In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.


   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.


   Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

   The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.


SWAP AGREEMENTS


   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on its accounting records liquid assets to avoid leveraging of the Fund's portfolio.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


WARRANTS TO PURCHASE SECURITIES

   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A

Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.


   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell Midcap Growth Index, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD


   The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:


                          YIELD = 2[(a-b + 1) (6) - 1]
                                     ---
                                     cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class on the last day of the period.


   The yields for each class of shares for the Bond Fund for the 30-day period ended September 30, 2005 were as follows:


             CLASS X SHARES    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
             --------------    --------------    --------------   --------------
Bond Fund          3.93%            3.49%            2.95%             3.05%


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares, Class C Shares and Class X Shares reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The average annual total returns for each class of shares of the Funds for the indicated periods ended September 30, 2005 were as follows:

                                                 YEAR ENDED       5 YEARS ENDED     COMMENCEMENT OF OPERATIONS TO
                                                  09/30/05           09/30/05                09/30/05 (1)
                                                  --------           --------                --------

BOND FUND
Class X

     Return Before Taxes                            2.44%             6.23%                   6.85%
     Return After Taxes on Distribution             1.11%             4.20%                   4.42%
     Return After Taxes on Distributions            1.68%             4.09%                   4.35%
     and Sale of Fund Shares
Class A  Return Before Taxes                       -2.71%             4.90%                   4.59%
Class B  Return Before Taxes                       -2.58%             5.13%                   4.50%
Class C  Return Before Taxes                        1.35%             5.12%                   4.50%

EARNINGS DRIVEN GROWTH FUND
Class A
     Return Before Taxes                            6.77%           -10.70%                   8.96%
     Return After Taxes on Distribution             6.77%           -11.30%                   7.60%
     Return After Taxes on Distributions            4.40%            -9.00%                   7.15%
     and Sale of Fund Shares(2)

Class B  Return Before Taxes                        8.54%           -10.31%                   1.99%
Class C  Return Before Taxes                       12.54%           -10.30%                   2.00%
Class X  Return Before Taxes                       13.62%            -9.40%                   9.99%


- ------------------------------


(1) The Bond Fund Class X inception since March 7, 1996; Class A Shares, Class B, Shares and Class C Shares since July 1, 1998. The Earnings Driven Growth Fund Class X Shares and Class A Shares inception since March 8, 1996; Class B Shares and Class C Shares since July 1, 1998.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class X Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Bond Fund and 5.75% for the Earnings Driven Growth Fund and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best execution for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.


   In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the subadviser and its affiliates in the performance their decision-making responsibilities.

   Each year, the subadviser will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the investment adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the subadviser, in its capacity as the subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

   In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds' direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   For the fiscal years ended September 30, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $821,952, $855,154 and $235,961, respectively. Brokerage commissions of $62,168 paid during the fiscal year ended September 30, 2005, were paid on portfolio transactions aggregating $54,832,509 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.


   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information and for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

- ------------------------------------------- --------------------------------------- -----------------------------------------
                                                                                               TIMING OF RELEASE OF
         TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER              PORTFOLIO HOLDINGS INFORMATION
- ------------------------------------------- --------------------------------------- -----------------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.        Daily
- ------------------------------------------- --------------------------------------- -----------------------------------------

Subadviser                                  Seneca Capital Management LLC           Daily

- ------------------------------------------- --------------------------------------- -----------------------------------------
Distributor                                 Phoenix Equity Planning Corporation     Daily
- ------------------------------------------- --------------------------------------- -----------------------------------------
Custodian                                   State Street Bank and Trust Company     Daily
- ------------------------------------------- --------------------------------------- -----------------------------------------

Sub-Financial Agent                         PFPC Inc.                               Daily

- ------------------------------------------- --------------------------------------- -----------------------------------------
Independent Registered Public Accounting    PricewaterhouseCoopers LLP              Annual Reporting Period: within 15
Firm                                                                                business days of end of reporting period

                                                                                    Semiannual Reporting Period: within 31
                                                                                    business days of end of reporting period
- ------------------------------------------- --------------------------------------- -----------------------------------------

Typesetting Firm for Financial Reports      GCom Solutions                          Monthly on first business day following
and Forms N-Q                                                                       month end

- ------------------------------------------- --------------------------------------- -----------------------------------------
Printer for Financial Reports               V.G. Reed & Sons                        Annual and Semiannual Reporting Period:
                                                                                    within 45 days after end of reporting
                                                                                    period
- ------------------------------------------- --------------------------------------- -----------------------------------------
Proxy Voting Service                        Institutional Shareholder Services      Twice weekly on an ongoing basis
- ------------------------------------------- --------------------------------------- -----------------------------------------

Intermediary Selling Shares of the Fund     Merrill Lynch                           Quarterly within 10 days of quarter end
- ------------------------------------------- --------------------------------------- -----------------------------------------
Third-Party Class B Share Financer          SG Constellation LLC                    Weekly based on prior week end

- ------------------------------------------- --------------------------------------- -----------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

- ------------------------------------------- --------------------------------------- -----------------------------------------

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and        Quarterly, 60 days after fiscal
                                            Thompson Financial Services             quarter end
- ------------------------------------------- --------------------------------------- -----------------------------------------
Rating Agencies                             Lipper Inc. and Morningstar             Quarterly, 60 days after quarter end

- ------------------------------------------- --------------------------------------- -----------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER


   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. As of September 30, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Financial Agent for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut who is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.

   PXP has served investors for over 70 years. As of September 30, 2005, PXP had approximately $52.3 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Seneca Capital Management LLC ("Seneca" or Subadviser") is the Subadviser to the Funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of September 30, 2005, Seneca had approximately $11 billion in assets under management.


   Pursuant to the Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"), the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's counsel; and (c) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.


   Pursuant to the Subadvisory Agreement, PIC has delegated to Seneca the responsibility for making investment decisions for the Funds and selecting brokers and dealers to execute transactions for each Fund. Under the Subadvisory Agreement, Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations.


   In managing the assets of the Funds, the Subadviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Subadviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust ("Agreement and Declaration of Trust"), Bylaws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Subadviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").


   As compensation for its services to each of the Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund's net assets and paid monthly at the following rates:

          Bond Fund                                        0.50%
          Earnings Driven Growth Fund                      0.80%

   For the fiscal years ended September 2003, 2004 and 2005, PIC earned investment management fees of $373,661, $382,004 and $376,469, respectively, for services to the Bond Fund and $1,076,676, $1,028,470 and $613,172, respectively, for services to the Earnings Driven Growth Fund.

   For the fiscal years ended September 30, 2003, 2004 and 2005, PIC reimbursed $60,889, $32,865 and $69,688, respectively, for the Bond Fund and $215,880, $126,819 and $252,272, respectively, for the Earnings Driven Growth Fund.

   The Adviser has contractually agreed to limit the Funds' total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007 so that expenses do not exceed, on an annualized basis, the following. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


FUND                                              CLASS X           CLASS A          CLASS B          CLASS C
- ----                                              -------           -------          -------          -------
Bond Fund                                          0.90%             1.15%            1.90%             1.90%

Earnings Driven Growth Fund                        1.20%             1.45%            2.20%             2.20%


   The Adviser may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.


   The Adviser pays the Subadviser a fee at the following rates:

          Bond Fund                                        0.25%
          Earnings Driven Growth Fund                      0.40%


   Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

   The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.


   In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. (See also "Portfolio Transactions and Brokerage.")

   Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Trust;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or Bylaws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xvi) distribution fees and service fees applicable to each class of shares.

   Each Fund's Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.


   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act, Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.


DESCRIPTION OF PROXY VOTING POLICY


   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

 o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

 o Changes to Capital Structure--dilution or improved accountability associated with such changes.

 o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.


 o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC

   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and Chief Investment Officer have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of September 30, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                      NUMBER OF AND TOTAL       NUMBER OF AND TOTAL         NUMBER OF AND TOTAL
                                     ASSETS OF REGISTERED      ASSETS OF OTHER POOLED         ASSETS OF OTHER
PORTFOLIO MANAGER                    INVESTMENT COMPANIES    INVESTMENT VEHICLES (PIVS)          ACCOUNTS
- -----------------                    --------------------    --------------------------          --------
Al Alaimo                               3/$125 million           1/$122.5 million            264/$8.5 billion
Robert Bishop                           2/$106 million                 None                  264/$8.5 billion
Andrew Chow                             2/$106 million                 None                  264/$8.5 billion
Fran Gillin Cooley                     5/$477.5 million                None                  302/$1.5 billion
Doug Couden                            5/$477.5 million                None                  302/$1.5 billion
Albert Gutierrez                        5/$298 million          2/$185.9 million*

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

* Mr. Gutierrez is the Portfolio Manager for one hedge fund which has a performance based fee. The value of that hedge fund as of September 30, 2005 was $63.4 million (listed under PIVs above).

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund described in the Fund's prospectus that he or she manages as of September 30, 2005:

                                                                           DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                         FUND MANAGED                     BENEFICIALLY OWNED IN FUND MANAGED
- -----------------                         ------------                     ----------------------------------
Al Alaimo                                  Bond Fund                                      None
Robert Bishop                              Bond Fund                                      None
Andrew Chow                                Bond Fund                                      None
Fran Gillin Cooley                Earnings Driven Growth Fund                      $10,000 - $50,000
Doug Couden                       Earnings Driven Growth Fund                             None
Albert Gutierrez                           Bond Fund                                      None


                                 NET ASSET VALUE

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

   Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

   In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, as the Trustees have determined that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

   For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares, Class B Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Each Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares -- Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.


CLASS C SHARES


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.


CLASS X SHARES

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in
(1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue

Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund, (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE


   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds' current Prospectus for more information.)


TELEPHONE REDEMPTIONS


   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

BY CHECK (PHOENIX BOND FUND ONLY)


   Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.


   Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.


REDEMPTION IN KIND


   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE


   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value.( See the Funds' current prospectus for more information.)


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Funds, PEPCO (or "Distributor"), an indirect wholly-owned subsidiary of PNX, and an affiliate of the Adviser and Subadviser, PIC serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plan described below. For the fiscal years ended September 30, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $255,451, $215,231 and $141,422, respectively, of which the Distributor received net commissions of $158,112, $161,263 and $112,142, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2005, the Distributor received net commissions of $5,278 for Class A Shares and deferred sales charges of $105,176 for Class B Shares and $1,688 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


DEALERS CONCESSIONS


   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.


BOND FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
         AMOUNT OF TRANSACTION                 AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
           AT OFFERING PRICE                 OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
- --------------------------------------- ---------------------------- --------------------------- ----------------------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None

EARNINGS DRIVEN GROWTH FUND


                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE               AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
- --------------------------------------- ---------------------------- --------------------------- ----------------------------

Under $50,000                                      5.75%                       6.10%                        5.00%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

               First $5 billion                                          0.06%
               $5 billion to $15 billion                                 0.05%
               Greater than $15 billion                                  0.03%

   Percentage rates are applied to the aggregate daily net asset value of all funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For administrative services during the fiscal year ended September 30, 2003, 2004 and 2005, PEPCO received $269,318, $242,004 and $201,856 respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (except Class X Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares and at a rate of 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended September 30, 2005, the Funds paid Rule 12b-1 Fees in the amount of $619,390, of which the Distributor received $235,540, and unaffiliated broker-dealers received $383,850. The Rule 12b-1 payments were used for (1) compensation to dealers, $339,250; (2) compensation to sales personnel, $292,048; (3) advertising, $57,654; (4) service costs, $28,777; (5) printing and mailing of prospectuses to other than current shareholders, $4,815; and (6) other, $24,375.


   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.


   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

    The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring on April 29, 2006.


                              INDEPENDENT TRUSTEES


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -------------------------------     -----------      ----------               ---------------------------------------
E. Virgil Conway                   Served               52          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          since 2000.                      (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary)
                                                                    (2004-present), Pace University (Director/Trustee) (1978-2003)
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New York
                                                                    Councils, Boy Scouts of America (1985-present), The Academy of
                                                                    Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), Colgate University
                                                                    (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                                    Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman) (1992-2001),
                                                                    Trism, Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                                    Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                    (1994-2002), New York Housing Partnership Development Corp.
                                                                    (Chairman) (1981-2003).

Harry Dalzell-Payne                Served               52          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             since 1999.                      (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served               50          Retired. Trustee, Phoenix Funds Family (1989-present).
7721 Blue Heron Way                since 1999.                      Trustee, Scudder Investments (55 portfolios) (1986-present).
West Palm Beach, FL 33412                                           Director, Coutts & Co. Trust Holdings Limited (1991-2000),
DOB: 3/28/30                                                        Coutts & Co. Group (1991-2000) and Coutts & Co. International
                                                                    (USA) (private banking) (1991-2000).

Francis E. Jeffries                Served since         53          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           2005.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30



                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -------------------------------     -----------      ----------               ---------------------------------------
Leroy Keith, Jr.                   Served since          50         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          52         Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                 Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

Everett L. Morris*                 Served since          52         Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                     2000.                            (1991-present). Director, W.H. Reaves Utility Income
Colts Neck, NJ 07722                                                Fund (2004-present). Vice President, W.H. Reaves and
DOB: 5/26/28                                                        Company (investment management) (1993-2003).

James M. Oates**                   Served since          50         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             2005.                            Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel
                                                                    Financial (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1999-present),
                                                                    Trust Company of New Hampshire (2002-present). Chairman,
                                                                    Emerson Investment Management, Inc. (2000-present).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004). Independent Chairman (since
                                                                    2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                    (since 2005), John Hancock Funds II and John Hancock
                                                                    Funds III.

Donald B. Romans                   Served since          50         Retired. President, Romans & Company (private investors
39 S. Sheridan Road                2005.                            and financial consultants) (1987-2003). Trustee, Phoenix
Lake Forest, IL 60045                                               Funds Family (1985-present). Trustee, Burnham Investors
DOB: 4/22/31                                                        Trust (five portfolios) (1967-2003).

Richard E. Segerson                Served since          50         Managing Director, Northway Management Company
Northway Management Company        2005.                            (1998-present). Trustee, Phoenix Funds Family
164 Mason Street                                                    (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -------------------------------     -----------      ----------               ---------------------------------------
Ferdinand L.J. Verdonck            Served since          50         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2005.                            Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                    and Insurance Holding Company (Euronext) (1992-2003),
                                                                    KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                    Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                                    N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001).

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEE


    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION WITH TRUST             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -------------------------------     -----------      ----------               ---------------------------------------

Marilyn E. LaMarche*               Served since          50          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2005.                             (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                                (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                           (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                   (1989-2005).
Trustee
DOB: 5/11/34


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION WITH TRUST             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
- -------------------------------     -----------      ----------               ---------------------------------------

Philip R. McLoughlin**             Served since          74          Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                           1999.                             World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                        Phoenix Funds Complex (1989-present). Management
                                                                     Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                     Executive Officer (1995-2002) and Director (1995-2002),
                                                                     Phoenix Investment Partners, Ltd. Director and Executive
                                                                     Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                     Director (1994-2002) and Executive Vice President,
                                                                     Investments (1987-2002), Phoenix Life Insurance Company.
                                                                     Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                     Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                     (2000-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director (2001-2002) and President (April 2002-September
                                                                     2002), Phoenix Investment Management Company. Director
                                                                     and Executive Vice President, Phoenix Life and Annuity
                                                                     Company (1996-2002). Director (1995-2000) and Executive
                                                                     Vice President (1994-2002) and Chief Investment Counsel
                                                                     (1994-2002), PHL Variable Insurance Company. Director,
                                                                     Phoenix National Trust Holding Company (2001-2002).
                                                                     Director (1985-2002) and Vice President (1986-2002) and
                                                                     Executive Vice President (April 2002-September 2002), PM
                                                                     Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                     (1995-2002). Director, WS Griffith Securities, Inc.
                                                                     (1992-2002).

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.



                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
NAME, ADDRESS AND                 WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
- --------------                 ---------------------                            -------------------

Daniel T. Geraci               President since 2004.          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                                  Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                              Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                              Executive Officer of North American Investment Operations, Pioneer
                                                              Investment Management USA, Inc. (2001-2003). President of Private
                                                              Wealth Management Group (2000-2001), Executive Vice President of
                                                              Distribution and Marketing for Fidelity Canada (1996-1998), Fidelity
                                                              Investments.

George R. Aylward              Executive Vice                 Senior Vice President and Chief Operating Officer, Asset Management
DOB: 8/17/64                   President since 2004.          (2004-present), Vice President (2001-2004), The Phoenix Companies,
                                                              Inc. Executive Vice President and Chief Operating Officer
                                                              (2004-present), Vice President, Finance (2001-2002), Assistant
                                                              Controller (1996-2001), Phoenix Investment Partners, Ltd. Executive
                                                              Vice President, certain funds within the Phoenix Fund Complex
                                                              (2004-present). Vice President, Phoenix Life Insurance Company
                                                              (2002-2004).

Francis G. Waltman             Senior Vice                    Vice President, Product Development and Management, Phoenix Investment
DOB: 7/27/62                   President since 2004.          Partners, Ltd. (2003-present). Senior Vice President and Chief
                                                              Administrative Officer, Phoenix Equity Planning Corporation
                                                              (1999-2004). Senior Vice President, certain funds within the Phoenix
                                                              Fund Complex (2004-present).


                                 POSITION(S) HELD
NAME, ADDRESS AND                 WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
- --------------                 ---------------------                            -------------------

Marc Baltuch                   Vice President and             Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue               Chief Compliance               (1989-present). Vice President and Compliance Officer, certain funds
New York, NY 10022             Officer since 2005.            in the Phoenix Fund Family (2004-present). Vice President, The Zweig
DOB: 9/23/45                                                  Total Return Fund, Inc. and The Zweig Fund, Inc. (2004-present).
                                                              President and Director, Watermark Securities, Inc. (1991-present).
                                                              Assistant Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                              Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                              Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,                Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal           2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and                    Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since                2005-present). Compliance Officer of Investments and Counsel,
                               2005.                          Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General
                                                              Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial                Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                    Officer and                    Corporation (2004-present). Chief Financial Officer and Treasurer or
                               Treasurer since 2005.          Assistant Treasurer of certain funds within the Phoenix Fund Family
                                                              (2004-present). Senior Manager (2002-2004), Manager (2000-2002),
                                                              Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD


   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended September 30, 2005, the Trustees received the following compensation:

                                                           AGGREGATE                  TOTAL COMPENSATION FROM TRUST
                                                          COMPENSATION                 AND FUND COMPLEX (77 FUNDS)
    NAME OF TRUSTEE                                        FROM TRUST                       PAID TO TRUSTEES
    ---------------                                        ----------                       ----------------

INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                                           $12,725                                 $196,500
 Harry Dalzell-Payne                                        $10,527                                 $186,500
 S. Leland Dill                                              $2,658                                  $66,750
 Francis E. Jeffries                                         $3,331*                                $130,500
 Leroy Keith, Jr.                                            $2,962                                  $73,500
 Geraldine M. McNamara                                      $11,341*                                $189,000
 Everett L. Morris                                          $12,413*                                $201,000
 James M. Oates                                              $4,736                                 $122,011
 Donald B. Romans                                            $2,658                                  $66,750
 Richard E. Segerson                                         $3,331*                                 $83,750
 Ferdinand L.J. Verdonck                                     $2,962                                  $53,761

 INTERESTED TRUSTEES
 -------------------
 Marilyn E. LaMarche                                         $2,658                                  $69,761
 Philip R. McLoughlin                                        $11,681                                $214,317

- ----------------------


* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $523,673.51, Ms. McNamara, $265,046.71, Mr. Morris, $513,296.52 and Mr. Segerson, $115,530.21. At
  present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:

                                                                      DOLLAR RANGE OF        TOTAL COMPENSATION
                                                DOLLAR RANGE OF    EQUITY SECURITIES IN     FROM TRUST AND FUND
                                               EQUITY SECURITIES    THE EARNINGS DRIVEN      COMPLEX 77 FUNDS)
    NAME OF TRUSTEE                            IN THE BOND FUND         GROWTH FUND           PAID TO TRUSTEES
    ---------------                               -------------         -----------           ----------------
INDEPENDENT TRUSTEES
- --------------------
E. Virgil Conway                                     None                  None                 Over $100,000
Harry Dalzell-Payne                                  None                  None                      None
S. Leland Dill                                       None                  None              $50,001 - $100,000
Francis E. Jeffries                                  None                  None                Over $100,000
Leroy Keith, Jr.                                     None                  None                 $1 - $10,000
Geraldine M. McNamara                                None                  None                Over $100,000
Everett L. Morris                                    None                  None                Over $100,000
James M. Oates                                       None                  None                Over $100,000
Donald B. Romans                                     None                  None                Over $100,000
Richard E. Segerson                                  None                  None                Over $100,000
Ferdinand L.J. Verdonck                              None                  None                      None

INTERESTED TRUSTEES
- -------------------
Marilyn E. LaMarche                                  None                  None                      None
Philip R. McLoughlin                                 None            $10,001 - $50,000          Over $100,000

   At December 30, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of December 30, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:

NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                      NUMBER OF SHARES     PERCENT OF CLASS
- -------------------                     ----------------------                      ----------------     ----------------

Ameriprise Trust Company                Earnings Driven Growth Fund Class X           325,956.737             52.16%
FBO Ameriprise Trust
Retirement Services Plans
996 AXP Financial Center
Minneapolis, MN 55474-0009

Bear Stearns Securities Corp.           Bond Fund Class X                             199,361.780              7.99%
FBO XXX-XXX48-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.           Bond Fund Class C                              17,318.894              9.25%
FBO XXX-XXX39-19
1 Metrotech Center North
Brooklyn, NY 11201-3870

Charles Schwab & Co., Inc.              Earning Driven Growth Fund Class A             58,526.061              5.10%
Special Custody Acct. For the Exclusive
Benefit of Our Customers-PC
ATTN: Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit             Bond Fund Class B                             228,307.024             35.61%
of its Customers                        Bond Fund Class C                              20,218.863             10.80%
Attn: Fund Administration               Earning Driven Growth Fund Class A            222,224.783             19.35%
4800 Deer Lake Dr. E., 3rd Flr.         Earning Driven Growth Fund Class B            296,188.325             35.02%
Jacksonville, FL 32246-6484             Earning Driven Growth Fund Class C            326,160.544             50.92%

Pershing LLC                            Bond Fund Class C                               9,987.414              5.34%
PO Box 2052
Jersey City, NJ 07303-2052

Phoenix Wealth Builder PHOLIO           Bond Fund Class A                             981,792.613             34.83%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO          Bond Fund Class A                             924,704.748             32.81%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Prudential Investment Management        Earning Driven Growth Fund Class A            126,925.630             11.05%
Services
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
3 Gateway Center Fl. 11
Newark, NJ 07102-4000


NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                      NUMBER OF SHARES     PERCENT OF CLASS
- -------------------                     ----------------------                      ----------------     ----------------

SEI Private Trust Co.                   Bond Fund Class X                             200,286.164             8.03%
c/o Suntrust
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION


   As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001. A copy of the Trust's Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Agreement and Declaration of Trust, as amended. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

   To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

   The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


   Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).


   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this SAI, the Trustees have not determined to establish another series of shares in the Trust.

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this SAI, the Trustees have authorized the issuance of four classes of shares for each series, designated Class X Shares, Class A Shares, Class B Shares and Class C Shares.


   Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.


   Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Amended and Restated Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   The Custodian of the Funds' assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Trust has authorized the Custodians to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS


   The Funds' financial statements for the Trust's fiscal year ended September 30, 2005, included in the Trust's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF CERTAIN BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.

   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

   aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

   Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION

   AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

   Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

   The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

   COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

   CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

   BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

   TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

   CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

--------------------------------------------------------------------------------

                                                             DECEMBER 31, 2005
--------------------------------------------------------------------------------


  ANNUAL REPORT

--------------------------------------------------------------------------------

      o  PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND

             FORMERLY PHOENIX-KAYNE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

      o  PHOENIX INTERMEDIATE BOND FUND

             FORMERLY PHOENIX-KAYNE INTERMEDIATE TOTAL RETURN BOND FUND

      o  PHOENIX OVERSEAS FUND

             FORMERLY PHOENIX-KAYNE INTERNATIONAL FUND

      o  PHOENIX RISING DIVIDENDS FUND

             FORMERLY PHOENIX-KAYNE RISING DIVIDENDS FUND

      o  PHOENIX SMALL-MID CAP FUND

             FORMERLY PHOENIX-KAYNE SMALL-MID CAP FUND

                                                         GET FUND DOCUMENTS
                                                         BY E-MAIL INSTEAD.

                                                        ELIGIBLE SHAREHOLDERS
                                                     MAY SIGN UP FOR E-DELIVERY
                                                         AT PHOENIXFUND.COM.

      TRUST NAME: PHOENIX-KAYNE FUNDS

      [LOGO] PHOENIXFUNDS(SM)

-------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Kayne Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, each Fund`s record and other pertinent information.

MESSAGE FROM THE CHAIRMAN


DEAR SHAREHOLDER:

[PHOTO]

      I encourage you to review this annual report for the Phoenix CA Intermediate Tax-Free Bond Fund, Phoenix Intermediate Bond Fund, Phoenix Overseas Fund, Phoenix Rising Dividends Fund and Phoenix Small-Mid Cap Fund, for the fiscal year ended December 31, 2005.

      Looking back at 2005, the equity market posted modest returns for the year, with most of the gains coming after Labor Day, driven by strong corporate earnings. The economy posted a 3.5% growth rate in 2005, down from 4% in 2004, as rising interest rates and energy prices continued to weigh on the consumer. As we enter a new year, the pace of U.S. economic growth continues to moderate.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.(1) Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.


Sincerely,


/s/ Philip R. McLoughlin


Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2006


(1) DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS


Glossary .................................................................    3

Phoenix CA Intermediate Tax-Free Bond Fund ...............................    6

Phoenix Intermediate Bond Fund ...........................................   16

Phoenix Overseas Fund ....................................................   24

Phoenix Rising Dividends Fund ............................................   37

Phoenix Small-Mid Cap Fund ...............................................   48

Notes to Financial Statements ............................................   60

Report of Independent Registered Public Accounting Firm ..................   65

Board of Trustees' Consideration of Investment Advisory and Subadvisory
Agreements ...............................................................   66

Results of Shareholder Meeting ...........................................   71

Fund Management Tables ...................................................   72


--------------------------------------------------------------------------------

PROXY VOTING PROCEDURES (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.


FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

--------------------------------------------------------------------------------

GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AMBAC (AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION)
One of the largest insurers of new municipal bond offerings.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FGIC (FINANCIAL GUARANTY INSURANCE COMPANY)
A leading financial guaranty insurance company providing triple-A credit enhancement on public finance, structured finance and asset-backed securities.

FNMA OR "FANNIE MAE" (FEDERAL NATIONAL MORTGAGE ASSOCIATION)
Congressionally chartered corporation which buys mortgages on the secondary market, pools them and sells them as mortgage-backed securities to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but not the U.S. government.

FSA (FINANCIAL SECURITY ASSURANCE, INC.)
A leading provider of Aaa/AAA/AAA financial guaranty insurance for asset-backed securities, municipal bonds and other structured obligations in the global markets.

GNMA OR "GINNIE MAE" (GOVERNMENT NATIONAL MORTGAGE ASSOCIATION)
Wholly-owned U.S. government corporation within the Department of Housing and Urban Development, which guarantees the timely payment of principal and interest on securities that are issued by private institutions and are backed by pools of federally-issued or guaranteed mortgage loans.

LEHMAN BROTHERS 5-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 5-Year Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market, and consists of general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds, all in the maturity range of 4 to 6 years. The index is calculated on a total return basis.

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
The Lehman Brothers 7-Year Municipal Bond Index measures the performance of investment grade bonds with maturities of seven to eight years.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX
Measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis.

LEHMAN BROTHERS MUNICIPAL LONG BOND INDEX
The Lehman Brothers Municipal Long Bond Index measures the performance of long-term tax-exempt bonds.

MBIA (MUNICIPAL BOND INSURANCE ASSOCIATION)
One of the largest insurers of financial obligations for municipalities, not-for-profit organizations, banks, insurance and finance companies, and other private-sector entities in the primary and secondary markets. Provides triple-A-rating guarantee as an unconditional and irrevocable guarantee of full principal and interest payment.

MSCI EAFE(R) GROWTH INDEX
The MSCI EAFE Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australia, Asia and the Far East.

MSCI EAFE(R) INDEX (NET)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested.

MSCI EAFE(R) VALUE INDEX
The MSCI EAFE Value Index is a market-weighted index of companies in developed markets, excluding the U.S. and Canada, with lower price-to-book ratios.

MSCI EMERGING MARKETS INDEX
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested.

MUNICIPAL MARKET ADVISORS (MMA)
An analytical firm specializing in the municipal bond market that provides research to financial services clients used for formulating investment strategies in the tax-exempt and broader interest rate markets.

RUSSELL 2000(R) INDEX
The Russell 2000(R) Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(TM) INDEX
A market capitalization-weighted index of the 2,500 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P CALIFORNIA MUNICIPAL BOND INDEX
A market value-weighted index of California municipal bond issues held by managed municipal bond fund customers of Standard & Poor's that are priced daily. The index is calculated on a total return basis.

SPONSORED ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

XLCA (XL CAPITAL ASSURANCE)
A monoline financial guarantee insurance company that provides triple-A rated financial guaranty insurance for the asset-backed structured finance, structured investment products, future flow, global infrastructure project finance, power & utilities, public finance, and bank deposit insurance markets worldwide.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.


INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 1.33%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the S&P California Municipal Bond Index, the Fund's style-specific benchmark, returned 4.73%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve raised the federal funds rate to 4.25% over the course of 2005, leading to a flattening of the U.S. Treasury yield curve. The municipal bond yield curve, as measured by Municipal Market Advisors, also flattened, although not to the same extent as the U.S. Treasury yield curve. For the full year, 5-year municipal rates were up 0.64% and 30-year municipal rates were down 0.14%.

      This flattening of the yield curve led to extreme performance differences between long and shorter duration strategies. To illustrate, the Lehman 5-Year Municipal Index, with a duration of 4.09 years, returned 0.95% in 2005; the Lehman 7-Year Municipal Index, with a duration of 5.27 years, returned 1.72%; while the Lehman Municipal Long Bond Index, with a duration of 6.78 years, achieved a 7.06% return.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P California Municipal Bond Index for the year. The lag in performance was due to the Fund's shorter duration strategy relative to the index. With a duration of 5.35 years, the benchmark's duration was much longer than the Fund's duration of 3.84 years.

      Rising interest rates in the intermediate portion of the curve throughout the year offered us the opportunity to increase the Fund's yield while maintaining our intermediate duration and high quality standards. We believe that once the Federal Reserve ends the tightening cycle, the intermediate portion of the yield curve will offer a compelling risk-to-reward ratio.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                              INCEPTION    INCEPTION
                                                         1 YEAR    5 YEAR    TO 12/31/05      DATE
                                                         -------   -------   -----------   ---------
      Class X Shares                                      1.33%     3.88%       4.08%      10/28/96
      Lehman Brothers Aggregate Bond Index                2.43      5.87        6.51       10/28/96
      S&P California Municipal Bond Index                 4.73      5.71        5.59       10/31/96

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Phoenix
            CA Intermediate
           Tax-Free Bond Fund     Lehman Brothers          S&P California
                Class X         Aggregate Bond Index    Municipal Bond Index
           ------------------   --------------------    --------------------
10/28/96         $10,000                $10,000                $10,000
12/31/96          10,002                 10,162                 10,111
12/31/97          10,428                 11,143                 10,756
12/31/98          10,883                 12,111                 11,384
12/31/99          10,833                 12,011                 11,049
12/29/00          11,936                 13,408                 12,476
12/31/01          12,445                 14,540                 13,062
12/31/02          13,266                 16,032                 14,170
12/31/03          13,830                 16,690                 14,897
12/31/04          14,250                 17,414                 15,728
12/31/05          14,439                 17,837                 16,471

For information regarding the indexes, see the glossary on page 3.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the CA Intermediate Tax-Free Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying table is meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

 CA Intermediate             Beginning           Ending          Expenses Paid
Tax-Free Bond Fund         Account Value      Account Value         During
     Class X               June 30, 2005    December 31, 2005       Period*
------------------         -------------    -----------------    -------------
Actual                       $1,000.00          $1,001.50            $3.78

Hypothetical (5% return
  before expenses)            1,000.00           1,021.38             3.83

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.75%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.33%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,013.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

   1.  California State Department of
       Water Resources Series W 5.50%, 12/1/13                     3.1%

   2.  East Bay Municipal Utility District
       Water System Revenue 5.25%, 6/1/18                          3.1%

   3.  South Coast Air Quality Management
       District 6%, 8/1/11                                         3.1%

   4.  Desert Community College District
       5%, 8/1/18                                                  3.0%

   5.  San Jose Financing Authority Convention
       Center Project Series F 5%, 9/1/15                          3.0%

   6.  Redlands Financing Authority Series A
       5%, 9/1/17                                                  3.0%

   7.  Port of Oakland California Series I
       5.60%, 11/1/19                                              2.9%

   8.  California State Department of Water
       Resource Power Supply Series A 5.25%,
       5/1/09                                                      2.9%

   9.  Irvine Unified School District Community
       Facilities District No. 86-1 5.50%, 11/1/13                 2.9%

  10.  Northern California Power Agency Public
       Power Revenue Hydroelectric Project
       No. 1 Series A 5%, 7/1/15                                   2.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Water & Sewer Revenue           21%
                       General Obligation              15
                       Pre-Refunded                    12
                       General Revenue                 10
                       Power Revenue                   10
                       Municipal Utility
                       District Revenue                 8
                       Transportation Revenue           7
                       Other                           17

                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
MUNICIPAL TAX-EXEMPT BONDS(d)--99.1%

DEVELOPMENT REVENUE--4.6%
Los Angeles County Public Works Financing
Authority Series A 5.50%, 10/1/18
(FSA Insured)......................................   $     450   $   495,103

Menlo Park Community Development Agency
Las Pulgas Community Development Project
5.375%, 6/1/16 (AMBAC Insured).....................         250       257,075

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
DEVELOPMENT REVENUE--CONTINUED
Ontario Redevelopment Financing Authority
Project No. 1 6.90%,
8/1/10 (MBIA Insured)..............................   $      70   $    80,037

Ontario Redevelopment Financing Authority
Project No. 1 Center City & Cimarron 5.25%,
8/1/13 (MBIA Insured)..............................         500       545,405

Riverside County Redevelopment Agency
Jurupa Valley Project Area 5.25%, 10/1/17
(AMBAC Insured)....................................         250       272,005
                                                                  -----------
                                                                    1,649,625
                                                                  -----------


                        See Notes to Financial Statements                      9

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FACILITIES REVENUE--2.5%
California State Public Works Board
Series C 5.25%, 11/1/20............................   $     500   $   529,460

Los Angeles State Building Authority
Department of General Services Series A
5.375%, 5/1/06.....................................         200       201,076

Oakland State Building Authority Series A
5%, 4/1/17 (AMBAC Insured).........................         150       156,383
                                                                  -----------
                                                                      886,919
                                                                  -----------

GENERAL OBLIGATION--17.5%
Brea Olinda Unified School District
Series A 6%, 8/1/15 (FGIC Insured).................         150       175,350

California State 6.25%, 4/1/08.....................         825       874,855
California State 5.50%, 4/1/10 (MBIA Insured)......         200       217,014
California State 5.25%, 6/1/16.....................          80        81,406

California State Unrefunded Balance-2001
5.375%, 3/1/06.....................................          45        45,110

Desert Community College District 5%, 8/1/18
(MBIA Insured).....................................         990     1,068,883

Grossmont Cuyamaca Community College
Series A 5%, 8/1/19 (MBIA Insured).................         250       266,355

Long Beach Unified School District Series C
5.375%, 8/1/16 (MBIA Insured)......................         300       320,853

Metropolitan Water District Southern California
Series A 5.25%, 3/1/11.............................         180       189,223

Oakland Unified School District Alameda County
School Improvements 5%, 8/1/16 (FSA Insured).......         400       420,912

San Diego County Certificates of Participation
5.25%, 11/1/15 (AMBAC Insured).....................         960     1,041,437

San Francisco City and County Educational
Facilities Unified School District Series B 5.50%,
6/15/12............................................         500       525,940

Santa Ana Unified School District 5.70%, 8/1/22
(FGIC Insured).....................................         400       439,216

Wiseburn School District Series A 5%, 8/1/17
(MBIA Insured).....................................         580       628,615
                                                                  -----------
                                                                    6,295,169
                                                                  -----------

GENERAL REVENUE--10.3%
California State Public Works Board 5%, 11/1/17
(XLCA Insured).....................................         460       493,557

Puerto Rico Public Finance Corp. Series A 5.25%,
8/1/30 (AMBAC Insured)(c)..........................         500       541,225

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GENERAL REVENUE--CONTINUED
San Jose Financing Authority Convention Center
Project Series F 5%, 9/1/15 (MBIA Insured).........   $   1,000   $ 1,062,070

Santa Clara County Financing Authority Leasing
Revenue 7.75%, 11/15/11 (AMBAC Insured)............         400       484,164

South Coast Air Quality Management District 6%,
8/1/11 (AMBAC Insured).............................       1,000     1,113,760
                                                                  -----------
                                                                    3,694,776
                                                                  -----------

HIGHER EDUCATION REVENUE--2.4%
California State Public Works Board Community
Colleges Series A 5.25%, 12/1/13...................         290       307,345

University of California Series A 5%, 5/15/10
(AMBAC Insured)....................................         500       533,615
                                                                  -----------
                                                                      840,960
                                                                  -----------

MEDICAL REVENUE--1.0%
California Health Facilities Financing Authority
Series A 5%, 11/15/14..............................         250       265,150

San Joaquin County General Hospital Project
Certificates of Participation 5.25%, 9/1/12
(MBIA Insured).....................................         100       106,797
                                                                  -----------
                                                                      371,947
                                                                  -----------

MUNICIPAL UTILITY DISTRICT REVENUE--7.9%
City of San Diego Public Facilities Financial
Authority Series A 5%, 5/15/13
(AMBAC Insured)....................................         300       300,375

Los Angeles Wastewater System Revenue 5%,
6/1/08 (FSA Insured)...............................         375       390,585

Sacramento Municipal Utility District Electricity
Revenue Series L 5.10%, 7/1/13
(AMBAC Insured)....................................         500       522,570

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/10
(MBIA Insured).....................................         500       539,595

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/15
(MBIA Insured).....................................         310       336,257

Sacramento Municipal Utility District Electricity
Revenue Series O 5.25%, 8/15/17
(MBIA Insured).....................................         200       215,676

Sacramento Municipal Utility District Electricity
Revenue Series P 5.25%, 8/15/17 (FSA Insured)......         500       537,875
                                                                  -----------
                                                                    2,842,933
                                                                  -----------


10                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
POWER REVENUE--9.5%
California State Department of Water Resource
Power Supply Series A 5.25%, 5/1/09
(MBIA Insured).....................................   $   1,000   $ 1,059,220

City of Pasadena 5%, 6/1/17 (MBIA Insured).........         300       317,838

Los Angeles Department of Water & Power
Series A-A-3 5.25%, 7/1/18.........................         300       303,045

Northern California Power Agency Public Power
Revenue Hydroelectric Project No. 1 Series A 5%,
7/1/15 (MBIA Insured)..............................       1,000     1,050,250

Southern California Public Power Authority
Series B 5%, 7/1/12 (FSA Insured)..................         635       688,708
                                                                  -----------
                                                                    3,419,061
                                                                  -----------
PRE-REFUNDED--10.1%
California Educational Facilities Authority
Chapman University 5.375%, 10/1/16.................         250       258,755

Contra Costa County Home Mortgage Revenue
7.50%, 5/1/14 (GNMA Collateralized)(b).............         500       625,620

Cypress Residential Mortgage Revenue Series B
7.25%, 1/1/12(b)...................................         200       240,086

Duarte Redevelopment Agency Single Family
Mortgage Revenue Series A 6.875%, 11/1/11
(FNMA Collateralized)(b)...........................         300       352,896

Fremont Union High School District/Santa Clara
County Series B 5.25%, 9/1/15 Prerefunded
9/1/10 @ 100.......................................         200       216,514

Los Angeles County Public Works Financing
Authority Revenue Regional Park and Open Space
Series A 5%, 10/1/13 Prerefunded
10/1/07 @ 101......................................         325       338,159

Modesto Wastewater Treatment Facilities Revenue
6%, 11/1/12 (MBIA Insured)(b)......................         735       843,692

San Francisco Bay Area Rapid Transit District
Sales Tax Revenue 5.25%, 7/1/17 Prerefunded
7/1/08 @ 101.......................................         320       338,688

Stockton Housing Facilities Revenue O'Connor
Woods Project A 5.60%, 3/20/28 Prerefunded
9/20/17 @ 100 (GNMA Collateralized)................         200       200,896

Truckee Public Financing Authority Leasing
Revenue Series A 5.875%, 11/1/20 Prerefunded
11/1/08 @ 102 (AMBAC Insured)......................         200       217,974
                                                                  -----------
                                                                    3,633,280
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
SCHOOL DISTRICT REVENUE--2.9%
Irvine Unified School District Community
Facilities District No. 86-1 5.50%, 11/1/13
(AMBAC Insured)....................................   $   1,000   $ 1,056,660

TRANSPORTATION REVENUE--7.2%
Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/16 (MBIA Insured)............         150       160,929

Alameda Corridor Transportation Authority
Series A 5.125%, 10/1/17 (MBIA Insured)............         125       133,880

Port of Oakland California Series I 5.60%, 11/1/19
(MBIA Insured).....................................       1,000     1,059,330

San Francisco Bay Area Rapid Transit Financing
Authority 5.25%, 7/1/17............................         180       189,803

San Francisco City & County Airports Commission
Second Series - Issue 10B 5.375%, 5/1/17
(MBIA Insured).....................................       1,000     1,026,470
                                                                  -----------
                                                                    2,570,412
                                                                  -----------
VETERAN REVENUE--2.6%
State of California Veterans Bonds Series 5.15%,
12/1/14............................................         895       938,703

WATER & SEWER REVENUE--20.6%
California State Department of Water Resources
Series T 5.125%, 12/1/12...........................         250       264,738

California State Department of Water Resources
Series U 5.125%, 12/1/15...........................          90        95,408

California State Department of Water Resources
Series W 5.50%, 12/1/13 (FSA-CR Insured)...........       1,000     1,126,020

East Bay Municipal Utility District Water System
Revenue 5.25%, 6/1/18 (MBIA Insured)...............       1,035     1,115,533

El Dorado Irrigation District Certificates of
Participation Series A 5.25%, 3/1/16
(FGIC Insured).....................................         365       395,536

Los Angeles Waste Water System Revenue
Series B 5%, 6/1/14 (FGIC Insured).................         700       734,748

Metropolitan Water District of Southern California
Series B 5%, 7/1/13................................         500       543,880

Modesto Waste Water Series A 5%, 11/1/19
(FSA Insured)......................................         245       262,873

Mountain View Shoreline Regional Park
Community Series A 5.50%, 8/1/21
(MBIA Insured).....................................       1,000     1,032,090


                      See Notes to Financial Statements                       11

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
WATER & SEWER REVENUE--CONTINUED
Redlands Financing Authority Series A 5%, 9/1/17
(FSA Insured)......................................   $   1,000   $ 1,061,870

Sweetwater California Authority Water Revenue
5.25%, 4/1/10 (AMBAC Insured)......................         200       207,420

Westlands Water District Revenue Certificates of
Participation 5.25%, 9/1/14 (MBIA Insured).........         500       548,005
                                                                  -----------
                                                                    7,388,121
                                                                  -----------
-----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $35,249,354)                                      35,588,566
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.1%
(IDENTIFIED COST $35,249,354)                                      35,588,566(a)

Other assets and liabilities, net--0.9%                               328,102
                                                                  -----------
NET ASSETS--100.0%                                                $35,916,668
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $624,964 and gross depreciation of $285,752 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $35,249,354.

(b) Escrowed to maturity.

(c) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

(d) At December 31, 2005, 81% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA 38%, AMBAC 19%, and FSA 14%.

(e) Table excludes short-term investments.


12                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    (Identified cost $35,249,354)                                 $  35,588,566
Receivables
    Interest                                                            476,670
Prepaid expenses                                                         10,316
                                                                  -------------
        Total assets                                                 36,075,552
                                                                  -------------

LIABILITIES
Cash overdraft                                                           30,588
Payables
    Fund shares repurchased                                                 194
    Dividend distributions                                               65,447
    Professional fee                                                     23,560
    Investment advisory fee                                              19,046
    Financial agent fee                                                   4,603
    Transfer agent fee                                                    2,937
    Trustees' fee                                                         1,785
    Other accrued expenses                                               10,724
                                                                  -------------
        Total liabilities                                               158,884
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $  35,546,012
Undistributed net investment income                                       6,221
Accumulated net realized gain                                            25,223
Net unrealized appreciation                                             339,212
                                                                  -------------
NET ASSETS                                                        $  35,916,668
                                                                  =============

Shares of beneficial interest outstanding,
    no par value, unlimited authorization
    (Net Assets $35,916,668)                                          3,408,300
Net asset value and offering price per share                      $       10.54

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $   1,568,570
                                                                  -------------
        Total investment income                                       1,568,570
                                                                  -------------

EXPENSES
Investment advisory fee                                                 190,463
Financial agent fee                                                      54,477
Trustees                                                                 35,446
Professional                                                             32,332
Transfer agent                                                           16,192
Registration                                                             15,579
Printing                                                                  8,113
Custodian                                                                 6,300
Miscellaneous                                                            33,154
                                                                  -------------
        Total expenses                                                  392,056
Less expenses reimbursed by investment adviser                         (105,772)
Custodian fees paid indirectly                                             (591)
                                                                  -------------
        Net expenses                                                    285,693
                                                                  -------------
NET INVESTMENT INCOME (LOSS)                                          1,282,877
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                  69,727
Net change in unrealized appreciation (depreciation) on
    investments                                                        (865,137)
                                                                  -------------
NET GAIN (LOSS) ON INVESTMENTS                                         (795,410)
                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               $     487,467
                                                                  =============


                     See Notes to Financial Statements                        13

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                         STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended          Year Ended
                                                                               December 31, 2005   December 31, 2004
                                                                               -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                  $    1,282,877      $    1,276,147
   Net realized gain (loss)                                                              69,727             387,638
   Net change in unrealized appreciation (depreciation)                                (865,137)           (463,295)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          487,467           1,200,490
                                                                                 --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                             (1,281,172)         (1,276,807)
   Net realized short-term gains                                                            (50)            (31,815)
   Net realized long-term gains                                                         (44,454)           (482,971)
                                                                                 --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (1,325,676)         (1,791,593)
                                                                                 --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (300,844 and 500,653 shares, respectively)           3,212,011           5,418,380
   Net asset value of shares issued from reinvestment of distributions
      (56,283 and 72,718 shares, respectively)                                          598,864             786,372
   Cost of shares repurchased (502,660 and 612,472 shares, respectively)             (5,341,011)         (6,696,885)
                                                                                 --------------      --------------
Total                                                                                (1,530,136)           (492,133)
                                                                                 --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (1,530,136)           (492,133)
                                                                                 --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (2,368,345)         (1,083,236)

NET ASSETS
   Beginning of period                                                               38,285,013          39,368,249
                                                                                 --------------      --------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $6,221
      AND $4,516, RESPECTIVELY)                                                  $   35,916,668      $   38,285,013
                                                                                 ==============      ==============


14                      See Notes to Financial Statements

PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND


                                               FINANCIAL HIGHLIGHTS
                      (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                    2005             2004       2003             2002          2001
Net asset value, beginning of period             $    10.77    $    10.96    $    10.93    $    10.74    $    10.83
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.37          0.41          0.46          0.47
   Net realized and unrealized gain (loss)            (0.22)        (0.04)         0.04          0.24         (0.02)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.14          0.33          0.45          0.70          0.45
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.37)        (0.41)        (0.46)        (0.47)
   Distributions from net realized gains              (0.01)        (0.15)        (0.01)        (0.05)        (0.07)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.37)        (0.52)        (0.42)        (0.51)        (0.54)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.23)        (0.19)         0.03          0.19         (0.09)
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.54    $    10.77    $    10.96    $    10.93    $    10.74
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           1.33%         3.04%         4.25%         6.60%         4.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   35,917    $   38,285    $   39,368    $   33,307    $   34,422

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Net operating expenses                              0.75%         0.75%         0.75%         0.75%         0.75%
   Gross operating expenses                            1.03%         0.98%         1.03%         0.98%         0.85%
   Net investment income (loss)                        3.37%         3.39%         3.72%         4.18%         4.38%
Portfolio turnover                                       36%           62%           33%           21%           61%

(1) Computed using average shares outstanding.


                       See Notes to Financial Statements                      15

PHOENIX INTERMEDIATE BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, KIMBERLY C. FRIEDRICKS

Q: HOW DID THE PHOENIX INTERMEDIATE BOND FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 0.73%. For the same period, the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 2.43%, and the Lehman Brothers Intermediate Government/Credit Bond Index, the Fund's style-specific benchmark, returned 1.58%. All performance figures assume reinvestment of distributions. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE FIXED INCOME MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: The Federal Reserve implemented eight interest rate hikes during the year, pushing the federal funds rate to 4.25%. Long-term rates, however, barely moved, creating a flat yield curve. Longer duration portfolios benefited greatly from the flattening of the yield curve, as intermediate bonds, as measured by the Lehman Intermediate Government/Credit Bond Index, were up 1.58% and long-term bonds, as measured by the Lehman Long Government/Credit Bond Index, rose 5.34%.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the Lehman Intermediate Government/Credit Bond Index. The Fund's overweight position in industrial bonds was the biggest detractor from performance, as the sector underperformed the overall market.

      The Fund experienced positive performance from its high quality bias and strong sector allocation. Specifically, the Fund's overweight position in fixed-rate mortgage-backed securities benefited from the rising interest rate environment, and agencies benefited performance. The Fund's underweight exposure to Treasuries relative to the benchmark had a neutral effect as Treasuries moved in line with the overall market.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX INTERMEDIATE BOND FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                        PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                                      INCEPTION    INCEPTION
                                                                   1 YEAR   5 YEAR   TO 12/31/05     DATE
                                                                   ------   ------   -----------   ---------
      Class X Shares                                                0.73%    4.55%      5.03%      10/28/96
      Lehman Brothers Aggregate Bond Index                          2.43     5.87       6.51       10/28/96
      Lehman Brothers Intermediate Government/Credit Bond Index     1.58     5.49       6.29       10/28/96


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/28/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix                                   Lehman Brothers
                 Intermediate                                  Intermediate
                  Bond Fund          Lehman Brothers        Government/Credit
                   Class X         Aggregate Bond Index         Bond Index
                 ------------      --------------------     -----------------
10/28/96           $10,000                $10,000                $10,000
12/31/96            10,020                 10,162                 10,364
12/31/97            10,741                 11,143                 11,180
12/31/98            11,558                 12,111                 12,123
12/31/99            11,484                 12,011                 12,169
12/29/00            12,563                 13,408                 13,400
12/31/01            13,565                 14,540                 14,601
12/31/02            14,846                 16,032                 16,037
12/31/03            15,253                 16,690                 16,728
12/31/04            15,579                 17,414                 17,237
12/30/05            15,692                 17,837                 17,509

For information regarding the indexes, see the glossary on page 3.

PHOENIX INTERMEDIATE BOND FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Intermediate Bond Fund, you incur ongoing costs, including investment advisory fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If you have incurred transactional costs, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     Intermediate            Beginning           Ending          Expenses Paid
       Bond Fund           Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                       $1,000.00          $  994.20            $4.47

Hypothetical (5% return
  before expenses)            1,000.00           1,020.66             4.54

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.89%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 0.73%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,007.30.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

   1.  U.S. Treasury Note 5.75%, 8/15/10                           8.7%
   2.  U.S. Treasury Note 6.50%, 2/15/10                           8.7%
   3.  U.S. Treasury Note 4.75%, 5/15/14                           3.8%
   4.  National Rural Utilities Cooperative
       Finance Corp. 7.25%, 3/1/12                                 3.0%
   5.  Wal-Mart Stores, Inc. 4.55%, 5/1/13                         3.0%
   6.  FHLB 7.23%, 9/8/15                                          2.9%
   7.  MetLife, Inc. 6.125%, 12/1/11                               2.8%
   8.  McDonald's Corp. 6%, 4/15/11                                2.8%
   9.  FNMA 6.63%, 10/15/07                                        2.8%
   10. Honeywell International, Inc.
       7%, 3/15/07                                                 2.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                      12/31/05
--------------------------------------------------------------------------------
As a percentage of total investments

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       Domestic Corporate Bonds        42%
                       Agency Non-Mortgage-
                       Backed Securities               28
                       U.S.Government Securities       24
                       Agency Mortgage-Backed
                       Securities                       5
                       Other                            1

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
U.S. GOVERNMENT SECURITIES--23.4%

U.S. TREASURY NOTES--23.4%
U.S. Treasury Note 6%, 8/15/09.....................   $   1,150   $ 1,212,352
U.S. Treasury Note 6.50%, 2/15/10..................       4,500     4,855,608
U.S. Treasury Note 5.75%, 8/15/10..................       4,600     4,867,917
U.S. Treasury Note 4.75%, 5/15/14..................       2,100     2,151,763
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $13,313,881)                                      13,087,640
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--4.8%
FHLMC 7.50%, 4/1/14................................          66        69,959
FHLMC 7%, 4/1/16...................................          62        65,448
FNMA 7.50%, 7/1/09.................................          27        27,779
FNMA 7%, 5/1/14....................................          54        56,557
FNMA 8%, 1/1/15....................................          12        13,057
FNMA 8.50%, 7/1/27.................................         336       365,077
GNMA 7%, 7/20/13...................................          63        65,614
GNMA 8%, '21-'27...................................         204       217,763
GNMA 8.50%, 12/15/22...............................           2         2,136

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
GNMA 8.50%, 8/15/24................................   $      71   $    77,648
GNMA 8.50%, 8/15/25................................          12        13,578
GNMA 8.50%, 6/15/26................................           2         2,313
GNMA 7%, 6/15/31...................................         605       635,609
GNMA 6%, 8/15/31...................................         361       370,005
GNMA 6.50%, 10/15/31...............................         662       691,962
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,639,906)                                        2,674,505
-----------------------------------------------------------------------------

AGENCY NON-MORTGAGE-BACKED
SECURITIES--28.0%
FFCB 7.125%, 11/16/15..............................         500       547,069
FHLB 5.925%, 4/9/08................................       1,000     1,025,953
FHLB 5.80%, 9/2/08.................................         350       358,998
FHLB 5%, 9/8/08....................................       1,500     1,500,300
FHLB 5.15%, 1/28/13................................         345       340,890
FHLB 6.30%, 5/13/13................................         220       226,035
FHLB 7.23%, 9/8/15.................................       1,500     1,643,811
FHLB 6%, 4/27/22...................................       1,020     1,006,854
FHLMC 6%, 11/20/15.................................       1,000     1,005,899


                        See Notes to Financial Statements                     19

PHOENIX INTERMEDIATE BOND FUND


                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
FHLMC 6.125%, 12/1/15 .............................   $   1,500   $ 1,505,820
FHLMC 7.09%, 11/22/16 .............................         850       864,757
FNMA 6.625%, 10/15/07 .............................       1,500     1,548,099
FNMA 6.375%, 6/15/09 ..............................       1,000     1,051,391
FNMA 6.625%, 11/15/10 .............................       1,000     1,081,786
FNMA 6%, 5/16/11 ..................................         875       878,910
FNMA 6.96%, 9/5/12 ................................       1,063     1,098,069
-----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $15,826,638)                                      15,684,641
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--41.7%

AEROSPACE & DEFENSE--4.2%
Boeing Capital Corp. 5.75%, 2/15/07 ...............         815       822,689
Honeywell International, Inc. 7%, 3/15/07 .........       1,500     1,534,645
                                                                  -----------
                                                                    2,357,334
                                                                  -----------

CONSUMER FINANCE--7.1%
American General Finance Corp. 5.375%,
10/1/12 ...........................................       1,500     1,509,738

General Electric Capital Corp. Series A 4.625%,
9/15/09 ...........................................         800       792,650

National Rural Utilities Cooperative Finance Corp.
7.25%, 3/1/12 .....................................       1,500     1,675,031
                                                                  -----------
                                                                    3,977,419
                                                                  -----------

HOUSEHOLD PRODUCTS--3.9%
Colgate-Palmolive Co. 5.98%, 4/25/12 ..............         620       658,403
Kimberly-Clark Corp. 5%, 8/15/13 ..................       1,500     1,522,326
                                                                  -----------
                                                                    2,180,729
                                                                  -----------

HYPERMARKETS & SUPER CENTERS--3.0%
Wal-Mart Stores, Inc. 4.55%, 5/1/13 ...............       1,700     1,659,724

INTEGRATED OIL & GAS--1.9%
Conoco Funding Co. 6.35%, 10/15/11 ................       1,000     1,072,776

INTEGRATED TELECOMMUNICATION SERVICES--2.2%
AT&T, Inc. 5.875%, 2/1/12 .........................       1,200     1,235,309

INVESTMENT BANKING & BROKERAGE--6.8%
Bear Stearns Co., Inc. 7.80%, 8/15/07 .............         825       862,059
Goldman Sachs Group, Inc. (The) 5.25%, 4/1/13 .....       1,425     1,429,147
Morgan Stanley 6.60%, 4/1/12 ......................       1,400     1,506,746
                                                                  -----------
                                                                    3,797,952
                                                                  -----------

                                                         PAR
                                                        VALUE
                                                        (000)        VALUE
                                                      ---------   -----------
LIFE & HEALTH INSURANCE--2.8%
MetLife, Inc. 6.125%, 12/1/11......................   $   1,500   $ 1,591,456

OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
Heller Financial, Inc. 7.375%, 11/1/09 ............       1,000     1,085,681

PHARMACEUTICALS--5.1%
Johnson & Johnson 6.625%, 9/1/09...................       1,300     1,388,239
Pfizer, Inc. 4.50%, 2/15/14........................       1,500     1,470,483
                                                                  -----------
                                                                    2,858,722
                                                                  -----------

RESTAURANTS--2.8%
McDonald's Corp. 6%, 4/15/11.......................       1,500     1,568,584
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $23,502,637)                                      23,385,686
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.9%
(IDENTIFIED COST $55,283,062)                                      54,832,472
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--0.5%

COMMERCIAL PAPER(b)--0.5%
Allstate Corp. 4.05%, 1/3/06.......................         278       277,937
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $277,937)                                            277,937
-----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $55,560,999)                                      55,110,409(a)

Other assets and liabilities, net--1.6%                               900,951
                                                                  -----------
NET ASSETS--100.0%                                                $56,011,360
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $246,195 and gross depreciation of $701,718 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $55,565,932.

(b) The rate shown is the discount rate.

(c) Table excludes short-term investments.


20                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
   (Identified cost $55,560,999)                                  $55,110,409
Cash                                                                    1,789
Receivables
   Interest                                                           822,948
   Fund shares sold                                                   136,184
Prepaid expenses                                                       10,214
                                                                  -----------
     Total assets                                                  56,081,544
                                                                  -----------
LIABILITIES
Payables
   Investment advisory fee                                             23,988
   Professional fee                                                    23,361
   Financial agent fee                                                  5,405
   Transfer agent fee                                                   3,093
   Trustees' fee                                                        1,785
   Other accrued expenses                                              12,552
                                                                  -----------
     Total liabilities                                                 70,184
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                  $56,841,336
Undistributed net investment income                                    22,654
Accumulated net realized loss                                        (402,040)
Net unrealized depreciation                                          (450,590)
                                                                  -----------
NET ASSETS                                                        $56,011,360
                                                                  ===========
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $56,011,360)                 5,321,581
Net asset value and offering price per share                      $     10.53

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Interest                                                          $ 2,284,697
                                                                  -----------
     Total investment income                                        2,284,697
                                                                  -----------
EXPENSES
Investment advisory fee                                               264,240
Financial agent fee                                                    62,281
Trustees                                                               35,446
Professional                                                           31,517
Registration                                                           18,143
Transfer agent                                                         17,783
Custodian                                                              10,725
Printing                                                                8,876
Miscellaneous                                                          32,929
                                                                  -----------
     Total expenses                                                   481,940
Custodian fees paid indirectly                                           (621)
                                                                  -----------
     Net expenses                                                     481,319
                                                                  -----------
NET INVESTMENT INCOME (LOSS)                                        1,803,378
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                              (362,303)
Net change in unrealized appreciation (depreciation)
   on investments                                                    (968,070)
                                                                  -----------
NET GAIN (LOSS) ON INVESTMENTS                                     (1,330,373)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $   473,005
                                                                  ===========


                        See Notes to Financial Statements                     21

PHOENIX INTERMEDIATE BOND FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                  December 31, 2005   December 31, 2004
                                                                                  -----------------   -----------------
FROM OPERATIONS
   Net investment income (loss)                                                     $    1,803,378      $    1,862,328
   Net realized gain (loss)                                                               (362,303)            372,116
   Net change in unrealized appreciation (depreciation)                                   (968,070)         (1,179,904)
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             473,005           1,054,540
                                                                                    --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                                (1,780,724)         (1,895,342)
   Net realized long-term gains                                                                 --            (495,005)
                                                                                    --------------      --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,780,724)         (2,390,347)
                                                                                    --------------      --------------
FROM SHARE TRANSACTIONS
   Proceeds from sales of shares (1,465,766 and 1,399,246 shares, respectively)         15,551,373          15,381,326
   Net asset value of shares issued from reinvestment of distributions
     (125,578 and 159,446 shares, respectively)                                          1,335,897           1,741,504
   Cost of shares repurchased (968,972 and 899,478 shares, respectively)               (10,305,034)         (9,847,416)
                                                                                    --------------      --------------
Total                                                                                    6,582,236           7,275,414
                                                                                    --------------      --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             6,582,236           7,275,414
                                                                                    --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 5,274,517           5,939,607

NET ASSETS
   Beginning of period                                                                  50,736,843          44,797,236
                                                                                    --------------      --------------

   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $22,654 AND $0, RESPECTIVELY)                                        $   56,011,360      $   50,736,843
                                                                                    ==============      ==============


22                      See Notes to Financial Statements

PHOENIX INTERMEDIATE BOND FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS X
                                                 ------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                   2005              2004       2003             2002       2001
Net asset value, beginning of period             $    10.80    $    11.09    $    11.31    $    10.91    $    10.82
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.36(1)       0.41          0.48          0.55          0.57
   Net realized and unrealized gain (loss)            (0.27)        (0.17)        (0.17)         0.45          0.28
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL FROM INVESTMENT OPERATIONS                 0.09          0.24          0.31          1.00          0.85
                                                 ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.36)        (0.42)        (0.48)        (0.55)        (0.57)
   Distributions from net realized gains                 --         (0.11)        (0.05)        (0.05)        (0.19)
                                                 ----------    ----------    ----------    ----------    ----------
      TOTAL DISTRIBUTIONS                             (0.36)        (0.53)        (0.53)        (0.60)        (0.76)
                                                 ----------    ----------    ----------    ----------    ----------
Change in net asset value                             (0.27)        (0.29)        (0.22)         0.40          0.09
                                                 ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    10.53    $    10.80    $    11.09    $    11.31    $    10.91
                                                 ==========    ==========    ==========    ==========    ==========
Total return                                           0.73%         2.13%         2.74%         9.45%         7.98%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $   56,011    $   50,737    $   44,797    $   42,902    $   40,375

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Operating expenses                                  0.91%         0.90%         0.94%         0.88%         0.96%
   Net investment income                               3.41%         3.71%         4.28%         4.96%         5.13%
Portfolio turnover                                       36%           54%           35%           27%           50%

(1) Computed using average shares outstanding.


                        See Notes to Financial Statements                     23

PHOENIX OVERSEAS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, JEAN-BAPTISTE NADAL, CFA

Q: HOW DID THE PHOENIX OVERSEAS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 10.53%, Class A shares returned 10.17%, Class B shares returned 9.37%, and Class C shares returned 9.37%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93%, and the MSCI EAFE(R) Index (Net), the Fund's style-specific benchmark, returned 13.54%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE INTERNATIONAL EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL
YEAR?

A: The international equity markets outperformed the domestic equity markets in 2005, representing the fourth consecutive year of outperformance. For the year, the MSCI EAFE Index (Net) returned 13.54% and the S&P 500(R) Index returned 4.93%. Throughout the year, the international markets continued to favor smaller cap stocks over mega-cap stocks, lower quality names over higher quality names, and emerging markets over developed markets. To illustrate, those companies in the MSCI EAFE Index with a market capitalization of $5 to $10 billion advanced 17.77%, while companies with a market capitalization above $40 billion returned 9.33%. Below-investment-grade companies within the MSCI EAFE Index (Net) were the best performing group, gaining 33.19%, while double-A and single-A rated companies underperformed the overall index. Emerging markets, as measured by the MSCI Emerging Markets Index, rose 34%, more than double the performance of developed markets, as measured by the MSCI EAFE Index (Net). These trends underscore the pervasive appetite for risk in the marketplace.

      Nevertheless, the U.S. dollar and the growth investment style reached an inflection point in 2005. Both made significant improvements in their relative strength. The U.S. dollar appreciated over 12% from its 2004 levels, and growth stocks, as measured by the MSCI EAFE Growth Index, only slightly underperformed value stocks, as measured by the MSCI EAFE Value Index.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund produced healthy returns but underperformed the MSCI EAFE Index
(Net), a benchmark with a much larger scope than the Fund's international universe of high quality, large-cap stocks. The combination of a negative market cap effect, negative quality effect, and strong emerging markets detracted from performance, as the Fund is overweight in mega-cap, high quality names based in developed markets. On the other hand, the renewed strength in the U.S. dollar and the waning dominance of the value investment style have been two important factors underpinning our improved relative performance. The strengthening U.S. dollar benefited our investment style as most of our companies generated a portion of their sales in U.S.-dollar related countries. At the same time, the lack of style leadership proved benign to our growth bias.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)          10.53%    (2.30)%       5.18%      10/18/96

      Class A Shares at NAV(2)          10.17        --        12.73        8/30/02
      Class A Shares at POP(3)           3.83        --        10.75        8/30/02

      Class B Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class B Shares with CDSC(4)        5.37        --        11.51        8/30/02

      Class C Shares at NAV(2)           9.37        --        11.98        8/30/02
      Class C Shares with CDSC(4)        9.37        --        11.98        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      MSCI EAFE(R) Index (Net)          13.54      4.55       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 6.00% FOR CLASS X (SINCE 10/18/96) AND 19.22% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Phoenix
                Overseas Fund     S&P 500(R)      MSCI EAFE(R)
                   Class X          Index         Index (Net)
                -------------     ----------      ------------

10/18/96           $10,000          $10,000          $10,000
12/31/96            10,256           10,474           10,264
12/31/97            11,940           13,970           10,447
12/31/98            15,101           17,988           12,536
12/31/99            19,792           21,789           15,916
12/29/00            17,882           19,788           13,661
12/31/01            12,571           17,438           10,732
12/31/02            10,052           13,584           9,021
12/31/03            12,680           17,484           12,502
12/31/04            14,399           19,383           15,033
12/30/05            15,916           20,339           17,068

For information regarding the indexes, see the glossary on page 3.

PHOENIX OVERSEAS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Overseas Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class X           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,140.10           $ 7.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.06             7.14

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.53%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,105.30.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class A           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,138.30           $ 8.89
Hypothetical (5% return
   before expenses)           1,000.00           1,016.79             8.42

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.65%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 10.17%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,101.70.

                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class B           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.92
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95             12.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

PHOENIX OVERSEAS FUND


                             Beginning           Ending          Expenses Paid
      Overseas Fund        Account Value      Account Value         During
         Class C           June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,134.20           $ 12.91
Hypothetical (5% return
   before expenses)           1,000.00           1,012.95           $ 12.25

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.40%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 9.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,093.70.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX OVERSEAS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------

     1.   BP plc                                                       3.3%
     2.   Total SA Sponsored ADR                                       3.2%
     3.   Mitsubishi UFJ Financial Group, Inc.                         3.0%
     4.   Air Liquide SA                                               2.4%
     5.   Koninklijke Philips Electronics N.V.                         2.4%
     6.   BNP Paribas SA                                               2.4%
     7.   Sanofi-aventis                                               2.3%
     8.   Statoil ASA                                                  2.3%
     9.   Canon, Inc.                                                  2.2%
    10.   GlaxoSmithKline plc                                          2.1%

--------------------------------------------------------------------------------
 COUNTRY WEIGHTINGS                                                    12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                            Japan               21%
                            France              17
                            United Kingdom      17
                            Switzerland          8
                            Germany              5
                            Netherlands          4
                            Spain                3
                            Other               25

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES          VALUE
                                                   -----------   ------------
FOREIGN COMMON STOCKS(b)--99.5%
AUSTRALIA--3.1%
Rio Tinto Ltd. (Diversified Metals & Mining)(d)         23,000   $  1,163,430
Westpac Banking Corp. (Diversified Banks) ......        37,800        630,429
                                                                 ------------
                                                                    1,793,859
                                                                 ------------
BELGIUM--0.6%
Fortis (Multi-Sector Holdings) .................        11,400        363,728

FRANCE--20.0%
Air Liquide SA (Industrial Gases)(d) ...........         7,285      1,401,509
AXA Sponsored ADR (Multi-line Insurance) .......        26,824        867,220
BNP Paribas SA (Diversified Banks) .............        17,000      1,375,626
Carrefour SA (Food Retail) .....................        10,800        506,072

Compagnie de Saint-Gobain (Building
Products)(d) ...................................        10,100        600,856

L'Oreal SA (Personal Products)(d) ..............        11,100        825,269

LVMH Moet Hennessy Louis Vuitton SA
(Apparel, Accessories & Luxury Goods)(d) .......         8,200        728,580

PSA Peugeot Citroen SA (Automobile
Manufacturers)(d) ..............................         8,680        500,451

                                                     SHARES          VALUE
                                                   -----------   ------------
FRANCE--CONTINUED
Sanofi-aventis (Pharmaceuticals)(d) ............        15,000   $  1,314,123

Schneider Electric SA (Electrical Components &
Equipment)(d) ..................................         7,600        677,969

Societe Generale (Diversified Banks)(d) ........         6,600        811,844
Total SA Sponsored ADR (Integrated Oil & Gas) ..        14,396      1,819,654
                                                                 ------------
                                                                   11,429,173
                                                                 ------------

GERMANY--6.2%
BASF AG (Diversified Chemicals) ................        10,800        827,386
Henkel KGaA (Personal Products) ................         7,500        697,373
SAP AG (Application Software) ..................         5,340        968,277
Siemens AG (Industrial Conglomerates) ..........        12,000      1,028,567
                                                                 ------------
                                                                    3,521,603
                                                                 ------------

IRELAND--2.0%
Allied Irish Banks plc (Diversified Banks) .....        28,875        620,799
Bank of Ireland (Diversified Banks) ............        33,400        526,305
                                                                 ------------
                                                                    1,147,104
                                                                 ------------


                        See Notes to Financial Statements                     29

PHOENIX OVERSEAS FUND


                                                     SHARES          VALUE
                                                   -----------   ------------
JAPAN--24.2%
Canon, Inc. (Electronic Equipment
Manufacturers)(d) ..............................        22,000   $  1,287,150

Denso Corp. (Auto Parts & Equipment) ...........        22,600        779,938
Kao Corp. (Personal Products) ..................        38,000      1,018,188

Millea Holdings, Inc. (Property & Casualty
Insurance) .....................................            64      1,101,624

Mitsubishi UFJ Financial Group, Inc.
(Diversified Banks) ............................           125      1,695,849

Murata Manufacturing Co. Ltd. (Electronic
Equipment Manufacturers) .......................        10,500        673,082

Nomura Holdings, Inc. (Investment Banking &
Brokerage) .....................................        37,400        716,700

Secom Co. Ltd. (Specialized Consumer Services) .        15,000        784,754
Shimano, Inc. (Leisure Products)(d) ............        23,600        620,342

Shin-Etsu Chemical Co. Ltd. (Diversified
Chemicals) .....................................        22,700      1,206,843

SMC Corp. (Electrical Components &
Equipment) .....................................         7,100      1,014,415

Sony Corp. (Household Appliances) ..............        17,300        707,050

Takeda Pharmaceutical Co. Ltd.
(Pharmaceuticals) ..............................        12,500        676,220

TDK Corp. (Electronic Equipment Manufacturers) .         7,800        537,703
Toyota Motor Corp. (Automobile Manufacturers) ..        20,100      1,043,049
                                                                 ------------
                                                                   13,862,907
                                                                 ------------

NETHERLANDS--4.9%
ABN AMRO Holding N.V. (Diversified Banks) ......        28,700        750,569

Koninklijke Philips Electronics N.V. (Industrial
Conglomerates) .................................        44,500      1,382,937

Wolters Kluwer N.V. (Publishing & Printing) ....        33,000        667,290
                                                                 ------------
                                                                    2,800,796
                                                                 ------------

NORWAY--2.3%
Statoil ASA (Integrated Oil & Gas) .............        56,300      1,292,949

SINGAPORE--3.4%
DBS Group Holdings, Ltd. (Diversified Banks)(d)        120,000      1,190,870

Singapore Technologies Engineering Ltd.
(Aerospace & Defense) ..........................       444,000        763,745
                                                                 ------------
                                                                    1,954,615
                                                                 ------------

SPAIN--4.0%
Banco Bilbao Vizcaya Argentaria SA (Diversified
Banks) .........................................        39,110        698,236

                                                     SHARES          VALUE
                                                   -----------   ------------
SPAIN--CONTINUED
Banco Popular Espanol SA (Regional Banks)(d) ...        50,000   $    609,705

Telefonica SA (Integrated Telecommunication
Services) ......................................        64,532        971,032
                                                                 ------------
                                                                    2,278,973
                                                                 ------------

SWITZERLAND--8.9%
Credit Suisse Group (Diversified Banks) ........        11,900        606,750

Nestle S.A. Registered Shares (Packaged Foods &
Meats) .........................................         2,800        837,411

Nestle S.A. Sponsored ADR (Packaged Foods &
Meats) .........................................         1,948        145,219

Novartis AG ADR (Pharmaceuticals) ..............        22,976      1,205,780
Roche Holding AG (Pharmaceuticals) .............         5,700        855,835

Swiss Reinsurance (Property & Casualty
Insurance) .....................................        11,400        834,580

UBS AG Registered Shares (Diversified Capital
Markets) .......................................         6,480        616,908
                                                                 ------------
                                                                    5,102,483
                                                                 ------------

UNITED KINGDOM--19.9%
BP plc (Integrated Oil & Gas) ..................       174,750      1,861,058

BT Group plc (Integrated Telecommunication
Services) ......................................       233,275        894,001

Diageo plc (Distillers & Vintners) .............        46,800        678,372
GlaxoSmithKline plc (Pharmaceuticals) ..........        47,773      1,207,414
HBOS plc (Diversified Banks) ...................        43,000        734,632
Kingfisher plc (Home Improvement Retail) .......       216,000        881,682
Lloyds TSB Group plc (Multi-Sector Holdings) ...        67,610        568,234
Pearson plc (Publishing & Printing) ............        47,924        566,862
Prudential plc (Life & Health Insurance) .......        68,500        648,194
Reed Elsevier plc (Publishing & Printing) ......        99,100        930,933

Royal Bank of Scotland Group plc
(Diversified Banks) ............................        28,000        845,448

Tesco plc (Food Retail) ........................        98,700        562,928

Vodafone Group plc Sponsored ADR (Wireless
Telecommunication Services) ....................        46,980      1,008,662
                                                                 ------------
                                                                   11,388,420
                                                                 ------------

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $42,640,304)                                      56,936,610
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.5%
(IDENTIFIED COST $42,640,304)                                      56,936,610
-----------------------------------------------------------------------------


30                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                                                      SHARES        VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--18.4%

MONEY MARKET MUTUAL FUNDS--18.0%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(c) ..................    10,280,241   $ 10,280,241

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(e)--0.4%
UBS Finance Delaware LLC 3.75%, 1/3/06 .........   $       254        253,947

-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $10,534,188)                                      10,534,188
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--117.9%
(IDENTIFIED COST $53,174,492)                                      67,470,798(a)

Other assets and liabilities, net--(17.9)%                        (10,250,359)
                                                                 ------------
NET ASSETS--100.0%                                               $ 57,220,439
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,044,337 and gross depreciation of $303,717 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $53,730,178.

(b) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.

(c) Represents security purchased with cash collateral received for securities on loan.

(d) All or a portion of security is on loan.

(e) The rate shown is the discount rate.

(f) Table excludes short-term investments.


                        See Notes to Financial Statements                     31

PHOENIX OVERSEAS FUND


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)

               Aerospace & Defense .........................       1.3%
               Apparel, Accessories & Luxury Goods .........       1.3
               Application Software ........................       1.7
               Auto Parts & Equipment ......................       1.4
               Automobile Manufacturers ....................       2.7
               Building Products ...........................       1.1
               Distillers & Vintners .......................       1.2
               Diversified Banks ...........................      18.4
               Diversified Capital Markets .................       1.1
               Diversified Chemicals .......................       3.6
               Diversified Metals & Mining .................       2.0
               Electrical Components & Equipment ...........       3.0
               Electronic Equipment Manufacturers ..........       4.4
               Food Retail .................................       1.9
               Home Improvement Retail .....................       1.5
               Household Appliances ........................       1.2
               Industrial Conglomerates ....................       4.2
               Industrial Gases ............................       2.5
               Integrated Oil & Gas ........................       8.7
               Integrated Telecommunication Services .......       3.3
               Investment Banking & Brokerage ..............       1.3
               Leisure Products ............................       1.1
               Life & Health Insurance .....................       1.1
               Multi-Sector Holdings .......................       1.6
               Multi-line Insurance ........................       1.5
               Packaged Foods & Meats ......................       1.7
               Personal Products ...........................       4.5
               Pharmaceuticals .............................       9.2
               Property & Casualty Insurance ...............       3.4
               Publishing & Printing .......................       3.8
               Regional Banks ..............................       1.1
               Specialized Consumer Services ...............       1.4
               Wireless Telecommunication Services .........       1.8
                                                                 -----
                                                                 100.0%
                                                                 =====


32                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value including $9,789,021 of
    securities on loan (Identified cost $53,174,492)            $  67,470,798
Cash                                                                    1,686
Receivables
    Dividends                                                          72,957
    Tax reclaims                                                       43,620
    Fund shares sold                                                   10,764
Prepaid expenses                                                       22,688
                                                                -------------
       Total assets                                                67,622,513
                                                                -------------
LIABILITIES
Payables
    Fund shares repurchased                                               852
    Upon return of securities loaned                               10,280,241
    Investment advisory fee                                            53,435
    Professional fee                                                   23,541
    Transfer agent fee                                                 12,156
    Custodian fee                                                       9,566
    Financial agent fee                                                 5,436
    Distribution and service fees                                       3,914
    Trustees' fee                                                       1,785
    Other accrued expenses                                             11,148
                                                                -------------
       Total liabilities                                           10,402,074
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                $  63,566,439
Undistributed net investment income                                     1,871
Accumulated net realized loss                                     (20,640,402)
Net unrealized appreciation                                        14,292,531
                                                                -------------
NET ASSETS                                                      $  57,220,439
                                                                =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $43,916,150)                3,153,589
Net asset value and offering price per share                    $       13.93

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $11,627,497)                  838,837
Net asset value per share                                       $       13.86
Offering price per share $13.86/(1-5.75%)                       $       14.71

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $479,873)                      34,816
Net asset value and offering price per share                    $       13.78

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $1,196,919)                    86,849
Net asset value and offering price per share                    $       13.78

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                       $   1,577,443
Interest                                                                7,847
Security lending                                                        4,501
Foreign taxes withheld                                               (158,653)
                                                                -------------
       Total investment income                                      1,431,138
                                                                -------------
EXPENSES
Investment advisory fee                                               541,611
Service fees, Class A                                                  28,557
Distribution and service fees, Class B                                  4,108
Distribution and service fees, Class C                                 11,293
Financial agent fee                                                    64,991
Transfer agent                                                         68,428
Custodian                                                              55,234
Registration                                                           39,049
Trustees                                                               35,446
Professional                                                           31,980
Printing                                                               12,450
Miscellaneous                                                          37,706
                                                                -------------
       Total expenses                                                 930,853
Less expenses reimbursed by investment adviser                        (88,689)
                                                                -------------
       Net expenses                                                   842,164
                                                                -------------
NET INVESTMENT INCOME (LOSS)                                          588,974
                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                             3,569,272
Net realized gain (loss) on foreign currency transactions             (94,459)
Net change in unrealized appreciation (depreciation)
    on investments                                                  1,396,569
Net change in unrealized appreciation (depreciation)
    on foreign currency translation                                    (8,468)
                                                                -------------
NET GAIN (LOSS) ON INVESTMENTS                                      4,862,914
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                             $   5,451,888
                                                                =============


                        See Notes to Financial Statements                     33

PHOENIX OVERSEAS FUND


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $     588,974       $     562,786
    Net realized gain (loss)                                                              3,474,813             779,992
    Net change in unrealized appreciation (depreciation)                                  1,388,101           5,802,995
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           5,451,888           7,145,773
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                         (444,123)           (408,160)
    Net investment income, Class A                                                          (91,465)            (69,738)
    Net investment income, Class B                                                               --                 (74)
    Net investment income, Class C                                                               --                (209)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (535,588)           (478,181)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (425,496 and 838,947 shares, respectively)              5,479,441           9,607,428
    Net asset value of shares issued from reinvestment of distributions
       (18,804 and 20,594 shares, respectively)                                             260,105             247,250
    Cost of shares repurchased (962,406 and 814,640 shares, respectively)               (12,322,572)         (9,405,866)
                                                                                      -------------       -------------
Total                                                                                    (6,583,026)            448,812
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (154,346 and 215,708 shares, respectively)              1,972,828           2,477,322
    Net asset value of shares issued from reinvestment of distributions
       (6,580 and 5,756 shares, respectively)                                                90,307              69,334
    Cost of shares repurchased (219,550 and 174,457 shares, respectively)                (2,843,061)         (1,989,541)
                                                                                      -------------       -------------
Total                                                                                      (779,926)            557,115
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (10,332 and 20,499 shares, respectively)                  132,392             234,135
    Net asset value of shares issued from reinvestment of distributions
       (0 and 7 shares, respectively)                                                            --                  74
    Cost of shares repurchased (6,416 and 3,352 shares, respectively)                       (81,146)            (37,604)
                                                                                      -------------       -------------
Total                                                                                        51,246             196,605
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (17,419 and 47,786 shares, respectively)                  221,749             549,915
    Net asset value of shares issued from reinvestment of distributions
       (0 and 17 shares, respectively)                                                           --                 198
    Cost of shares repurchased (14,875 and 20,048 shares, respectively)                    (182,746)           (226,867)
                                                                                      -------------       -------------
Total                                                                                        39,003             323,246
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (7,272,703)          1,525,778
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                                (2,356,403)          8,193,370

NET ASSETS
    Beginning of period                                                                  59,576,842          51,383,472
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
       OF $1,871 AND $42,944, RESPECTIVELY)                                           $  57,220,439       $  59,576,842
                                                                                      =============       =============


34                      See Notes to Financial Statements

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                    CLASS X
                                                  ----------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                     2005               2004         2003                 2002            2001
Net asset value, beginning of period              $    12.73      $    11.31      $     9.01        $    11.32      $    16.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.14(2)         0.13(2)         0.09(2)           0.03            0.04
    Net realized and unrealized gain (loss)             1.20            1.40            2.26             (2.29)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.34            1.53            2.35             (2.26)          (4.79)
                                                  ----------      ----------      ----------        ----------      ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.14)          (0.11)          (0.05)            (0.03)          (0.04)
    Return of capital                                     --              --              --             (0.02)             --
                                                  ----------      ----------      ----------        ----------      ----------
        TOTAL DISTRIBUTIONS                            (0.14)          (0.11)          (0.05)            (0.05)          (0.04)
                                                  ----------      ----------      ----------        ----------      ----------
Change in net asset value                               1.20            1.42            2.30             (2.31)          (4.83)
                                                  ----------      ----------      ----------        ----------      ----------
NET ASSET VALUE, END OF PERIOD                    $    13.93      $    12.73      $    11.31        $     9.01      $    11.32
                                                  ==========      ==========      ==========        ==========      ==========
Total return                                           10.53%          13.56%          26.15%           (20.04)%        (29.72)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   43,916      $   46,748      $   41,013        $   50,656      $   56,513

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.40%           1.40%           1.40%             1.41%           1.38%
    Gross operating expenses                            1.56%           1.60%           1.77%             1.41%           1.38%
    Net investment income (loss)                        1.11%           1.08%           0.93%             0.49%           0.09%
Portfolio turnover                                        28%             33%             49%               65%             88%

                                                                              CLASS A
                                                  -----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.68      $    11.27      $     9.01        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.11(2)         0.10(2)        (0.03)(2)         (0.03)
    Net realized and unrealized gain (loss)             1.18            1.39            2.32             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.29            1.49            2.29             (0.44)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income               (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                            (0.11)          (0.08)          (0.03)               --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.41            2.26             (0.44)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.86      $    12.68      $    11.27        $     9.01
                                                  ==========      ==========      ==========        ==========
Total return(1)                                        10.17%          13.24%          25.56%            (4.76)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $   11,627      $   11,377      $    9,582        $      153

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              1.65%           1.65%           1.65%             1.66%(4)
    Gross operating expenses                            1.81%           1.85%           1.98%             1.66%(4)
    Net investment income (loss)                        0.87%           0.81%          (0.31)%            0.24%(4)
Portfolio turnover                                        28%             33%             49%               65%(3)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.


                        See Notes to Financial Statements                     35

PHOENIX OVERSEAS FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                              CLASS B
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.03)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.26             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $      480      $      389      $      154        $       98

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.12%          (0.01)%         (0.27)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

                                                                              CLASS C
                                                  ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,                FROM INCEPTION
                                                  ------------------------------------------    AUGUST 30, 2002 TO
                                                     2005            2004            2003       DECEMBER 31, 2002
Net asset value, beginning of period              $    12.60      $    11.21      $     8.98        $     9.45
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                        0.02(4)           --(4)(5)     (0.06)(4)         (0.06)
    Net realized and unrealized gain (loss)             1.16            1.39            2.29             (0.41)
                                                  ----------      ----------      ----------        ----------
        TOTAL FROM INVESTMENT OPERATIONS                1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
LESS DISTRIBUTIONS
    Dividends from net investment income                  --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
        TOTAL DISTRIBUTIONS                               --              --(5)           --                --
                                                  ----------      ----------      ----------        ----------
Change in net asset value                               1.18            1.39            2.23             (0.47)
                                                  ----------      ----------      ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    13.78      $    12.60      $    11.21        $     8.98
                                                  ==========      ==========      ==========        ==========
Total return(1)                                         9.37%          12.43%          24.83%            (4.97)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    1,197      $    1,062      $      634        $       99

RATIO TO AVERAGE NET ASSETS OF:
    Net operating expenses                              2.40%           2.40%           2.40%             2.41%(3)
    Gross operating expenses                            2.56%           2.60%           2.73%             2.41%(3)
    Net investment income (loss)                        0.17%           0.02%          (0.70)%           (0.51)%(3)
Portfolio turnover                                        28%             33%             49%               65%(2)

(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.

(5) Amount is less than $0.01.


36                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ALLAN M. RUDNICK AND PAUL WAYNE, CFA

Q: HOW DID THE PHOENIX RISING DIVIDENDS FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

A: For the fiscal year ended December 21, 2005, the Fund's Class X shares returned (1.19)%, Class A shares returned (1.43)%, Class B shares returned (2.22)%, and Class C shares returned (2.22)%. For the same period, the S&P 500(R) Index, a broad-based equity index and the Fund's style-specific benchmark, returned 4.93%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: For the year 2005, two definite themes drove the performance of the markets. First, stocks of smaller and lower quality companies outperformed stocks of larger and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $20 billion or greater returned 2.17% for the year, while companies with a market capitalization between $5 and $10 billion advanced 13.75%. Companies in the S&P 500 Index with an S&P bond credit rating of triple-A lost 3.97%, while those companies with debt rated below investment grade produced positive returns.

      The second key theme was the energy sector's strong outperformance relative to the other sectors in the S&P 500 Index. The energy sector returned 31.41% while the overall S&P 500 Index returned only 4.93% for the year.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: The Fund underperformed the S&P 500 Index in 2005. To a substantial degree, the Fund's underperformance reflected the strong returns of smaller, lower quality companies. The Fund is focused exclusively on higher quality companies and the companies tend to be larger in market capitalization than the S&P 500 Index. In addition, the Fund was negatively impacted by the underweighting of the energy and utilities sectors, as fairly valued, high quality companies that the Fund prefers are scarce in these sectors.

      A portion of the Fund's underperformance was driven by negative stock selection. The stocks that detracted the most from return included Gannett and Pfizer. Gannett, along with the rest of the newspaper industry, suffered margin pressure from online competition and tough comparisons relative to 2004, which featured two big news events - the Olympics and national elections. Pfizer struggled with continued uncertainty regarding the timing of management's earnings guidance and the Lipitor Paragraph 4 patent challenge decision, which was ultimately decided in Pfizer's favor in mid-December.

      Stocks that contributed positively to the Fund's performance included American International Group and Paychex. American International Group and Paychex. American International Group posted strong results throughout 2005 despite management turnover earlier in the year. Paychex has combined price increases and new customer acquisition to generate strong growth.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                       PERIODS ENDING 12/31/05
--------------------------------------------------------------------------------

                                                                      INCEPTION   INCEPTION
                                         1 YEAR   5 YEAR   10 YEAR   TO 12/31/05    DATE
                                         ------   ------   -------   -----------  ---------
      Class X Shares at NAV(2)           (1.19)%  (2.03)%    6.24%         --%          --
      Class A Shares at NAV(2)           (1.43)      --        --        4.86      8/30/02
      Class A Shares at POP(3)           (7.10)      --        --        3.01      8/30/02
      Class B Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class B Shares with CDSC(4)        (6.12)      --        --        3.51      8/30/02
      Class C Shares at NAV(2)           (2.22)      --        --        4.06      8/30/02
      Class C Shares with CDSC(4)        (2.22)      --        --        4.06      8/30/02
      S&P 500(R) Index                    4.93     0.55      9.12      Note 5       Note 5

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 11.71% FOR CLASS A, CLASS B AND CLASS C (SINCE
    8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/95 in Class X shares. The total return for Class X shares reflects no sales charge. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                               Phoenix
                           Rising Dividends
                                 Fund                 S&P 500(R)
                               Class X                  Index
                           -----------------          ----------

12/29/95                        $10,000                $10,000
12/31/96                         11,909                 12,325
12/31/97                         15,600                 16,438
12/31/98                         17,806                 21,165
12/31/99                         20,714                 25,639
12/29/00                         20,300                 23,283
12/31/01                         18,062                 20,518
12/31/02                         14,946                 15,984
12/31/03                         17,703                 20,573
12/31/04                         18,547                 22,807
12/30/05                         18,325                 23,931

For information regarding the index, see the glossary on page 3.

PHOENIX RISING DIVIDENDS FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Rising Dividends Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class X             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,022.80           $  5.36
Hypothetical (5% return
   before expenses)           1,000.00           1,019.84              5.36

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.19)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $988.10.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class A             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,021.60           $  6.55
Hypothetical (5% return
   before expenses)           1,000.00           1,018.64              6.56

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.29%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (1.43)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $985.70.

                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class B             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.06%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

PHOENIX RISING DIVIDENDS FUND


                             Beginning           Ending          Expenses Paid
Rising Dividends Fund      Account Value      Account Value         During
       Class C             June 30, 2005    December 31, 2005       Period*
-----------------------    -------------    -----------------    -------------
Actual                      $ 1,000.00         $ 1,017.30           $ 10.45
Hypothetical (5% return
   before expenses)           1,000.00           1,014.71             10.49

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.05%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS (2.22)%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $977.80.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX RISING DIVIDENDS FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------

    1.   General Electric Co.                                         4.4%
    2.   Johnson & Johnson                                            4.1%
    3.   Wells Fargo & Co.                                            4.1%
    4.   Exxon Mobil Corp.                                            3.9%
    5.   Citigroup, Inc.                                              3.7%
    6.   Pfizer, Inc.                                                 3.7%
    7.   Intel Corp.                                                  3.6%
    8.   Microsoft Corp.                                              3.6%
    9.   Procter & Gamble Co. (The)                                   3.2%
   10.   American International Group, Inc.                           3.1%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Financials                    21%
                     Information Technology        17
                     Consumer Staples              15
                     Industrials                   13
                     Health Care                   11
                     Consumer Discretionary         6
                     Energy                         6
                     Other                         11

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--98.3%

AIR FREIGHT & LOGISTICS--1.7%
United Parcel Service, Inc. Class B ............        24,000   $  1,803,600

ASSET MANAGEMENT & CUSTODY BANKS--2.3%
State Street Corp. .............................        42,300      2,345,112

BREWERS--1.3%
Anheuser-Busch Cos., Inc. ......................        30,800      1,323,168

COMPUTER HARDWARE--4.4%
Diebold, Inc.(c) ...............................        44,900      1,706,200
International Business Machines Corp. ..........        34,210      2,812,062
                                                                 ------------
                                                                    4,518,262
                                                                 ------------

DATA PROCESSING & OUTSOURCED SERVICES--3.9%
Automatic Data Processing, Inc. ................        46,130      2,116,906
Paychex, Inc. ..................................        49,800      1,898,376
                                                                 ------------
                                                                    4,015,282
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
DIVERSIFIED BANKS--8.1%
Bank of America Corp. ..........................        56,100   $  2,589,015
U.S. Bancorp ...................................        53,300      1,593,137
Wells Fargo & Co. ..............................        66,680      4,189,504
                                                                 ------------
                                                                    8,371,656
                                                                 ------------

DIVERSIFIED CHEMICALS--2.4%
Du Pont (E.I.) de Nemours & Co. ................        58,300      2,477,750

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--2.0%
Cintas Corp. ...................................        49,100      2,021,938

ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
Emerson Electric Co. ...........................        21,900      1,635,930

FOOD DISTRIBUTORS--1.3%
Sysco Corp.(c) .................................        43,800      1,359,990

HEALTH CARE EQUIPMENT--3.9%
Biomet, Inc.(c) ................................        44,200      1,616,394
Medtronic, Inc. ................................        41,500      2,389,155
                                                                 ------------
                                                                    4,005,549
                                                                 ------------


42                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
HOME FURNISHING RETAIL--1.8%
Leggett & Platt, Inc.(c) .......................        80,600   $  1,850,576

HOME IMPROVEMENT RETAIL--2.6%
Home Depot, Inc. (The) .........................        65,550      2,653,464

HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co. (The) .....................        57,200      3,310,736

HYPERMARKETS & SUPER CENTERS--5.2%
Costco Wholesale Corp. .........................        45,900      2,270,673
Wal-Mart Stores, Inc. ..........................        65,300      3,056,040
                                                                 ------------
                                                                    5,326,713
                                                                 ------------

INDUSTRIAL CONGLOMERATES--6.4%
3M Co.(c) ......................................        27,600      2,139,000
General Electric Co. ...........................       128,560      4,506,028
                                                                 ------------
                                                                    6,645,028
                                                                 ------------

INDUSTRIAL MACHINERY--1.5%
Illinois Tool Works, Inc. ......................        17,320      1,523,987

INTEGRATED OIL & GAS--5.9%
ConocoPhillips .................................        36,500      2,123,570
Exxon Mobil Corp. ..............................        71,240      4,001,551
                                                                 ------------
                                                                    6,125,121
                                                                 ------------

INTEGRATED TELECOMMUNICATION SERVICES--2.7%
AT&T, Inc. .....................................       112,100      2,745,329

INVESTMENT BANKING & BROKERAGE--1.5%
Morgan Stanley .................................        27,100      1,537,654

LIFE & HEALTH INSURANCE--1.8%
AFLAC, Inc. ....................................        40,700      1,889,294

MULTI-LINE INSURANCE--3.1%
American International Group, Inc. .............        46,800      3,193,164

OTHER DIVERSIFIED FINANCIAL SERVICES--3.7%
Citigroup, Inc. ................................        77,800      3,775,634

PHARMACEUTICALS--7.7%
Johnson & Johnson ..............................        70,370      4,229,237
Pfizer, Inc. ...................................       161,500      3,766,180
                                                                 ------------
                                                                    7,995,417
                                                                 ------------

                                                     SHARES         VALUE
                                                   -----------   ------------
PUBLISHING & PRINTING--2.0%
Gannett Co., Inc. ..............................        34,600   $  2,095,722

REGIONAL BANKS--1.5%
Synovus Financial Corp. ........................        56,000      1,512,560

SEMICONDUCTORS--6.2%
Intel Corp. ....................................       150,600      3,758,976
Linear Technology Corp. ........................        73,500      2,651,145
                                                                 ------------
                                                                    6,410,121
                                                                 ------------

SOFT DRINKS--5.0%
Coca-Cola Co. (The).............................        75,660      3,049,854
PepsiCo, Inc. ..................................        36,500      2,156,420
                                                                 ------------
                                                                    5,206,274
                                                                 ------------

SYSTEMS SOFTWARE--3.6%
Microsoft Corp. ................................       141,380      3,697,087
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $95,033,126)                                     101,372,118
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--98.3%
(IDENTIFIED COST $95,033,126)                                     101,372,118
-----------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--6.7%

MONEY MARKET MUTUAL FUNDS--5.2%
State Street Navigator Prime Plus (4.28% seven
day effective yield)(b).........................     5,323,305      5,323,305

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(d)--1.5%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $     1,580      1,579,640
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $6,902,945)                                        6,902,945
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--105.0%
(IDENTIFIED COST $101,936,071)                                    108,275,063(a)
Other assets and liabilities, net--(5.0)%                          (5,157,368)
                                                                 ------------
NET ASSETS--100.0%                                               $103,117,695
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,654,775 and gross depreciation of $3,277,593 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $102,897,881.

(b) Represents security purchased with cash collateral received for securities on loan.

(c) All or a portion of security is on loan.

(d) The rate shown is the discount rate.

(e) Table excludes short-term investments.


                        See Notes to Financial Statements                     43

PHOENIX RISING DIVIDENDS FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $5,202,449 of securities on loan
    (Identified cost $101,936,071)                            $ 108,275,063
Cash                                                                  1,847
Receivables
    Fund shares sold                                                161,519
    Dividends                                                       133,559
Prepaid expenses                                                     28,639
                                                              -------------
       Total assets                                             108,600,627
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                          17,430
    Upon return of securities loaned                              5,323,305
    Investment advisory fee                                          67,613
    Professional fee                                                 22,420
    Transfer agent fee                                               22,338
    Financial agent fee                                               7,765
    Distribution and service fees                                     7,273
    Trustees' fee                                                     1,785
    Other accrued expenses                                           13,003
                                                              -------------
       Total liabilities                                          5,482,932
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $ 109,568,656
Undistributed net investment income                                  78,481
Accumulated net realized loss                                   (12,868,434)
Net unrealized appreciation                                       6,338,992
                                                              -------------
NET ASSETS                                                    $ 103,117,695
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $85,075,326)              5,479,062
Net asset value and offering price per share                  $       15.53

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $12,893,728)                832,359
Net asset value per share                                     $       15.49
Offering price per share $15.49/(1-5.75%)                     $       16.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,753,770)                 179,249
Net asset value and offering price per share                  $       15.36

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $2,394,871)                 155,799
Net asset value and offering price per share                  $       15.37

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   2,768,749
Interest                                                             54,330
Security lending                                                        112
                                                              -------------
       Total investment income                                    2,823,191
                                                              -------------
EXPENSES
Investment advisory fee                                           1,019,981
Service fees, Class A                                                95,312
Distribution and service fees, Class B                               28,633
Distribution and service fees, Class C                               28,232
Financial agent fee                                                 108,595
Transfer agent                                                      104,100
Registration                                                         45,840
Trustees                                                             41,145
Professional                                                         27,846
Printing                                                             23,129
Custodian                                                            14,357
Miscellaneous                                                        35,451
                                                              -------------
       Total expenses                                             1,572,621
Custodian fees paid indirectly                                           (6)
                                                              -------------
       Net expenses                                               1,572,615
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                      1,250,576
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                           5,582,035
Net change in unrealized appreciation (depreciation)
    on investments                                               (8,998,282)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                   (3,416,247)
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $  (2,165,671)
                                                              =============


44                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Year Ended          Year Ended
                                                                                    December 31, 2005   December 31, 2004
                                                                                    -----------------   -----------------
FROM OPERATIONS
    Net investment income (loss)                                                      $   1,250,576       $   1,662,336
    Net realized gain (loss)                                                              5,582,035             404,869
    Net change in unrealized appreciation (depreciation)                                 (8,998,282)          4,306,551
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          (2,165,671)          6,373,756
                                                                                      -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income, Class X                                                       (1,324,154)         (1,111,168)
    Net investment income, Class A                                                         (424,144)           (419,864)
    Net investment income, Class B                                                           (9,192)             (3,205)
    Net investment income, Class C                                                           (8,278)             (2,729)
                                                                                      -------------       -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,765,768)         (1,536,966)
                                                                                      -------------       -------------
FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (436,950 and 1,380,241 shares, respectively)            6,804,544          21,627,667
    Net asset value of shares issued from reinvestment of distributions
      (48,431 and 39,607 shares, respectively)                                              759,875             631,250
    Cost of shares repurchased (1,059,956 and 716,034 shares, respectively)             (16,369,469)        (11,235,744)
                                                                                      -------------       -------------
Total                                                                                    (8,805,050)         11,023,173
                                                                                      -------------       -------------

CLASS A
    Proceeds from sales of shares (552,328 and 1,681,448 shares, respectively)            8,601,133          26,244,605
    Net asset value of shares issued from reinvestment of distributions
      (26,708 and 26,018 shares, respectively)                                              416,489             413,479
    Cost of shares repurchased (3,101,744 and 241,473 shares, respectively)             (48,397,862)         (3,777,804)
                                                                                      -------------       -------------
Total                                                                                   (39,380,240)         22,880,280
                                                                                      -------------       -------------

CLASS B
    Proceeds from sales of shares (22,646 and 110,300 shares, respectively)                 349,846           1,713,590
    Net asset value of shares issued from reinvestment of distributions
      (382 and 126 shares, respectively)                                                      5,949               1,990
    Cost of shares repurchased (33,260 and 33,910 shares, respectively)                    (513,247)           (522,985)
                                                                                      -------------       -------------
Total                                                                                      (157,452)          1,192,595
                                                                                      -------------       -------------

CLASS C
    Proceeds from sales of shares (30,780 and 95,231 shares, respectively)                  475,661           1,478,747
    Net asset value of shares issued from reinvestment of distributions
      (473 and 142 shares, respectively)                                                      7,366               2,234
    Cost of shares repurchased (74,357 and 24,835 shares, respectively)                  (1,141,833)           (380,847)
                                                                                      -------------       -------------
Total                                                                                      (658,806)          1,100,134
                                                                                      -------------       -------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (49,001,548)         36,196,182
                                                                                      -------------       -------------
    NET INCREASE (DECREASE) IN NET ASSETS                                               (52,932,987)         41,032,972
NET ASSETS
    Beginning of period                                                                 156,050,682         115,017,710
                                                                                      -------------       -------------
    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
      $78,481 AND $593,673, RESPECTIVELY)                                             $ 103,117,695       $ 156,050,682
                                                                                      =============       =============


                        See Notes to Financial Statements                     45

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS X
                                                  -------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                     2005                 2004         2003             2002             2001
Net asset value, beginning of period              $     15.95      $     15.40      $     13.03      $     15.81      $     17.97
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.16(2)          0.20(2)          0.07(2)          0.06             0.05
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.33            (2.78)           (2.03)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.19)            0.73             2.40            (2.72)           (1.98)
                                                  -----------      -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.23)           (0.18)           (0.03)           (0.06)           (0.05)
    Distributions from net realized gain                   --               --               --               --            (0.13)
                                                  -----------      -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.23)           (0.18)           (0.03)           (0.06)           (0.18)
                                                  -----------      -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.55             2.37            (2.78)           (2.16)
                                                  -----------      -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.53      $     15.95      $     15.40      $     13.03      $     15.81
                                                  ===========      ===========      ===========      ===========      ===========
Total return                                            (1.19)%           4.76%           18.45%          (17.25)%         (11.03)%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $    85,075      $    96,558      $    82,361      $    77,263      $   104,770

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.04%            1.04%            1.19%            1.04%            0.95%
    Net investment income (loss)                         1.04%            1.25%            0.53%            0.42%            0.30%
Portfolio turnover                                         33%              22%              26%              26%              32%

                                                                                CLASS A
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.91      $     15.35      $     13.02      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.12(2)          0.17(2)          0.05(2)            --(5)
    Net realized and unrealized gain (loss)             (0.35)            0.53             2.31            (0.51)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.23)            0.70             2.36            (0.51)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.19)           (0.14)           (0.03)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.42)            0.56             2.33            (0.51)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.49      $     15.91      $     15.35      $     13.02
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (1.43)%           4.61%           18.06%           (3.77)%(3)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)          $   12,894      $    53,369      $    28,988      $     4,012

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   1.29%            1.28%            1.44%            1.29%(4)
    Net investment income (loss)                         0.76%            1.09%            0.36%            0.17%(4)
Portfolio turnover                                         33%              22%              26%              26%(3)


(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Not annualized.

(4) Annualized.

(5) Amount is less than $0.01.


46                      See Notes to Financial Statements

PHOENIX RISING DIVIDENDS FUND


                                                      FINANCIAL HIGHLIGHTS
                             (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                CLASS B
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.76      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.06(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.52             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.58             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.56             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.36      $     15.76      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.80%           17.29%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,754      $     2,987      $     1,717      $       336

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.36%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)

                                                                                CLASS C
                                                  -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,                  FROM INCEPTION
                                                  ---------------------------------------------    AUGUST 30, 2002 TO
                                                     2005                 2004         2003        DECEMBER 31, 2002
Net asset value, beginning of period              $     15.77      $     15.20      $     12.98      $     13.53
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                         0.01(4)          0.05(4)         (0.06)(4)        (0.01)
    Net realized and unrealized gain                    (0.36)            0.54             2.30            (0.54)
                                                  -----------      -----------      -----------      -----------
       TOTAL FROM INVESTMENT OPERATIONS                 (0.35)            0.59             2.24            (0.55)
                                                  -----------      -----------      -----------      -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
       TOTAL DISTRIBUTIONS                              (0.05)           (0.02)           (0.02)              --
                                                  -----------      -----------      -----------      -----------
Change in net asset value                               (0.40)            0.57             2.22            (0.55)
                                                  -----------      -----------      -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $     15.37      $     15.77      $     15.20      $     12.98
                                                  ===========      ===========      ===========      ===========
Total return(1)                                         (2.22)%           3.85%           17.24%           (4.07)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)         $     2,395      $     3,137      $     1,952      $       575

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                   2.05%            2.04%            2.19%            2.04%(3)
    Net investment income (loss)                         0.05%            0.32%           (0.47)%          (0.58)%(3)
Portfolio turnover                                         33%              22%              26%              26%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     47

PHOENIX SMALL-MID CAP FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS, ROBERT A. SCHWARZKOPF, CFA AND SANDRA L. GLEASON, CFA

Q: HOW DID THE PHOENIX SMALL-MID CAP FUND PERFORM FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005?

For the fiscal year ended December 31, 2005, the Fund's Class X shares returned 2.95%, Class A shares returned 2.72%, Class B shares returned 1.97%, and Class C shares returned 1.92%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 4.93% and the Russell 2500(TM) Index, the Fund's style-specific benchmark, returned 8.11%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: HOW DID THE EQUITY MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

A: In 2005, large-cap stocks outperformed small-cap stocks, while mid caps surpassed them both. This is the first time in six years that the Russell 2000 Index has underperformed the S&P 500 Index for the year.

      Energy prices dominated stock market returns for the year. Despite small weightings in the indexes, energy's strong performance created disproportionate returns. Energy and utilities were the best performing sectors, as energy prices rose from strong demand. Transportation and consumer discretionary were two of the worst performing sectors for the year.

      To preempt inflation from rising energy prices, the Federal Reserve implemented eight interest-rate hikes during the year, including two during the fourth quarter, pushing the federal funds rate to 4.25% by year end. Long-term rates, however, barely moved during the year, indicating investors' diminishing concerns over inflation. This trend continued to benefit the most highly indebted companies, as corporate cost of capital is based upon long-term interest rates.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

A: Higher quality stocks in the portfolio, with S&P rankings of A- and above, outperformed stocks similarly ranked in the Russell 2500 Index. However, the Fund underperformed its benchmark, as low quality companies, those ranked B to D, pushed the market higher.

      Stocks that detracted the most from performance included 99 Cents Only Stores and Rent-A-Center. 99 Cents Only Stores is a deep-discount retailer of consumable general merchandise priced at ninety-nine cents. Shares have disappointed due to ongoing infrastructure issues as the company invests for future growth and its core customer struggles with higher year-over-year energy costs. We believe the company is addressing its operational issues and they are not related to the general health of the business. With only 227 stores and leading store-level economics, we believe the company can resume its historical growth once infrastructure issues are resolved. Rent-A-Center is the leading "rent-to-own" retailer in the U.S. with a highly fragmented market. The company's main customer base, with low discretionary income levels, has been disproportionately hurt by rising energy costs. In addition, cannibalization caused by recent store openings in existing markets and aggressive expansion by its chief competitor have temporarily affected sales growth. However, with its solid free-cash-flow characteristics, a strong stock buyback program, a compelling valuation, and new initiatives underway to improve store performance, we continue to hold the shares.

      Stocks that contributed positively to the Fund's performance included Brown & Brown and C.H. Robinson Worldwide. Brown & Brown is the nation's leader in the "second tier" of property & casualty (P&C) insurance brokerage firms, which serves small and mid-size businesses. The stock rose sharply after reporting consistent double-digit earnings growth despite general softening of the P&C insurance market. Along with other P&C insurance brokers, the company also benefited from expectations of market hardening following the recent heavy hurricane season. C.H. Robinson Worldwide, one of North America's largest third-party logistics companies (freight forwarder) providing truck, rail, ocean, and air transportation services, benefited from increased usage of third-party logistics services while the transportation industry struggled with tight capacity. The company was able to overcome truck capacity shortages using its large network of independently owned motor carriers while generating strong double-digit earnings and free cash-flow growth. Logistic dependence on C.H. Robinson Worldwide from its customers appears to be a long-term trend.

                                                                    JANUARY 2006


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

PHOENIX SMALL-MID CAP FUND


-----------------------------------------------------------------------------------------
 TOTAL RETURNS(1)                                                PERIODS ENDING 12/31/05
-----------------------------------------------------------------------------------------

                                                             INCEPTION     INCEPTION
                                        1 YEAR    5 YEAR    TO 12/31/05      DATE
                                        ------    ------    -----------    ---------
      Class X Shares at NAV(2)           2.95%     5.08%        9.93%      10/18/96

      Class A Shares at NAV(2)           2.72        --        10.21        8/30/02
      Class A Shares at POP(3)          (3.19)       --         8.27        8/30/02

      Class B Shares at NAV(2)           1.97        --         9.46        8/30/02
      Class B Shares with CDSC(4)       (2.03)       --         8.97        8/30/02

      Class C Shares at NAV(2)           1.92        --         9.49        8/30/02
      Class C Shares with CDSC(4)        1.92        --         9.49        8/30/02

      S&P 500(R) Index                   4.93      0.55       Note 5         Note 5

      Russell 2500(TM) Index             8.11      9.14       Note 6         Note 6

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH, IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

(1) TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

(2) "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(3) "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

(4) CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.

(5) INDEX PERFORMANCE IS 8.02% FOR CLASS X (SINCE 10/18/96) AND 11.71% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

(6) INDEX PERFORMANCE IS 11.23% FOR CLASS X (SINCE 10/18/96) AND 19.80% FOR CLASS A, CLASS B, CLASS C (SINCE 8/30/02).

--------------------------------------------------------------------------------
 GROWTH OF $10,000                                         PERIODS ENDING 12/31
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/18/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Phoenix
                      Small-Mid Cap
                           Fund            S&P 500(R)      Russell 2500(TM)
                         Class X             Index              Index
                      -------------        ----------      ----------------
10/18/96                 $10,000             $10,000           $10,000
12/31/96                  10,400              10,474            10,642
12/31/97                  12,424              13,970            13,234
12/31/98                  14,433              17,988            13,285
12/31/99                  14,958              21,789            16,493
12/29/00                  18,663              19,788            17,197
12/31/01                  19,857              17,438            17,407
12/31/02                  16,087              13,584            14,309
12/31/03                  20,384              17,484            20,821
12/31/04                  23,222              19,383            24,630
12/30/05                  23,907              20,338            26,627

For information regarding the indexes, see the glossary on page 3.

PHOENIX SMALL-MID CAP FUND


ABOUT YOUR FUND'S EXPENSES

      We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Small-Mid Cap Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

      The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class X            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,077.40            $6.18
Hypothetical (5% return
  before expenses)            1,000.00           1,019.18             6.03

* EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.18%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.95%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,029.50.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class A            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,076.30            $7.44
Hypothetical (5% return
  before expenses)            1,000.00           1,017.95             7.26

* EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.42%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.72%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,027.20.

                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class B            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,073.20           $11.46
Hypothetical (5% return
  before expenses)            1,000.00           1,014.01            11.20

* EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.97%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.70.

PHOENIX SMALL-MID CAP FUND


                             Beginning           Ending          Expenses Paid
   Small Mid-Cap Fund      Account Value      Account Value         During
        Class C            June 30, 2005    December 31, 2005       Period*
------------------------   -------------    -----------------    -------------
Actual                       $1,000.00          $1,072.60           $11.45
Hypothetical (5% return
  before expenses)            1,000.00           1,014.02            11.19

* EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.19%, WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

  ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.92%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2005 OF $1,019.20.

  YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

PHOENIX SMALL-MID CAP FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2005 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------

       1. Eaton Vance Corp.                                4.6%
       2. Diagnostic Products Corp.                        4.5%
       3. Universal Compression Holdings, Inc.             4.5%
       4. Regis Corp.                                      4.2%
       5. Microchip Technology, Inc.                       4.0%
       6. Fair Isaac Corp.                                 3.8%
       7. Jack Henry & Associates, Inc.                    3.8%
       8. Reinsurance Group of America, Inc.               3.5%
       9. Bemis Co., Inc.                                  3.4%
      10. StanCorp Financial Group, Inc.                   3.3%

--------------------------------------------------------------------------------
 SECTOR WEIGHTINGS                                                     12/31/05
--------------------------------------------------------------------------------

As a percentage of total investments

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Information Technology        20%
                     Financials                    18
                     Industrials                   16
                     Consumer Discretionary        13
                     Health Care                    6
                     Energy                         5
                     Materials                      4
                     Other                         18

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                                                     SHARES         VALUE
                                                   -----------   ------------
DOMESTIC COMMON STOCKS--99.4%

ADVERTISING--2.8%
Catalina Marketing Corp.(e).....................       146,010   $  3,701,354

AEROSPACE & DEFENSE--1.1%
HEICO Corp. Class A(e)..........................        71,564      1,468,493

AIR FREIGHT & LOGISTICS--1.8%
Robinson (C.H.) Worldwide, Inc.(e)..............        66,600      2,466,198

APPLICATION SOFTWARE--10.3%
FactSet Research Systems, Inc.(e)...............        88,075      3,625,167
Fair Isaac Corp.(e).............................       116,585      5,149,560
Jack Henry & Associates, Inc.(e)................       265,815      5,071,750
                                                                 ------------
                                                                   13,846,477
                                                                 ------------

ASSET MANAGEMENT & CUSTODY BANKS--4.7%
Eaton Vance Corp.(e)............................       228,508      6,251,979

                                                     SHARES         VALUE
                                                   -----------   ------------
CONSUMER FINANCE--2.8%
World Acceptance Corp.(b)(e)....................       132,800   $  3,784,800


DATA PROCESSING & OUTSOURCED SERVICES--2.5%
Certegy, Inc.(e)................................        82,867      3,361,086


DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--6.6%
Cintas Corp.(e).................................        53,565      2,205,807
Copart, Inc.(b).................................       176,500      4,070,090
Equifax, Inc.(e)................................        67,885      2,580,987
                                                                 ------------
                                                                    8,856,884
                                                                 ------------

ELECTRONIC EQUIPMENT MANUFACTURERS--3.1%
Mettler-Toledo International, Inc.(b)...........        75,000      4,140,000

ENVIRONMENTAL & FACILITIES SERVICES--3.5%
ABM Industries, Inc. ...........................       112,530      2,199,961
Stericycle, Inc.(b)(e)..........................        43,400      2,555,392
                                                                 ------------
                                                                    4,755,353
                                                                 ------------

                        See Notes to Financial Statements                     53

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
GENERAL MERCHANDISE STORES--2.0%
99 Cents Only Stores(b)(e) .....................       260,000   $  2,719,600

HEALTH CARE EQUIPMENT--4.5%
Diagnostic Products Corp.(e) ...................       125,700      6,102,735

HEALTH CARE SERVICES--1.0%
IMS Health, Inc. ...............................        55,000      1,370,600

HOME FURNISHING RETAIL--3.1%
Rent-A-Center, Inc.(b) .........................       221,250      4,172,775

INDUSTRIAL CONGLOMERATES--2.4%
Teleflex, Inc.(e) ..............................        50,610      3,288,638

INDUSTRIAL MACHINERY--4.3%
Donaldson Co., Inc.(e) .........................       110,200      3,504,360
Lincoln Electric Holdings, Inc.(e) .............        55,700      2,209,062
                                                                 ------------
                                                                    5,713,422
                                                                 ------------

INSURANCE BROKERS--2.2%
Brown & Brown, Inc.(e) .........................        95,600      2,919,624

LEISURE PRODUCTS--1.8%
Polaris Industries, Inc.(e) ....................        47,000      2,359,400

LIFE & HEALTH INSURANCE--3.3%
StanCorp Financial Group, Inc. .................        89,000      4,445,550

OFFICE ELECTRONICS--2.5%
Zebra Technologies Corp. Class A(b)(e) .........        79,300      3,398,005

OIL & GAS EQUIPMENT & SERVICES--4.5%
Universal Compression Holdings, Inc.(b)(e) .....       146,000      6,003,520

OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.1%
World Fuel Services Corp.(e) ...................        45,200      1,524,144

                                                     SHARES         VALUE
                                                   -----------   ------------
PACKAGED FOODS & MEATS--0.9%
Tootsie Roll Industries, Inc.(e) ...............        43,000   $  1,243,990

PAPER PACKAGING--3.4%
Bemis Co., Inc.(e) .............................       162,944      4,541,249

PHARMACEUTICALS--1.5%
Axcan Pharma, Inc.(b)(e) .......................       137,000      2,074,180

PROPERTY & CASUALTY INSURANCE--2.8%
Cincinnati Financial Corp.(e) ..................        85,674      3,827,914

REGIONAL BANKS--2.4%
UCBH Holdings, Inc.(e) .........................       180,000      3,218,400

REINSURANCE--3.5%
Reinsurance Group of America, Inc.(e) ..........        98,600      4,709,136

SEMICONDUCTOR EQUIPMENT--1.5%
Cabot Microelectronics Corp.(b)(e) .............        69,650      2,042,835

SEMICONDUCTORS--4.0%
Microchip Technology, Inc. .....................       168,000      5,401,200

SPECIALIZED CONSUMER SERVICES--4.2%
Regis Corp.(e) .................................       147,000      5,669,790

SPECIALTY CHEMICALS--2.0%
Valspar Corp. (The)(e) .........................       109,040      2,690,017

SPECIALTY STORES--1.3%
Tiffany & Co.(e) ...............................        43,900      1,680,931
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $99,306,385)                                     133,750,279
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $99,306,385)                                     133,750,279
-----------------------------------------------------------------------------


54                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                                     SHARES         VALUE
                                                   -----------   ------------
SHORT-TERM INVESTMENTS--20.3%

MONEY MARKET MUTUAL FUNDS--19.6%
State Street Navigator Prime Plus (4.28%
seven day effective yield)(d)...................    26,413,165   $ 26,413,165

                                                       PAR
                                                      VALUE
                                                      (000)
                                                   -----------
COMMERCIAL PAPER(f)--0.7%
Lehman Brothers Holdings, Inc. 4.10%,
1/3/06..........................................   $       890        889,797
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $27,302,962)                                      27,302,962
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--119.7%
(IDENTIFIED COST $126,609,347)                                    161,053,241(a)

Other assets and liabilities, net--(19.7)%                        (26,531,856)
                                                                 ------------
NET ASSETS--100.0%                                               $134,521,385
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $36,193,341 and gross depreciation of $1,749,447 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $126,609,347.

(b) Non-income producing.

(c) Table excludes short-term investments.

(d) Represents security purchased with cash collateral received for securities on loan.

(e) All or a portion of security is on loan.

(f) The rate shown is the discount rate.


                        See Notes to Financial Statements                     55

PHOENIX SMALL-MID CAP FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS
Investment securities at value
    including $25,825,161 of securities on loan
    (Identified cost $126,609,347)                            $ 161,053,241
Cash                                                                  3,681
Receivables
Fund shares sold                                                    146,154
Dividends                                                            74,656
Prepaid expenses                                                     30,149
                                                              -------------
       Total assets                                             161,307,881
                                                              -------------
LIABILITIES
Payables
    Fund shares repurchased                                         164,406
    Upon return of securities loaned                             26,413,165
    Investment advisory fee                                          98,717
    Transfer agent fee                                               32,277
    Distribution and service fees                                    24,013
    Professional fee                                                 22,420
    Financial agent fee                                               9,013
    Trustees' fee                                                     1,785
    Other accrued expenses                                           20,700
                                                              -------------
       Total liabilities                                         26,786,496
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  97,283,350
Accumulated net realized gain                                     2,794,141
Net unrealized appreciation                                      34,443,894
                                                              -------------
NET ASSETS                                                    $ 134,521,385
                                                              =============

CLASS X
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $78,290,019)              3,673,899
Net asset value and offering price per share                  $       21.31

CLASS A
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $38,169,547)              1,805,074
Net asset value per share                                     $       21.15
Offering price per share $21.15/(1-5.75%)                     $       22.44

CLASS B
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $3,960,060)                 191,582
Net asset value and offering price per share                  $       20.67

CLASS C
Shares of beneficial interest outstanding, no par value,
    unlimited authorization (Net Assets $14,101,759)                681,499
Net asset value and offering price per share                  $       20.69

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                     $   1,550,581
Interest                                                             28,947
Security lending                                                      6,503
                                                              -------------
       Total investment income                                    1,586,031
                                                              -------------
EXPENSES
Investment advisory fee                                           1,374,646
Service fees, Class A                                               149,812
Distribution and service fees, Class B                               40,221
Distribution and service fees, Class C                              154,596
Financial agent fee                                                 122,897
Transfer agent                                                      179,726
Printing                                                             50,238
Registration                                                         45,842
Trustees                                                             41,145
Professional                                                         27,944
Custodian                                                            15,655
Miscellaneous                                                        36,997
                                                              -------------
       Total expenses                                             2,239,719
                                                              -------------
NET INVESTMENT INCOME (LOSS)                                       (653,688)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
Net realized gain (loss) on investments                          18,147,704
Net change in unrealized appreciation (depreciation)
    on investments                                              (15,195,581)
                                                              -------------
NET GAIN (LOSS) ON INVESTMENTS                                    2,952,123
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $   2,298,435
                                                              =============


56                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                          STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended           Year Ended
                                                                                December 31, 2005    December 31, 2004
                                                                                -----------------    -----------------
FROM OPERATIONS
    Net investment income (loss)                                                $        (653,688)   $        (847,956)
    Net realized gain (loss)                                                           18,147,704           (2,427,226)
    Net change in unrealized appreciation (depreciation)                              (15,195,581)          26,148,760
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         2,298,435           22,873,578
                                                                                -----------------    -----------------

FROM SHARE TRANSACTIONS
CLASS X
    Proceeds from sales of shares (477,066 and 674,594 shares, respectively)            9,519,100           12,509,815
    Cost of shares repurchased (1,287,633 and 1,872,057 shares, respectively)         (25,745,311)         (34,757,079)
                                                                                -----------------    -----------------
Total                                                                                 (16,226,211)         (22,247,264)
                                                                                -----------------    -----------------

CLASS A
    Proceeds from sales of shares (847,062 and 1,898,490 shares, respectively)         16,653,578           34,894,504
    Cost of shares repurchased (2,626,953 and 502,551 shares, respectively)           (52,735,024)          (9,306,773)
                                                                                -----------------    -----------------
Total                                                                                 (36,081,446)          25,587,731
                                                                                -----------------    -----------------

CLASS B
    Proceeds from sales of shares (70,155 and 96,144 shares, respectively)              1,363,205            1,759,784
    Cost of shares repurchased (95,771 and 29,932 shares, respectively)                (1,863,646)            (536,789)
                                                                                -----------------    -----------------
Total                                                                                    (500,441)           1,222,995
                                                                                -----------------    -----------------

CLASS C
    Proceeds from sales of shares (128,207 and 382,735 shares, respectively)            2,482,794            6,972,739
    Cost of shares repurchased (325,669 and 203,578 shares, respectively)              (6,363,844)          (3,696,766)
                                                                                -----------------    -----------------
Total                                                                                  (3,881,050)           3,275,973
                                                                                -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                         (56,689,148)           7,839,435
                                                                                -----------------    -----------------
    NET INCREASE (DECREASE) IN NET ASSETS                                             (54,390,713)          30,713,013

NET ASSETS
    Beginning of period                                                               188,912,098          158,199,085
                                                                                -----------------    -----------------

    END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND
    $0, RESPECTIVELY)                                                           $     134,521,385    $     188,912,098
                                                                                =================    =================


                        See Notes to Financial Statements                     57

PHOENIX SMALL-MID CAP FUND


                                                   FINANCIAL HIGHLIGHTS
                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                 CLASS X
                                                --------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                   2005            2004            2003            2002           2001
Net asset value, beginning of period            $     20.70     $     18.17     $     14.34     $     17.70    $     17.19
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.04)(4)       (0.06)(4)       (0.05)(4)       (0.06)         (0.01)
    Net realized and unrealized gain (loss)            0.65            2.59            3.88           (3.30)          1.15
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL FROM INVESTMENT OPERATIONS                0.61            2.53            3.83           (3.36)          1.14
                                                -----------     -----------     -----------     -----------    -----------

LESS DISTRIBUTIONS
    Dividends from net investment income                 --              --              --              --          (0.01)
    Distributions from net realized gain                 --              --              --              --          (0.62)
                                                -----------     -----------     -----------     -----------    -----------
       TOTAL DISTRIBUTIONS                               --              --              --              --          (0.63)
                                                -----------     -----------     -----------     -----------    -----------
Change in net asset value                              0.61            2.53            3.83           (3.36)          0.51
                                                -----------     -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $     21.31     $     20.70     $     18.17     $     14.34    $     17.70
                                                ===========     ===========     ===========     ===========    ===========
Total return                                           2.95%          13.92%          26.71%         (18.98)%         6.40%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    78,290     $    92,838     $   103,269     $    98,112    $    95,138

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.17%           1.15%           1.26%           1.22%          1.17%
    Net investment income (loss)                      (0.18)%         (0.32)%         (0.35)%         (0.38)%        (0.14)%
Portfolio turnover                                       22%             16%             17%             16%            17%

                                                                             CLASS A
                                                ------------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005                2004        2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.59     $     18.12     $     14.34         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.09)(4)       (0.10)(4)       (0.09)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.65            2.57            3.87            (0.93)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.56            2.47            3.78            (0.95)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     21.15     $     20.59     $     18.12         $  14.34
                                                ===========     ===========     ===========         ========
Total return(1)                                        2.72%          13.63%          26.36%           (6.21)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    38,170     $    73,825     $    39,656         $  2,086

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 1.42%           1.41%           1.51%            1.47%(3)
    Net investment income (loss)                      (0.45)%         (0.55)%         (0.60)%           0.62%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


58                      See Notes to Financial Statements

PHOENIX SMALL-MID CAP FUND


                                               FINANCIAL HIGHLIGHTS
                     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                             CLASS B
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002
Net asset value, beginning of period            $     20.27     $     17.94     $     14.30         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.02)
    Net realized and unrealized gain (loss)            0.63            2.57            3.84            (0.97)
                                                -----------     -----------     -----------         --------
       TOTAL FROM INVESTMENT OPERATIONS                0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.40            2.33            3.64            (0.99)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.67     $     20.27     $     17.94         $  14.30
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.97%          12.99%          25.45%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $     3,960     $     4,404     $     2,709         $    626

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)

                                                                             CLASS C
                                                ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,                 FROM INCEPTION
                                                -------------------------------------------     AUGUST 30, 2002 TO
                                                   2005            2004            2003         DECEMBER 31, 2002

Net asset value, beginning of period            $     20.30     $     17.96     $     14.31         $  15.29
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                      (0.23)(4)       (0.24)(4)       (0.20)(4)        (0.03)
    Net realized and unrealized gain (loss)            0.62            2.58            3.85            (0.95)
                                                -----------     -----------     -----------         --------
        TOTAL FROM INVESTMENT OPERATIONS               0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
Change in net asset value                              0.39            2.34            3.65            (0.98)
                                                -----------     -----------     -----------         --------
NET ASSET VALUE, END OF PERIOD                  $     20.69     $     20.30     $     17.96         $  14.31
                                                ===========     ===========     ===========         ========
Total return(1)                                        1.92%          13.03%          25.59%           (6.47)%(2)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)       $    14,102     $    17,845     $    12,565         $    572

RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                                 2.19%           2.16%           2.26%            2.22%(3)
    Net investment income (loss)                      (1.19)%         (1.31)%         (1.35)%          (1.37)%(3)
Portfolio turnover                                       22%             16%             17%              16%(2)


(1) Sales charges are not reflected in the total return calculation.

(2) Not annualized.

(3) Annualized.

(4) Computed using average shares outstanding.


                        See Notes to Financial Statements                     59

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION

      Phoenix-Kayne Funds (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      Currently five Funds are offered for sale (each a "Fund"). The Phoenix CA Intermediate Tax-Free Bond Fund ("CA Intermediate Tax-Free Bond Fund") is a non-diversified fund and seeks current income exempt from Federal and California state personal income taxes. The Phoenix Intermediate Bond Fund ("Intermediate Bond Fund") is a diversified fund and seeks to maximize total return, mainly through current income, with capital appreciation as a secondary factor. The Phoenix Overseas Fund ("Overseas Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Rising Dividends Fund ("Rising Dividends Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration. The Phoenix Small-Mid Cap Fund ("Small-Mid Cap Fund") is a diversified fund and seeks long-term capital appreciation, with dividend income as a secondary consideration.

      The funds offer the following classes of shares for sale:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------
CA Intermediate
   Tax-Free Bond Fund .........     X          --         --         --
Intermediate Bond Fund ........     X          --         --         --
Overseas Fund .................     X           X          X          X
Rising Dividends Fund .........     X           X          X          X
Small-Mid Cap Fund.............     X           X          X          X

      Class X shares are sold without a sales charge. Class A shares are sold with a front-end sales charge of up to 5.75%. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, effective January 11, 2006, a 1% contingent deferred sales charge may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.

      Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:

      Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

      Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

      As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.

      Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

      Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

      Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions are recorded by each Fund on the ex-dividend date. For the CA Intermediate Tax-Free Bond Fund, income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:

      Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

F. FOREIGN CURRENCY TRANSLATION:

      Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from either changes in exchange rates or in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:

      A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. SECURITIES LENDING:

      Certain Funds loan securities to qualified brokers through an agreement with State Street Bank and Trust (the "Custodian"). Under the terms of the agreement, the Funds receive collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

      The Adviser, Kayne Anderson Rudnick Investment Management, LLC provides each Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Kayne Anderson Rudnick Investment Management, LLC is wholly-owned by Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

CA Intermediate Tax-Free Bond Fund ................  0.50%
Intermediate Bond Fund ............................  0.50%
Overseas Fund .....................................  0.95%
Rising Dividends Fund .............................  0.75%
Small-Mid Cap Fund ................................  0.85%

      The Adviser has voluntarily agreed to reimburse each Fund's total annual operating expenses (excluding interest, taxes, and extraordinary expenses) through April 30, 2006, to the extent that such expenses exceed the following percentages of average annual net assets:

                                 Class X     Class A    Class B    Class C
                                 -------     -------    -------    -------

CA Intermediate
   Tax-Free Bond Fund ..........  0.75%        --         --         --
Intermediate Bond Fund .........  0.95%        --         --         --
Overseas Fund ..................  1.40%       1.65%      2.40%      2.40%
Rising Dividends Fund ..........  1.20%       1.45%      2.20%      2.20%
Small-Mid Cap Fund .............  1.30%       1.55%      2.30%      2.30%

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

      For the fiscal year (the "period") ended December 31, 2005, the Adviser reimbursed fees and paid expenses of $105,772 and $88,689 for the CA Intermediate Tax-Free Bond Fund and Overseas Fund, respectively. The Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

      At December 31, 2005, the amounts available for reimbursement recapture that has been paid and/or waived by the Adviser on behalf of each of the Funds listed below. The Adviser may recapture all or a portion of the amounts no later than the each of the dates shown:

                                  2006        2007       2008      Total
                                --------    --------   --------   --------

CA Intermediate
   Tax-Free Bond Fund .....     $100,802    $ 87,348   $105,772   $293,922
Overseas Fund .............      162,514     108,890     88,689    360,093

      For the period ended December 31, 2005, the adviser recouped $0 and $0 from CA Intermediate Tax-Free Bond Fund and Overseas Fund respectively. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated.

      As a distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO") an indirect wholly-owned subsidiary of PNX, has advised the Funds that it retained net selling commissions and deferred sales charges for the period ended December 31, 2005, as follows:

                                  Class A        Class B         Class C
                                Net Selling     Deferred        Deferred
                                Commisions    Sales Charges   Sales Charges
                                -----------   -------------   -------------
Overseas Fund ................   $     --       $    673        $     36
Rising Dividends Fund ........      2,615          5,369             757
Small-Mid Cap Fund ...........      4,603         51,643           2,494

      In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class.

      Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

      As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting, tax services and related services provided by PFPC Inc. For the period ended December 31, 2005, the Trust incurred financial agent fees totaling $413,241.

      PEPCO serves as the Trust's transfer agent with State Street Bank and Trust Company serving as sub-transfer agent. For the period ended December 31, 2005, transfer agent fees were $386,229 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                           Transfer Agent
                                                            Fee Retained
                                                           --------------
Small-Mid Cap Fund ....................................        $23,987

      At December 31, 2005, PNX and its affiliates, the retirement plans of PNX and its affiliates, and Phoenix affiliated Funds held shares which aggregated the following:

                                                                Aggregate
                                                                Net Asset
                                                 Shares           Value
                                              -------------   -------------
Overseas Fund
- --Class B .................................      10,585         $145,861
- --Class C .................................      10,585          145,861
Rising Dividends Fund
- --Class B .................................       7,435          114,202
- --Class C .................................       7,431          114,214
Small-Mid Cap Fund
- --Class B .................................       6,540          135,182

4. PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities (excluding U.S. Government securities and agency securities and short-term securities) for the period ended December 31, 2005, were as follows:

                                                 Purchases       Sales
                                                -----------    -----------
CA Intermediate Tax-Free Bond Fund .......      $13,627,437    $14,741,575
Intermediate Bond Fund ...................       13,404,085      8,969,824
Overseas Fund ............................       15,940,444     23,385,783
Rising Dividends Fund ....................       43,771,269     90,860,318
Small-Mid Cap Fund .......................       36,194,293     92,650,433

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2005, were as follows:

                                               Purchases          Sales
                                              ------------     ------------
Intermediate Bond Fund ...................    $ 15,738,310     $  9,499,426

5. CREDIT RISK AND ASSET CONCENTRATION

      In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

      Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

      The CA Intermediate Tax-Free Bond Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities, than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

      At December 31, 2005, the CA Intermediate Tax-Free Bond Fund was 98% invested in California municipal securities.

      At December 31, 2005, the Intermediate Bond Fund held $31,446,786 in investments issued by the U.S. Government, comprising 56% of the total net assets of the Fund.

6. 10% SHAREHOLDERS

      As of December 31, 2005, the Trust had single shareholders and omnibus shareholder accounts (which are comprised of several individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below:

                                                % Shares
                                               Outstanding
                                               -----------
CA Intermediate Tax-Free Bond Fund ........        50%
Intermediate Bond Fund ....................        36
Overseas Fund .............................        36
Rising Dividends Fund .....................        10

7. INDEMNIFICATIONS

      Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. REGULATORY EXAMS

      Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. During 2004 and 2005, the Boston District Office of the Securities and Exchange Commission ("SEC") conducted an examination of the Company's investment company and investment adviser affiliates. Following the examination, the staff of the SEC Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity prior to 2004. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. In 2005, based on the third party analysis the Company notified the staff at the SEC Boston District Office that reimbursements were not appropriate under the circumstances. The Company does not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION

      The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                               Expiration Date
                       ---------------------------------------------------------------
                         2006        2010          2011         2013         Total
                       --------   -----------   -----------   ---------   ------------
Intermediate
   Bond Fund ......    $     --   $        --   $        --   $ 273,543   $    273,543
Overseas Fund .....          --    12,916,895     7,167,821          --     20,084,716
Rising Dividends
   Fund ...........          --     6,937,638     4,873,757          --     11,811,395
Small-Mid Cap
   Fund ...........     838,736            --            --          --        838,736

      The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

PHOENIX-KAYNE FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005 (CONTINUED)

      For the period ended December 31, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Overseas Fund ...................  $ 3,501,958
Rising Dividends Fund ...........    6,133,990
Small-Mid Cap Fund ..............   13,413,785

      Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2005 the Funds deferred and recognized post-October losses as follows:

                                  Capital       Capital     Currency
                                 Deferred     Recognized    Deferred
                                -----------   -----------   ---------
Intermediate Bond Fund ....     $ 123,564     $    34,804   $      --
Overseas Fund .............            --              --       6,050
Rising Dividends Fund .....        95,229              --          --
Small-Mid Cap Fund ........            --       1,101,042          --

      The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation), which are disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                             Undistributed   Undistributed   Undistributed
                               Ordinary        Long-Term      Tax-Exempt
                                Income       Capital Gains      Income
                             -------------   -------------   -------------
CA Intermediate
   Tax-Free Bond Fund .....    $      --       $   25,223      $   6,221
Intermediate Bond Fund ....       22,654               --             --
Overseas Fund .............        7,921               --             --
Rising Dividends Fund .....       78,481               --             --
Small-Mid Cap Fund ........           --        3,632,877             --

      The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

      For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. For the year ended December 31, 2005, the following Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                             Capital Paid
                                 in on
                               Shares of      Accumulated    Undistributed
                              Beneficial     Net Realized    Net Investment
                               Interest       Gain (Loss)    Income (Loss)
                             -------------   -------------   --------------
Overseas Fund ..........     $          --    $   94,459       $   (94,459)
Small-Mid Cap Fund .....          (653,688)           --           653,688

--------------------------------------------------------------------------------

                             TAX NOTICE (UNAUDITED)

      For federal income tax purposes, 99.8% of the income dividends paid by the CA Intermediate Tax-Free Bond Fund qualify as exempt-interest dividends.

      For the fiscal year ended December 31, 2005, for federal income tax purposes, 100% of the ordinary income dividends earned by the Rising Dividends Fund qualify for the dividends received deduction for corporate shareholders.

      For the fiscal year ended December 31, 2005, the Rising Dividends Fund and Overseas Fund hereby designate 100%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.

      For the year ended December 31, 2005, the following funds designated long-term capital gains dividends:

        CA Intermediate Tax-Free Bond Fund ..........   $    69,677
        Small-Mid Cap Fund ..........................     3,632,877

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PRICEWATERHOUSECOOPERS [LOGO]


To the Board of Trustees of
Phoenix-Kayne Funds and Shareholders of
Phoenix CA Intermediate Tax-Free Bond Fund
Phoenix Intermediate Bond Fund
Phoenix Overseas Fund
Phoenix Rising Dividends Fund
Phoenix Small-Mid Cap Fund

      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix CA Intermediate Tax-Free Bond Fund (formerly Phoenix-Kayne California Intermediate Tax-Free Bond Fund), Phoenix Intermediate Bond Fund (formerly Phoenix-Kayne Intermediate Total Return Bond Fund), Phoenix Overseas Fund (formerly Phoenix-Kayne International Fund), Phoenix Rising Dividends Fund (formerly Phoenix-Kayne Rising Dividends Fund) and Phoenix Small-Mid Cap Fund (formerly Phoenix-Kayne Small-Mid Cap Fund) (constituting Phoenix-Kayne Funds hereafter referred to as the "Trust") at December 31, 2005 and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ Pricewaterhousecoopers LLP


Boston, Massachusetts
February 17, 2006

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX CA INTERMEDIATE TAX-FREE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1 and 3 year and year-to-date periods but had outperformed the benchmark for the 5 year period. The Board noted Management's conclusion that the Fund had underperformed due to the Fund's emphasis on holding investment grade debt securities in an economy where low grade debt securities are outperforming. The Board concluded that it was satisfied with the performance of the Fund given management's comment regarding the Fund's investment philosophy.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board also noted the voluntary waiver provided to the Fund. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was slightly lower than the median for the peer group. Management noted that because of the Trust's small size this Fund and the other Funds in the Trust, had to bear a disproportionate amount of fixed costs. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable, particularly given the plan to possibly merge the Fund with another similar fund.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX INTERMEDIATE BOND FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year and year-to-date periods. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that although the total expenses of the Fund were higher than the average total expenses for comparable funds, the contractual management fee was in line with the median for the peer group. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX OVERSEAS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3 and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and 5 year periods and slightly underperformed its benchmark for the year-to-date period. Management indicated to the Board that it was considering whether to recommend that the Fund merge with a similar fund. The Board concluded that it was satisfied with the performance of the Fund given Management's plan to possibly merge the Fund into a similar Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was also slightly higher than the average for the peer group. Management noted that the Fund's total expenses and contractual management fee were within 10 and 1 basis points, respectively, of the peer group average. The Board was satisfied with the management fee and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX RISING DIVIDENDS FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, 5 and 10 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had underperformed its benchmark for the 1, 3 and year-to-date periods and slightly underperformed the benchmark for the 5 and 10 year periods. Management noted that the Fund had adhered to its investment style in managing the Fund. The Board noted that Management had previously informed the Board that Kayne was making adjustments to the Fund's investment strategy in an attempt to improve the Fund's performance relative to its peer group. The Board concluded that it was satisfied with the performance of the Fund given Management's earlier comment and the Fund's investment style.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was lower than the median for the peer group. Management noted that the Fund's assets were declining which causes an increase in expenses. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR PHOENIX SMALL-MID CAP FUND (THE "FUND")
DECEMBER 31, 2005 (UNAUDITED)

      The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory agreement. At a meeting held on November 4, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Kayne Anderson Rudnick Investment Management, LLC ("Kayne") and the Fund. Pursuant to the Advisory Agreement between Kayne and the Fund, Kayne provides advisory services to the Fund.

      During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

ADVISORY AGREEMENT CONSIDERATIONS

      NATURE, EXTENT AND QUALITY OF SERVICES. The Board concluded that the nature, extent and quality of the overall services provided by Kayne and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by Kayne comparing the performance of the Fund with a peer group and benchmark, reports provided by Kayne showing that the investment policies and restrictions for the Fund were followed and reports provided by Kayne covering matters such as the compliance of investment personnel and other access persons with Kayne's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board also considered the experience of Kayne having acted as an investment adviser to mutual funds for over 20 years. The Board also noted the extent of benefits that are provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that are provided to Fund shareholders by an affiliate of Kayne, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

      INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report for the Fund prepared by Lipper Inc. ("Lipper") furnished for the contract renewal process. The Lipper report showed the investment performance of the Fund's Class X shares for the 1, 3, and 5 year and year-to-date periods ended September 30, 2005. The Board reviewed the investment performance of the Fund, along with comparative performance information of a peer group of funds and a relevant market index. The Board noted that the Fund had lagged its benchmark for the 1, 3, 5 and year-to-date periods. Management noted that the Fund had adhered to its focus on high quality securities in managing the Fund and was in the top 3% of the Lipper universe for the month of October 2005. The Board concluded that it was satisfied with the performance of the Fund.

      PROFITABILITY. The Board also considered the level of profits realized by Kayne and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis that addressed the overall profitability of Kayne for its management of the Phoenix retail fund family, as well as its profits and that of its affiliates, for managing the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocation appeared reasonable. The Board concluded that the profitability to Kayne was reasonable.

      MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of expenses of the Fund. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group in the Lipper report. The Board noted that the total expenses of the Fund were slightly higher than the average total expenses for comparable funds and the contractual management fee was slightly lower than the median for the peer group. Management noted that once the Fund achieved economies of scale, its total expense ratio would decrease. The Board was satisfied with the management fee and with management's response regarding expenses and concluded that the Fund's management fee and expenses were reasonable.

      ECONOMIES OF SCALE. The Board noted that it was likely that Kayne and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that shareholders would have an opportunity to benefit from these economies of scale.

                         RESULTS OF SHAREHOLDER MEETING
                                FEBRUARY 15, 2005
                                   (UNAUDITED)

A Special Meeting of Shareholders of The Phoenix-Kayne Funds was held on February 15, 2005, to approve the following matters:

      1. Reconstitute the Board of Trustees and to elect fourteen Trustees to such Board.

      2. Ratify selection of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, as auditors for the fiscal year ending December 31, 2005.

NUMBER OF ELIGIBLE UNITS VOTED:

      1. Election of Trustees

                                                  For           Withheld
                                              -----------      ----------
E. Virgil Conway                              385,430,412      52,921,000
Harry Dalzell-Payne                           385,430,412      52,921,000
S. Leland Dill                                385,430,412      52,921,000
Francis E. Jeffries                           385,456,548      52,894,865
Leroy Keith, Jr.                              385,430,412      52,921,000
Marilyn E. LaMarche                           385,456,548      52,894,865
Philip R. McLoughlin                          385,430,412      52,921,000
Geraldine M. McNamara                         385,469,906      52,881,506
Everett L. Morris                             385,469,906      52,881,506
James M. Oates                                385,430,412      52,921,000
Donald B. Romans                              385,456,548      52,894,865
Richard E. Segerson                           385,456,548      52,894,865
Ferdinand L. J. Verdonck                      385,430,412      52,921,000
Lowell P. Weicker, Jr                         384,840,119      53,511,294

      2. PricewaterhouseCoopers LLP

                                  For           Against         Abstain
                              -----------     ----------       ----------
                              385,404,031     10,352,298       42,595,083

FUND MANAGEMENT TABLES (UNAUDITED)


Information pertaining to the Trustees and officers of the Trust as of December 31, 2005 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

      The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust except for Messrs Dill and Romans who are serving a two year term expiring April 29, 2006.

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway                Served since         53          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC       November                         (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                 2002.                            (1983-present). Trustee/Director, Realty Foundation of New York
New York, NY 10178                                               (1972-present), Josiah Macy, Jr. Foundation (Honorary)
DOB: 8/2/29                                                      (2004-present), Pace University (Director/Trustee Emeritus)
                                                                 (2003-present), Greater New York Councils, Boy Scouts of America
                                                                 (1985-present), The Academy of Political Science (Vice Chairman)
                                                                 (1985-present), Urstadt Biddle Property Corp. (1989-present),
                                                                 Colgate University (Trustee Emeritus) (2004-present).
                                                                 Director/Trustee, The Harlem Youth Development Foundation,
                                                                 (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                 (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                 Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                 Insurance Company (1974-2002), Centennial Insurance Company
                                                                 (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                 Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                 Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                 Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                 Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne             Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
The Flat, Elmore Court          November
Elmore, GL05, GL2 3NT           2002.
U.K.
DOB: 9/8/29
----------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                  Served since         51          Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
7721 Blue Heron Way             2005                             Scudder Investments (55 portfolios) (1986-present). Director,
West Palm Beach, FL 33412                                        Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
DOB: 3/28/30                                                     Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries             Served since         53          Director, The Empire District Electric Company (1984-2004).
8477 Bay Colony Dr. #902        2005                             Trustee/Director, Phoenix Funds Complex (1987-present).
Naples, FL 34108
DOB: 9/23/30
-----------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.                Served since         51          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.       2005                             (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                     portfolios). Trustee, Phoenix Funds Family (1980-present).
Chattanooga, TN 37402                                            Director, Diversapak (2002-present). Obaji Medical Products
DOB: 2/14/39                                                     Company (2002-present). Director, Lincoln Educational Services
                                                                 (2002-2004). Chairman, Carson Products Company (cosmetics) (1998 to 2000).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara           Served since         53          Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of           November                         (1982-present). Trustee/Director, Phoenix Funds Complex
New York                        2002.                            (2001-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
-----------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris(1)            Served since         53          Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
164 Laird Road                  1995.                            Director, W.H. Reaves Utility Income Fund (2004-present). Vice
Colts Neck, NJ 07722                                             President, W.H. Reaves and Company (investment management)
DOB: 5/26/28                                                     (1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
James M. Oates(2)               Served since         51          Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
c/o Northeast Partners          2005                             Markets, Inc.) (financial services) (1997-present). Trustee/
150 Federal Street,                                              Director Phoenix Funds Family (1987-present). Managing Director,
Suite 1000                                                       Wydown Group (consulting firm) (1994-present). Director,
Boston, MA 02110                                                 Investors Financial Service Corporation (1995-present), Investors
DOB: 5/31/46                                                     Bank & Trust Corporation (1995-present), Stifel Financial
                                                                 (1996-present), Connecticut River Bancorp (1998-present),
                                                                 Connecticut River Bank (1999-present), Trust Company of New
                                                                 Hampshire (2002-present). Chairman, Emerson Investment Management,
                                                                 Inc. (2000-present). Independent Chairman, John Hancock Trust
                                                                 (since 2005), Trustee, John Hancock Funds II and John Hancock
                                                                 Funds III (since 2005). Trustee, John Hancock Trust (2004-2005).
                                                                 Director/Trustee, AIB Govett Funds (six portfolios) (1991-2000), and Command Systems, Inc. (1998-2000), Phoenix Investment
                                                                 Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly 1Mind.com),
                                                                 (2000-2002), Plymouth Rubber Co. (1995-2003). Director and
                                                                 Treasurer, Endowment for Health, Inc. (2000-2004).
-----------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans                Served since         51          Retired. President, Romans & Company (private investors and
39 S. Sheridan Road             2005                             financial consultants) (1987-2003). Trustee/Director, Phoenix
Lake Forest, IL 60045                                            Funds Family (1985-present). Trustee, Burnham Investors Trust (5
DOB: 4/22/31                                                     portfolios) (1967-2003).
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson             Served since         51          Managing Director, Northway Management Company (1998-present).
Northway Management             2005                             Trustee/Director, Phoenix Funds Family (1983-present).
Company
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
-----------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck        Served since         51          Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
Nederpolder, 7                  2005                             Funds Family (2002-present). Director EASDAQ (Chairman)
B-9000 Gent, Belgium                                             (2001-present), The JP Morgan Fleming Continental European
DOB: 7/30/42                                                     Investment Trust (1998-present), Groupe SNEF (1998-present),
                                                                 Degussa Antwerpen N.V.(1998-present), Santens N.V. (1999-present).
                                                                 Managing Director, Almanij N.V. (1992-2003). Director, KBC Bank and
                                                                 Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                                 (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                                 Luxembourgeoise (1992-2003), Investco N.V. (1992-2003), Gevaert
                                                                 N.V. (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003),
                                                                 Centea N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                 Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                 (1995-2001).
-----------------------------------------------------------------------------------------------------------------------------------

                                                       INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.(1)       Served since         51          Director, Medallion Financial New York (2003-present), Compuware
7 Little Point Street           1995.                            (1996-present), WWE, Inc. (2000-present). President, The Trust
Essex, CT 06426                                                  for America's Health (non-profit) (2001-present).
DOB: 5/16/31                                                     Trustee/Director, Phoenix Funds Family (1995-present). Director,
                                                                 UST, Inc. (1995-2004), HPSC Inc. (1995-2004).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the Board of Trustees effective January 1, 2006.Pursuant to the Trust's retirement policy Mr. Morris will retire from the Board immediately following its May 2006 meeting.

(2) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

      Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                                PORTFOLIOS IN
                                                FUND COMPLEX
     NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
       DATE OF BIRTH            TIME SERVED        TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci(3)             Director             51          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                    since 2005                       Inc. (since 2003). President and Chief Executive Officer, Phoenix
                                and                              Investment Partners, Ltd. (since 2003). President, certain funds
                                President                        within the Phoenix Fund Complex (2004-present). President and
                                since 2004.                      Chief Executive Officer of North American investment operations,
                                                                 Pioneer Investment Management USA, Inc. (2001-2003). President of
                                                                 Private Wealth Management Group (2000-2001), and Executive Vice
                                                                 President of Distribution and Marketing for U.S. institutional services business (1998-2000) Fidelity Investments.
-----------------------------------------------------------------------------------------------------------------------------------
Marilyn E. LaMarche(4)          Served since         51          Limited Managing Director, Lazard Freres & Co. LLC (1997-present).
Lazard Freres & Co. LLC         2002.                            Trustee/Director, Phoenix Funds Family (2002-present). Director,
30 Rockefeller Plaza,                                            The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
59th Floor                                                       Company (1989-2005).
New York, NY 10020
DOB: 5/11/34
-----------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin(5)         Served since         75          Director, PXRE Corporation (Reinsurance) (1985-present), World
200 Bridge Street               1989.                            Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
Chatham, MA 02633                                                (1989-present). Management Consultant (2002-2004), Chairman
DOB: 10/23/46                   Chairman                         (1997-2002), Chief Executive Officer (1995-2002), Director
                                                                 (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                                 Executive Vice President, The Phoenix Companies, Inc. (2000-
                                                                 2002). Director (1994-2002) and Executive Vice President,
                                                                 Investments (1987-2002), Phoenix Life Insurance Company. Director
                                                                 (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel,
                                                                 Inc. Director (1982-2002), Chairman (2000-2002) and President
                                                                 (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                 President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                 (2001-2002) and President (April 2002-September 2002), Phoenix
                                                                 Investment Management Company. Director and Executive Vice
                                                                 President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                 (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                                 Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                                 Director, Phoenix National Trust Holding Company (2001-2002).
                                                                 Director (1985-2002) and Vice President (1986-2002) and Executive
                                                                 Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                                 Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                 Griffith Securities, Inc. (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------

(3) Mr. Geraci is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position as Executive Vice President, Asset Management, The Phoenix Companies Inc. and his position as President and Chief Executive Officer, Phoenix Investment Partners, Ltd.

(4) Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

(5) Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                            OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                POSITION(S) HELD WITH
     NAME, ADDRESS AND           TRUST AND LENGTH OF                               PRINCIPAL OCCUPATION(S)
       DATE OF BIRTH                TIME SERVED                                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
George R. Aylward               Executive Vice President         Senior Vice President and Chief Operating Officer, Asset
DOB: 8/17/64                    since 2004.                      Management, The Phoenix Companies, Inc. (2004-present). Executive
                                                                 Vice President and Chief Operating Officer, Phoenix Investment
                                                                 Partners, Ltd. (2004-present). Vice President, Phoenix Life
                                                                 Insurance Company (2002-2004). Vice President, The Phoenix
                                                                 Companies, Inc. (2001-2004). Vice President, Finance, Phoenix
                                                                 Investment Partners, Ltd. (2001-2002). Assistant Controller,
                                                                 Phoenix Investment Partners, Ltd. (1996-2001). Executive Vice
                                                                 President, certain funds within the Phoenix Funds Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman              Senior Vice President            Senior Vice President, Product Development and Management, Phoenix
DOB: 7/27/62                    since 2004.                      Investment Partners, Ltd. (2005-present), Senior Vice President and Chief Administrative Officer, Phoenix Investment Partners,
                                                                 Ltd., (2003-2004). Senior Vice President and Chief Administrative
                                                                 Officer, Phoenix Equity Planning Corporation (1999-2003), Senior
                                                                 Vice President, certain funds within the Phoenix Fund Family
                                                                 (2004-present).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                    Vice President and               Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue                Chief Compliance Officer         (1989-present); Vice President and Chief Compliance Officer,
New York, NY 10022              since 2004.                      certain Funds within the Phoenix Fund Complex (2004-present); Vice
DOB: 9/23/45                                                     President, The Zweig Total Return Fund, Inc. (2004-present); Vice
                                                                 President, The Zweig Fund, Inc. (2004-present); President and
                                                                 Director of Watermark Securities, Inc. (1991-present); Assistant
                                                                 Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                                 Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market
                                                                 Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
W. Patrick Bradley              Chief Financial Officer and      Second Vice President, Fund Control and Tax, Phoenix Equity
DOB: 3/2/72                     Treasurer since 2005.            Planning Corporation (2004-present). Chief Financial Officer and
                                                                 Treasurer (2005-present) or Assistant Treasurer (2004-present) of certain funds within the Phoenix Fund Family. Senior Manager
                                                                 (2002-2004), Manager (2000-2002), Audit, Deloitte & Touche, LLP.
-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Carr                   Vice President, Counsel,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                Secretary and                    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102              Chief Legal Officer              Secretary of certain funds within the Phoenix Fund Complex (May
DOB: 8/3/54                     since 2005.                      2005-present). Compliance Officer of Investments and Counsel,
                                                                 Travelers Life & Annuity Company (January 2005-May 2005).
                                                                 Assistant General Counsel, The Hartford Financial Services Group
                                                                 (1999-2005).
-----------------------------------------------------------------------------------------------------------------------------------

PHOENIX-KAYNE FUNDS                                       INVESTMENT ADVISER

1800 Avenue of the Stars, 2nd Floor                       Kayne Anderson Rudnick Investment
Los Angeles, CA 90067                                     Management, LLC
                                                          1800 Avenue of the Stars, 2nd Floor
                                                          Los Angeles, CA 90067
TRUSTEES
                                                          PRINCIPAL UNDERWRITER
E. Virgil Conway
Harry Dalzell-Payne                                       Phoenix Equity Planning Corporation
S. Leland Dill                                            One American Row
Daniel T. Geraci                                          Hartford, CT 06102
Francis E. Jeffries
Leroy Keith, Jr.                                          TRANSFER AGENT
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman                            Phoenix Equity Planning Corporation
Geraldine M. McNamara                                     One American Row
Everett L. Morris                                         Hartford, CT 06102
James M. Oates
Donald B. Romans                                          CUSTODIAN
Richard E. Segerson
Ferdinand L. J. Verdonck                                  State Street Bank and Trust Company
Lowell P. Weicker, Jr.                                    P.O. Box 5501
                                                          Boston, MA 02206-5501

OFFICERS                                                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Daniel T. Geraci, President                               PricewaterhouseCoopers LLP
George R. Aylward, Executive Vice President               125 High Street
Francis G. Waltman, Senior Vice President                 Boston, MA 02110
Marc Baltuch, Vice President and Chief
 Compliance Officer                                       HOW TO CONTACT US
W. Patrick Bradley, Chief Financial Officer
 and Treasurer                                            Mutual Fund Services       1-800-243-1574
Kevin J. Carr, Vice President, Counsel, Secretary and     Advisor Consulting Group   1-800-243-4361
 Chief Legal Officer                                      Telephone Orders           1-800-367-5877
                                                          Text Telephone             1-800-243-1926
                                                          Web site                   PHOENIXFUNDS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

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                                                            ---------------
                                                               PRESORTED
                                                               STANDARD
                                                             U.S. POSTAGE
                                                                 PAID
                                                            Louisville, KY
[LOGO] PHOENIXFUNDS(SM)                                     Permit No. 1051
                                                            ---------------
PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP1813                                                                     2-06
BPD19589

--------------------------------------------------------------------------------
                                                             SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

ANNUAL REPORT

     o    PHOENIX BOND FUND
                   FORMERLY PHOENIX-SENECA BOND FUND
     O    PHOENIX EARNINGS DRIVEN GROWTH FUND
                   FORMERLY PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND
     O    PHOENIX EQUITY INCOME FUND
                   FORMERLY PHOENIX-SENECA EQUITY INCOME FUND

   [GRAPHIC OMITTED]
   Get Fund documents
   by e-mail instead.

  Eligible shareholders
may sign up for E-Delivery
   at PhoenixFunds.com

TRUST NAME: PHOENIX-SENECA FUNDS

[GRAPHIC OMITTED]
PHOENIXFUNDS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Seneca Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I encourage you to review this annual report for the Phoenix Bond Fund, Phoenix Earnings Driven Growth Fund, and Phoenix Equity Income Fund, for the fiscal year ended September 30, 2005.

      As of early fall, the United States economy was growing at a more moderate pace than we experienced in 2004. Inflation concerns seemed to be subsiding after peaking this spring, despite continued high energy prices. The equity markets remained sluggish through the first half of 2005, giving back some of the gains from last fall's post-presidential election rally. The Federal Reserve (the "Fed") continued to tighten interest rates throughout the year, instituting its eleventh consecutive 25 basis point rate hike in September. As a result of the Fed's efforts, the Treasury yield curve flattened considerably over the past year, with short rates rising while rates for longer dated maturities declined. The combination of moderate economic growth and low inflation should provide a favorable environment for both the equity and fixed income markets in the second half of the year.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.


Sincerely,

/s/ Philip R. Mcloughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

OCTOBER 2005

1 DIVERSIFICATION  DOES NOT GUARANTEE  AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ......................................................   3
Phoenix Bond Fund .............................................   5
Phoenix Earnings Driven Growth Fund ...........................  19
Phoenix Equity Income Fund ....................................  30
Notes to Financial Statements .................................  40
Report of Independent Registered Public Accounting Firm .......  45
Fund Management Tables ........................................  46


--------------------------------------------------------------------------------
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

CONSUMER PRICE INDEX (CPI)
Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FULL CAP)
A market capitalization-weighted index that measures publicly traded real estate securities such as real estate investment trusts and real estate operating companies. The index is calculated on a total return basis with dividends reinvested.

DURATION
Represents the interest rate sensitivity of a fixed-income fund. For example, if a fund's duration is five years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

TREASURY-INFLATION PROTECTED SECURITIES (TIPS)
U.S. Treasury bonds and notes whose value is adjusted according to changes to the inflation rate every six months, as measured by the consumer price index. As inflation occurs, the value of TIPS increases.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
Securities purchased on a when-issued or forward commitment basis are also known as delayed-delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the fiscal year ended September 30, 2005, the Fund's Class X shares returned 2.44%, Class A shares returned 2.14%, Class B shares returned 1.36% and Class C shares returned 1.35%. For the same period, the Lehman Brothers Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 2.80%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: During the reporting period, the Fed raised the federal funds rate eight times, for a total of 11 consecutive hikes since June 2004. While short-term rates have risen significantly, long-term rates remain stubbornly low. The 10-year Treasury ended the period yielding 4.33%, 15 basis points lower than when the Fed started raising rates. This "conundrum," as aptly put by Chairman Alan Greenspan, is a result of excess capital flows from overseas in search of relatively higher yields.

      Market volatility increased during the reporting period in anticipation of rising interest rates, inflation concerns, increasing oil prices, hurricanes and murky economic data. Spread products, particularly corporate bonds, experienced this volatility firsthand as General Motors and Ford were downgraded to lower credit-rated, high yield securities, sparking the largest index transition in history. To put it in perspective, the downgrade of General Motors alone was larger than the next ten biggest downgrades in history combined.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The portfolio maintained a neutral duration with a short bias throughout the reporting period. In anticipation of a flattening yield curve, we maintained a significant barbell during the period, which added value to the portfolio. While the most significant flattening is behind us, we do not see a reversion to a steep yield curve any time soon, and currently maintain a modest barbell. Our yield curve positioning during the period helped the Fund's performance.

      Throughout the year, we maintained an underweighting in Treasuries and an overweighting in the spread sectors of corporates and mortgages. In the second half of the fiscal year, we increased our exposure to Treasuries, particularly longer bonds, but we still remained underweight compared to the Lehman Brothers Aggregate Bond Index. Our overall underweighting in the Treasuries sector detracted from performance; however, our bias to longer-end Treasuries helped, as these were the best performers in the sector.

      We were overweighted in corporates throughout the entire reporting period. This helped portfolio performance in the last quarter of 2004, as investment grade credits led all spread sectors. In 2005, corporate bond performance suffered, held back by the double auto downgrades of General Motors and Ford. Our overweight to corporates hurt returns slightly for the overall period, but good credit selection and a bias to higher quality bonds helped.

      We were overweighted in structured products, including mortgages, during the first part of the fiscal year. As spreads tightened, we reduced our weighting but remained overweight. Overall, exposure to this sector was a positive contributor to performance.

                                                                    OCTOBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Bond Fund

--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                        PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------

                                                                                           INCEPTION    INCEPTION
                                                                    1 YEAR       5 YEARS   TO 9/30/05      DATE
                                                                    --------     --------  ----------   ------------
        Class X Shares at NAV 2                                       2.44%        6.23%       6.85%      3/7/96

        Class A Shares at NAV 2                                       2.14         5.92        5.29       7/1/98
        Class A Shares at POP 3                                      (2.71)        4.90        4.59       7/1/98

        Class B Shares at NAV 2                                       1.36         5.13        4.50       7/1/98
        Class B Shares with CDSC 4                                   (2.58)        5.13        4.50       7/1/98

        Class C Shares at NAV 2                                       1.35         5.12        4.50       7/1/98
        Class C Shares with CDSC 4                                    1.35         5.12        4.50       7/1/98

        Lehman Brothers Aggregate Bond Index                          2.80         6.62      Note 5       Note 5


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES
  CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM
  FRONT-END 4.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN
  CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 6.48% FOR CLASS X (SINCE 3/7/96) AND 6.04% FOR CLASS A,
  CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

                         Phoenix Bond     Lehman Brothers
                        Fund Class X    Aggregate Bond Index

03/07/1996                $10,000               $10,000
09/30/1996                 10,413                10,146
09/30/1997                 11,586                11,132
09/30/1998                 12,679                12,413
09/30/1999                 13,124                12,367
09/29/2000                 13,934                13,232
09/28/2001                 15,305                14,946
09/30/2002                 16,214                16,230
09/30/2003                 17,605                17,109
09/30/2004                 18,404                17,738
09/30/2005                 18,853                18,234

For information regarding the index, see the glossary on page 3.

Phoenix Bond Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class X               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,020.40            $4.54
Hypothetical (5% return
  before expenses)              1,000.00           1,020.52             4.55

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.90%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.44%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,024.40.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class A               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,019.00            $5.82
Hypothetical (5% return
  before expenses)              1,000.00           1,019.23             5.84

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.14%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,021.40.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,015.20            $9.59
Hypothetical (5% return
  before expenses)              1,000.00           1,015.44             9.63

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.90%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.36%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,013.60.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00        $1,015.20              $9.56
Hypothetical (5% return
  before expenses)              1,000.00         1,015.46               9.61

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.89%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.35%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,013.50.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(H)
--------------------------------------------------------------------------------
 1. FNMA 5.373%, 5/1/35                            9.8%
 2. FNMA TBA 5%, 10/1/33                           7.4%
 3. FNMA TBA 5.5%, 10/1/33                         7.4%
 4. U.S. Treasury Note 2.5%, 9/30/06               4.3%
 5. U.S. Treasury Bond 5.375%, 2/15/31             2.4%


 6. U.S. Treasury Note 4%, 11/15/12                1.8%
 7. U.S. Treasury Inflation Indexed Note
    3%, 7/15/12                                    1.7%
 8. U.S. Treasury Note 4.75%, 5/15/14              1.7%
 9. Master Asset Securitization Trust Alternative
    Loans Trust 04-6, 6A1 6.5%, 7/25/34            1.6%
10. Swedish Export Credit Corp. 0%, 6/5/07         1.5%

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     9/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

Corporate Bonds                             32%
Agency Mortgage-Backed Securities           28
Short-Term Investments                      16
U.S. Government Securities                  11
Non-Agency Mortgage-Backed Securities        6
Foreign Corporate Securities                 6
Foreign Government Securities                1

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005
                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
U.S. GOVERNMENT SECURITIES--12.5%

U.S. TREASURY BONDS--2.4%
U.S. Treasury Bond 5.375%, 2/15/31(f) ................    $1,465     $1,641,257

U.S. TREASURY NOTES--10.1%
U.S. Treasury Note 2.50%, 9/30/06(f) .................     3,015      2,967,891
U.S. Treasury Note 3%, 12/31/06 ......................       260        256,323
U.S. Treasury Note 5%, 2/15/11 .......................       110        114,052

U.S. Treasury Inflation Indexed Note
3%, 7/15/12(d)(f) ....................................     1,000      1,182,441

U.S. Treasury Note 4%, 11/15/12 ......................     1,250      1,229,639
U.S. Treasury Note 4.75%, 5/15/14 ....................     1,110      1,143,560
                                                                     ----------
                                                                      6,893,906
                                                                     ----------

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $8,462,123)                                          8,535,163
--------------------------------------------------------------------------------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
AGENCY MORTGAGE-BACKED SECURITIES--32.1%

FHLMC 5.50%, 9/15/17 .................................    $  460     $  467,568
FHLMC 5%, 3/15/19(f) .................................       455        448,322
FHLMC 7%, 1/1/33 .....................................       480        501,510
FHLMC 3.536%, 2/1/34(e) ..............................       505        501,601
FNMA 3.284%, 7/1/33(e) ...............................       502        502,630
FNMA 3.206%, 9/1/33(e) ...............................       371        371,548
FNMA 3.453%, 11/1/33(e) ..............................       532        533,407
FNMA 3.482%, 12/1/33(e) ..............................       351        351,583
FNMA 3.528%, 3/1/34(e) ...............................       603        603,556
FNMA 3.591%, 4/1/34(e) ...............................       324        323,103
FNMA 4.50%, 1/1/35 ...................................       551        526,180
FNMA 5.373%, 5/1/35(e) ...............................     6,661      6,709,635
FNMA TBA 5%, 10/1/33(g) ..............................     5,165      5,055,244
FNMA TBA 5.50%, 10/1/33(g) ...........................     5,045      5,041,847
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,015,957)                                        21,937,734
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--7.3%

Banc of America Commercial Mortgage, Inc.
00-1, A1A 7.109%, 11/15/31 ...........................    $  353     $  365,205

Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 2CB3 8%, 8/25/34 ............................       296        304,106

Master Asset Securitization Trust Alternative
Loans Trust 03-7, 5A1 6.25%, 11/25/33 ................       326        327,486

Master Asset Securitization Trust Alternative
Loans Trust 04-1, 3A1 7%, 1/25/34 ....................       277        281,671

Master Asset Securitization Trust Alternative
Loans Trust 04-5, 6A1 7%, 6/25/34 ....................       233        236,313

Master Asset Securitization Trust Alternative
Loans Trust 04-6, 6A1 6.50%, 7/25/34 .................     1,077      1,092,156

Merrill Lynch Mortgage Trust 05-MCP1,
A2 4.556%, 6/12/43 ...................................       725        715,484

Morgan Stanley Mortgage Loan Trust 04-3,
3A 6%, 4/25/34 .......................................     1,032      1,041,287

Residential Asset Mortgage Products, Inc.
04-SL3, A4 8.50%, 12/25/31 ...........................       593        611,931
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,057,408)                                          4,975,639
--------------------------------------------------------------------------------


FOREIGN GOVERNMENT SECURITIES--1.5%

SWEDEN--1.5%
Swedish Export Credit Corp. 0%, 6/5/07(f) ............     1,130      1,065,285
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,130,000)                                          1,065,285
--------------------------------------------------------------------------------



FOREIGN CORPORATE BONDS(c)--6.7%

BERMUDA--0.2%
Intelsat Bermuda Ltd. 144A 8.625%,
1/15/15(b) ...........................................       125        128,125

CANADA--1.9%
Cascades, Inc. 7.25%, 2/15/13 ........................        76         74,290
CHC Helicopter Corp. 7.375%, 5/1/14 ..................        70         72,100
Corus Entertainment, Inc. 8.75%, 3/1/12 ..............        82         88,253
Intrawest Corp. 7.50%, 10/15/13 ......................       385        396,069
Jean Coutu Group, Inc. 8.50%, 8/1/14 .................       105        105,000
Novelis, Inc. 144A 7.25%, 2/15/15(b) .................       105         99,750
TransCanada Pipelines Ltd. 4%, 6/15/13(f) ............       285        268,216
Videotron Ltee 6.875%, 1/15/14 .......................       205        211,406
                                                                     ----------
                                                                      1,315,084
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
CHILE--0.4%
Celulosa Arauco y Constitucion S.A.
144A 5.625%, 4/20/15(b) ..............................    $  235     $  233,062

FRANCE--0.6%
Crown European Holdings SA 9.50%, 3/1/11 .............       365        401,500

HONG KONG--0.3%
Hutchison Whampoa International Ltd.
144A 7.45%, 11/24/33(b) ..............................       155        179,040

ITALY--0.6%
Telecom Italia Capital S.A. 4.48%, 2/1/11(e) .........       155        154,985
Telecom Italia Capital S.A. 5.25%, 10/1/15 ...........       280        275,137
                                                                     ----------
                                                                        430,122
                                                                     ----------

JAPAN--0.4%
Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(e) ...........       250        246,746

NETHERLANDS--0.3%
ABN AMRO Bank NV 4.65%, 6/4/18 .......................       240        228,272

UNITED KINGDOM--1.0%
Barclays Bank plc 6.278%, 12/15/49(e) ................        70         68,968

British Sky Broadcasting Group plc 8.20%,
7/15/09 ..............................................        30         33,292

HBOS plc 144A 6.413%, 9/29/49(b)(e) ..................       200        199,297

Reed Elsevier Capital, Inc. 4.625%, 6/15/12 ..........       155        150,574
Scottish Power plc 5.375%, 3/15/15 ...................       230        231,975
                                                                     ----------
                                                                        684,106
                                                                     ----------
UNITED STATES--1.0%
Endurance Specialty Holdings Ltd. 7%,
7/15/34 ..............................................       185        187,506

Ship Finance International Ltd. 8.50%,
12/15/13 .............................................       185        181,069

Tyco International Group SA 6%, 11/15/13 .............       160        169,023
Willis Group NA, Inc. 5.625%, 7/15/15 ................       175        173,941
                                                                     ----------
                                                                        711,539
                                                                     ----------
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,566,535)                                          4,557,596
--------------------------------------------------------------------------------



DOMESTIC CORPORATE BONDS--35.7%

AEROSPACE & DEFENSE--1.2%
Armor Holdings, Inc. 8.25%, 8/15/13 ..................       105        113,662
Boeing Capital Corp. 6.10%, 3/1/11 ...................       175        185,867

Esterline Technologies Corp. 7.75%,
6/15/13 ..............................................        30         31,800

Goodrich Corp. 7.625%, 12/15/12(f) ...................       248        284,480

                        See Notes to Financial Statements

Phoenix Bond Fund



                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
AEROSPACE & DEFENSE--CONTINUED
United Technologies Corp. 4.875%, 5/1/15 .............    $  215     $  214,680
                                                                     ----------
                                                                        830,489
                                                                     ----------

AGRICULTURAL PRODUCTS--0.6%
United Agri Products 8.25%, 12/15/11(f) ..............       355        376,300

AUTOMOBILE MANUFACTURERS--0.6%
DaimlerChrysler NA Holding Corp.
4.875%, 6/15/10 ......................................       190        186,203

DaimlerChrysler NA Holdings Corp.
4.314%, 9/10/07(e) ...................................       210        210,495
                                                                     ----------
                                                                        396,698
                                                                     ----------
AUTOMOTIVE RETAIL--0.2%
Pantry, Inc. (The) 7.75%, 2/15/14 ....................       105        105,525

BIOTECHNOLOGY--0.4%
Amgen, Inc. 4.85%, 11/18/14 ..........................       305        305,206

BROADCASTING & CABLE TV--2.7%
Charter Communications Operating
LLC/ Charter Communications Operating
Capital 144A 8.375%, 4/30/14(b) ......................       100        101,000

Clear Channel Communications, Inc.
5.50%, 9/15/14 .......................................       185        178,315

Comcast Corp. 5.30%, 1/15/14 .........................        70         69,818

COX Communications, Inc. 6.75%, 3/15/11 ..............         5          5,337

CSC Holdings, Inc. 10.50%, 5/15/16 ...................       525        567,656

DIRECTV Holdings LLC/DIRECTV Financing
Co., Inc. 144A 6.375%, 6/15/15(b) ....................       250        249,375

Echostar DBS Corp. 9.125%, 1/15/09 ...................        70         73,850

Lenfest Communications, Inc. 10.50%,
6/15/06 ..............................................       231        239,120

Liberty Media Corp. 5.70%, 5/15/13 ...................       330        301,955

Mediacom Broadband LLC/Mediacom
Broadband Corp. 144A 8.50%, 10/15/15(b) ..............        60         58,200
                                                                     ----------
                                                                      1,844,626
                                                                     ----------
BUILDING PRODUCTS--0.8%
American Standard, Inc. 7.625%, 2/15/10 ..............       328        359,855

Building Materials Corporation of America
7.75%, 8/1/14 ........................................        35         34,125

Ply Gem Industries, Inc. 9%, 2/15/12 .................       175        147,875
                                                                     ----------
                                                                        541,855
                                                                     ----------
CASINOS & GAMING--1.6%
Caesars Entertainment, Inc. Series A
7.875%, 12/15/05 .....................................       360        363,150



                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
CASINOS & GAMING--CONTINUED
Harrah's Operating Co., Inc. 144A 5.75%,
10/1/17(b) ...........................................    $  355     $  347,482

MGM Mirage, Inc. 6.75%, 9/1/12 .......................       105        107,231

OED Corp./DIAMOND JO LLC 8.75%,
 4/15/12 .............................................        70         69,038

Station Casinos, Inc. 6.875%, 3/1/16 .................        75         76,406

Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp. 6.625%, 12/1/14 ........................       105        100,931
                                                                     ----------
                                                                      1,064,238
                                                                     ----------

COAL & CONSUMABLE FUELS--0.5%
Arch Western Finance LLC 6.75%, 7/1/13 ...............       150        153,750

Peabody Energy Corp. Series B 6.875%,
3/15/13 ..............................................       165        173,250
                                                                     ----------
                                                                        327,000
                                                                     ----------
COMMERCIAL PRINTING--0.7%
Cenveo Corp. 7.875%, 12/1/13 .........................       190        184,300

Donnelley (R.R.) & Sons Co. 144A 5.50%,
5/15/15(b) ...........................................       275        272,358
                                                                     ----------
                                                                        456,658
                                                                     ----------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.1%
Trinity Industries, Inc. 6.50%, 3/15/14 ..............        60         59,400

CONSUMER FINANCE--1.8%
American General Finance Corp. 4%,
3/15/11 ..............................................       450        427,312

General Electric Capital Corp. 4.875%,
3/4/15 ...............................................       380        378,468

General Motors Acceptance Corp. 6.75%,
12/1/14 ..............................................       170        148,114

General Motors Acceptance Corp. 8%,
11/1/31 ..............................................        50         43,768

Residential Capital Corp. 144A 6.375%,
6/30/10(b) ...........................................       235        238,074
                                                                     ----------
                                                                      1,235,736
                                                                     ----------

DATA PROCESSING & OUTSOURCED SERVICES--0.2%
SunGard Data Systems, Inc. 4.875%,
1/15/14 ..............................................       115        101,487

DIVERSIFIED BANKS--0.9%
HSBC Bank USA 5.875%, 11/1/34(f) .....................       370        379,657
Wachovia Corp. 4.875%, 2/15/14(f) ....................       240        237,149
                                                                     ----------
                                                                        616,806
                                                                     ----------

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
DIVERSIFIED CHEMICALS--0.6%
Du Pont (E.I.) de Nemours & Co. 4.125%,
4/30/10 ..............................................    $  250     $  244,847
Eastman Chemical Co. 7.25%, 1/15/24 ..................       150        168,473
                                                                     ----------
                                                                        413,320
                                                                     ----------

ELECTRIC UTILITIES--1.4%
Carolina Power & Light Co. 5.70%, 4/1/35 .............       125        126,449
FirstEnergy Corp. Series B 6.45%, 11/15/11(f) ........       360        383,800
Reliant Energy, Inc. 9.25%, 7/15/10 ..................       100        109,000
Reliant Energy, Inc. 9.50%, 7/15/13 ..................        95        105,450

Southern California Edison Co. 05-B 5.55%,
1/15/36 ..............................................        75         75,004

Texas Genco LLC/Texas Genco Financing
Corp. 144A 6.875%, 12/15/14(b) .......................       145        148,263
                                                                     ----------
                                                                        947,966
                                                                     ----------
FOOD RETAIL--0.4%
Ahold Lease USA, Inc. A-2 8.62%,
1/2/25(e) ............................................       140        156,887

Stater Bros. Holdings, Inc. 7.37%,
6/15/10(e) ...........................................       105        103,950
                                                                     ----------
                                                                        260,837
                                                                     ----------
HEALTH CARE DISTRIBUTORS--0.6%
AmerisourceBergen Corp. 144A 5.875%,
9/15/15(b) ...........................................       100         99,250

Owens & Minor, Inc. 8.50%, 7/15/11 ...................       300        320,250
                                                                     ----------
                                                                        419,500
                                                                     ----------

HEALTH CARE FACILITIES--0.5%
HCA, Inc. 5.75%, 3/15/14(f) ..........................       290        277,870
HCA, Inc. 6.375%, 1/15/15 ............................        45         44,746
                                                                     ----------
                                                                        322,616
                                                                     ----------
HEALTH CARE SERVICES--1.6%
Fresenius Medical Capital Trust II 7.875%,
2/1/08 ...............................................       335        349,237

Omnicare, Inc. Series B 8.125%, 3/15/11(f) ...........       580        609,000
US Oncology, Inc. 10.75%, 8/15/14 ....................       125        140,625
                                                                     ----------
                                                                      1,098,862
                                                                     ----------

HOMEBUILDING--1.9%
Horton (D.R.), Inc. 7.50%, 12/1/07 ...................       234        246,061
Horton (D.R.), Inc. 5.625%, 9/15/14(f) ...............       395        382,644

K Hovnanian Enterprises, Inc. 6.25%,
1/15/15 ..............................................       415        391,255

Toll Corp. 8.25%, 12/1/11 ............................       290        308,850
                                                                     ----------
                                                                      1,328,810
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
HOTELS, RESORTS & CRUISE LINES--0.7%
Hilton Hotels Corp. 7.625%, 12/1/12(f) ...............    $  149     $  167,942
La Quinta Properties, Inc. 7%, 8/15/12 ...............       135        139,388

Royal Caribbean Cruises Ltd. 8.75%,
2/2/11 ...............................................       130        146,575

Royal Caribbean Cruises Ltd. 7.25%,
3/15/18 ..............................................        22         23,430
                                                                     ----------
                                                                        477,335
                                                                     ----------
HYPERMARKETS & SUPER CENTERS--0.2%
Wal-Mart Stores, Inc. 5.25%, 9/1/35 ..................       175        169,354

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
NRG Energy, Inc. 8%, 12/15/13 ........................        95        101,650
TXU Corp. Series P 5.55%, 11/15/14 ...................       100         95,433
                                                                     ----------
                                                                        197,083
                                                                     ----------

INDUSTRIAL MACHINERY--0.2%
Gardner Denver, Inc. 144A 8%, 5/1/13(b) ..............       100        104,625
Valmont Industries, Inc. 6.875%, 5/1/14 ..............        15         15,375
                                                                     ----------
                                                                        120,000
                                                                     ----------
INSURANCE BROKERS--0.5%
Marsh & McLennan Cos., Inc. 5.75%,
9/15/15 ..............................................       345        341,391

INTEGRATED OIL & GAS--0.5%
ConocoPhillips 5.90%, 10/15/32 .......................       335        362,680

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
Cincinnati Bell, Inc. 7.25%, 7/15/13 .................       175        186,812
Qwest Corp. 8.875%, 3/15/12 ..........................       185        203,038

Verizon Global Funding Corp. 7.75%,
12/1/30 ..............................................       230        280,204

Verizon Global Funding Corp. 5.85%,
9/15/35 ..............................................       210        206,524
                                                                     ----------
                                                                        876,578
                                                                     ----------
INVESTMENT BANKING & BROKERAGE--0.5%
Goldman Sachs Group, Inc. (The) 5.25%,
10/15/13 .............................................       175        176,580

Merrill Lynch & Co. 4.25%, 2/8/10 ....................       180        175,968
                                                                     ----------
                                                                        352,548
                                                                     ----------

LIFE & HEALTH INSURANCE--1.1%
MetLife, Inc. 5.70%, 6/15/35(f) ......................       275        273,372

Protective Life Secured Trust 3.66%,
1/14/08(e) ...........................................       180        180,173

Protective Life Secured Trust 4%, 4/1/11 .............       300        288,396
                                                                     ----------
                                                                        741,941
                                                                     ----------


                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
MANAGED HEALTH CARE--0.5%
Coventry Health Care, Inc. 6.125%,
1/15/15 ..............................................    $  135     $  139,050

UnitedHealth Group, Inc. 3.30%, 1/30/08 ..............       190        184,643
                                                                     ----------
                                                                        323,693
                                                                     ----------
METAL & GLASS CONTAINERS--0.8%
AEP Industries, Inc. 7.875%,
3/15/13 ..............................................       135        134,663

Ball Corp. 6.875%, 12/15/12 ..........................       105        107,625

Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09 ......................................       298        314,390
                                                                     ----------
                                                                        556,678
                                                                     ----------
MOVIES & ENTERTAINMENT--0.5%
News America, Inc. 6.20%, 12/15/34 ...................       180        180,272
Time Warner, Inc. 9.125%, 1/15/13(f) .................       150        183,157
                                                                     ----------
                                                                        363,429
                                                                     ----------

MULTI-LINE INSURANCE--0.5%
Loews Corp. 6%, 2/1/35(f) ............................       380        361,397

MULTI-UTILITIES & UNREGULATED POWER--0.2%
NiSource Finance Corp. 5.25%, 9/15/17 ................       155        151,502

OIL & GAS DRILLING--0.2%
Pride International, Inc. 7.375%, 7/15/14 ............       110        120,038

OIL & GAS EQUIPMENT & SERVICES--0.3%
Gulfmark Offshore, Inc. 7.75%, 7/15/14 ...............       155        165,463
Offshore Logistic, Inc. 6.125%, 6/15/13 ..............        70         69,300
                                                                     ----------
                                                                        234,763
                                                                     ----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
Chesapeake Energy Corp. 6.25%, 1/15/18 ...............       175        172,375
Newfield Exploration Co. 8.375%, 8/15/12 .............       130        141,050

Pioneer Natural Resources Co. 5.875%,
7/15/16 ..............................................       220        216,448
                                                                     ----------
                                                                        529,873
                                                                     ----------
OIL & GAS STORAGE & TRANSPORTATION--0.6%
El Paso Production Holding Co. 7.75%,
6/1/13 ...............................................        70         73,500

Ferrellgas Escrow LLC/ Ferrellgas Finance
Escrow Corp. 6.75%, 5/1/14 ...........................       115        110,400

Holly Energy Partners LP 144A 6.25%,
3/1/15(b) ............................................       105        104,475

Kinder Morgan Energy Partners LP 7.30%,
8/15/33(f) ...........................................       130        150,765
                                                                     ----------
                                                                        439,140
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
American Real Estate Partners LP/American
Real Estate Finance Corp. 144A 7.125%,
2/15/13(b) ...........................................    $  185     $  185,925

Citigroup, Inc. 5%, 9/15/14 ..........................       230        228,758
                                                                     ----------
                                                                        414,683
                                                                     ----------

PACKAGED FOODS & MEATS--1.2%
B&G Foods, Inc. 8%, 10/1/11 ..........................       100        101,750
Dean Foods Co. 8.15%, 8/1/07 .........................       443        464,043
Kraft Foods, Inc. 5.625%, 11/1/11 ....................       235        242,806
                                                                     ----------
                                                                        808,599
                                                                     ----------
PAPER PRODUCTS--0.7%
Bowater, Inc. 9%, 8/1/09(f) ..........................       435        461,100

PHARMACEUTICALS--0.3%
Wyeth 5.50%, 3/15/13 .................................       225        230,751

PROPERTY & CASUALTY INSURANCE--0.6%
Fund American Cos., Inc. 5.875%,
5/15/13(f) ...........................................       430        430,076

PUBLISHING & PRINTING--0.4%
Knight-Ridder, Inc. 5.75%, 9/1/17 ....................       115        113,720
News America, Inc. 5.30%, 12/15/14 ...................       165        164,646
                                                                     ----------
                                                                        278,366
                                                                     ----------
REGIONAL BANKS--0.6%
Colonial Bank 9.375%, 6/1/11 .........................       338        398,689

REITS--0.9%
Archstone-Smith Trust 7.90%, 2/15/16 .................       191        218,921
Camden Property Trust 5%, 6/15/15 ....................        90         87,039

Host Marriott LP Series O 6.375%,
3/15/15 ..............................................       105        102,375

iStar Financial, Inc. Series B 5.125%,
4/1/11 ...............................................       185        182,436
                                                                     ----------
                                                                        590,771
                                                                     ----------

RESTAURANTS--0.1%
El Pollo Loco, Inc. 9.25%, 12/15/09 ..................        65         70,850

SPECIALIZED CONSUMER SERVICES--0.2%
Service Corporation International 6.75%,
4/1/16 ...............................................       110        111,100

STEEL--0.1%
Chaparral Steel Co. 144A 10%, 7/15/13(b) .............        95        100,700

TOBACCO--0.2%
Reynolds (R.J.) Tobacco Holdings, Inc.
144A 6.50%, 7/15/10(b) ...............................        80         80,200

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
TOBACCO--CONTINUED
Reynolds (R.J.) Tobacco Holdings, Inc.
144A 7.30%, 7/15/15(b) ...............................    $   80    $    82,200
                                                                    -----------
                                                                        162,400
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
Nextel Communications, Inc. Series E
6.875%, 10/31/13 .....................................       165        175,140

Sprint Capital Corp. 8.75%, 3/15/32 ..................       300        402,278
                                                                    -----------
                                                                        577,418
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $24,308,600)                                        24,408,861
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $65,540,623)                                        65,480,278
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--17.8%
FEDERAL AGENCY SECURITIES--17.8%
FHLB 3.15%, 10/3/05 ..............................        12,200     12,200,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $12,197,865)                                        12,200,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--113.6%
(IDENTIFIED COST $77,738,488)                                        77,680,278(a)

Other assets and liabilities, net--(13.6)%                           (9,309,299)
                                                                    -----------
NET ASSETS--100.0%                                                  $68,370,979
                                                                    ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $518,947 and gross depreciation of $637,497 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $77,798,828.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to a value of $3,258,147 or 4.8% of net assets.
(c) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) All or a portion segregated as collateral for when-issued securities.
(g) When-issued security.
(h) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $77,738,488)                                   $77,680,278
Cash                                                                    52,363
Receivables
   Investment securities sold                                          962,346
   Interest                                                            602,958
   Fund shares sold                                                     39,994
Prepaid expenses                                                        25,492
                                                                   -----------
     Total assets                                                   79,363,431
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                  10,790,839
   Fund shares repurchased                                              92,687
   Investment advisory fee                                              23,812
   Transfer agent fee                                                   17,627
   Distribution and service fees                                        13,478
   Financial agent fee                                                   5,839
   Trustees' fee                                                         1,464
Accrued expenses                                                        46,706
                                                                   -----------
     Total liabilities                                              10,992,452
                                                                   -----------
NET ASSETS                                                         $68,370,979
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $67,553,232
Undistributed net investment income                                     19,998
Accumulated net realized gain                                          855,959
Net unrealized depreciation                                            (58,210)
                                                                   -----------
NET ASSETS                                                         $68,370,979
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $30,125,954)                  2,853,657
Net asset value per share                                               $10.56

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $29,500,731)                  2,819,473
Net asset value per share                                               $10.46
Offering price per share $10.46/(1-4.75%)                               $10.98

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $6,705,845)                     652,614
Net asset value and offering price per share                            $10.28

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $2,038,449)                     197,993
Net asset value and offering price per share                            $10.30


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Interest                                                        $3,271,969
                                                                ----------
     Total investment income                                     3,271,969
                                                                ----------
EXPENSES
Investment advisory fee                                            376,469
Service fees, Class A                                               72,198
Distribution and service fees, Class B                              71,707
Distribution and service fees, Class C                              28,776
Financial agent fee                                                 75,460
Transfer agent                                                      93,377
Registration                                                        44,987
Professional                                                        40,366
Trustees                                                            32,476
Custodian                                                           27,493
Printing                                                            16,947
Miscellaneous                                                       34,947
                                                                ----------
     Total expenses                                                915,203
     Less expenses reimbursed by investment adviser                (69,688)
     Custodian fees paid indirectly                                   (214)
                                                                ----------
     Net expenses                                                  845,301
                                                                ----------
NET INVESTMENT INCOME                                            2,426,668
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                   892,463
Net change in unrealized appreciation (depreciation)
   on investments                                               (1,644,878)
                                                                ----------
NET LOSS ON INVESTMENTS                                           (752,415)
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,674,253
                                                                ==========

                        See Notes to Financial Statements

Phoenix Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                   SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                                   ------------------  ------------------
FROM OPERATIONS
   Net investment income (loss)                                                         $  2,426,668    $  2,619,169
   Net realized gain (loss)                                                                  892,463         707,999
   Net change in unrealized appreciation (depreciation)                                   (1,644,878)        (42,179)
                                                                                        ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             1,674,253       3,284,989
                                                                                        ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                         (1,255,458)     (1,620,719)
   Net investment income, Class A                                                           (908,570)     (1,010,005)
   Net investment income, Class B                                                           (172,422)       (289,090)
   Net investment income, Class C                                                            (70,220)       (131,208)
   Net realized short-term gains, Class X                                                    (23,407)       (252,338)
   Net realized short-term gains, Class A                                                    (20,883)       (167,247)
   Net realized short-term gains, Class B                                                     (5,041)        (57,571)
   Net realized short-term gains, Class C                                                     (1,731)        (27,108)
   Net realized long-term gains, Class X                                                    (199,697)             --
   Net realized long-term gains, Class A                                                    (138,063)             --
   Net realized long-term gains, Class B                                                     (37,483)             --
   Net realized long-term gains, Class C                                                     (17,018)             --
                                                                                        ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (2,849,993)     (3,555,286)
                                                                                        ------------    ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (314,375 and 1,059,886 shares, respectively)              3,357,093      11,303,257
   Net asset value of shares issued from reinvestment of distributions
     (125,855 and 156,652 shares, respectively)                                            1,341,497       1,673,558
   Cost of shares repurchased (1,265,755 and 874,764 shares, respectively)               (13,466,739)     (9,365,661)
                                                                                        ------------    ------------
Total                                                                                     (8,768,149)      3,611,154
                                                                                        ------------    ------------
CLASS A
   Proceeds from sales of shares (786,273 and 1,352,113 shares, respectively)              8,304,323      14,336,728
   Net asset value of shares issued from reinvestment of distributions
     (92,974 and 96,898 shares, respectively)                                                981,817       1,025,910
   Cost of shares repurchased (868,173 and 631,018 shares, respectively)                  (9,212,953)     (6,682,881)
                                                                                        ------------    ------------
Total                                                                                         73,187       8,679,757
                                                                                        ------------    ------------
CLASS B
   Proceeds from sales of shares (97,249 and 50,502 shares, respectively)                  1,013,515         527,424
   Net asset value of shares issued from reinvestment of distributions
     (14,754 and 22,472 shares, respectively)                                                152,997         234,221
   Cost of shares repurchased (165,640 and 339,531 shares, respectively)                  (1,720,311)     (3,535,857)
                                                                                        ------------    ------------
Total                                                                                       (553,799)     (2,774,212)
                                                                                        ------------    ------------
CLASS C
   Proceeds from sales of shares (4,759 and 51,807 shares, respectively)                      49,556         537,161
   Net asset value of shares issued from reinvestment of distributions
     (6,499 and 11,699 shares, respectively)                                                  67,598         122,066
   Cost of shares repurchased (179,275 and 149,275 shares, respectively)                  (1,866,267)     (1,562,404)
                                                                                        ------------    ------------
Total                                                                                     (1,749,113)       (903,177)
                                                                                        ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             (10,997,874)      8,613,522
                                                                                        ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 (12,173,614)      8,343,225

NET ASSETS
   Beginning of period                                                                    80,544,593      72,201,368
                                                                                        ------------    ------------

END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
   OF $19,998 AND $0, RESPECTIVELY]                                                     $ 68,370,979    $ 80,544,593
                                                                                        ============    ============

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                        FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                       CLASS X
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003         2002(4)    2001
Net asset value, beginning of period                          $10.73        $10.78       $10.39       $10.44     $10.16
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.37          0.40         0.41         0.48       0.70
   Net realized and unrealized gain (loss)                     (0.11)         0.08         0.46         0.12       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.26          0.48         0.87         0.60       0.96
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.37)        (0.46)       (0.42)       (0.49)     (0.68)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.43)        (0.53)       (0.48)       (0.65)     (0.68)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.17)        (0.05)        0.39        (0.05)      0.28
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                 10.56        $10.73       $10.78       $10.39     $10.44
                                                              ======        ======       ======       ======     ======
Total return                                                    2.44%         4.54%        8.57%        5.94%      9.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $30,126       $39,476      $35,966      $48,606    $48,448

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       0.89%         0.80%        0.86%        0.83%(3)   0.85%(3)
   Gross operating expenses                                     0.89%         0.80%        0.86%        0.83%      0.85%
   Net investment income                                        3.45%         3.72%        3.93%        4.75%      6.79%
Portfolio turnover                                               221%          136%         244%         410%       170%

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003         2002(4)    2001
Net asset value, beginning of period                          $10.63        $10.68       $10.29       $10.37     $10.11
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.34          0.36         0.38         0.44       0.67
   Net realized and unrealized gain (loss)                     (0.11)         0.08         0.45         0.11       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.23          0.44        0.83          0.55       0.93
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.34)        (0.42)       (0.38)       (0.47)     (0.67)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)      --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.40)        (0.49)       (0.44)       (0.63)     (0.67)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.17)        (0.05)        0.39        (0.08)      0.26
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.46        $10.63       $10.68       $10.29     $10.37
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 2.14%         4.33%        8.28%        5.50%      9.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $29,501       $29,864      $21,263      $21,127    $15,376
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.15%         1.11%        1.15%        1.15%      1.16%(3)
   Gross operating expenses                                     1.19%         1.11%        1.21%        1.22%      1.27%
   Net investment income                                        3.20%         3.37%        3.65%        4.38%      6.42%
Portfolio turnover                                               221%          136%         244%         410%       170%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2002 and 2001 for Class X and the period ended September 30, 2001 for Class A, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.80% to 4.75% and from 4.44% to 4.38% for Class X and Class A, respectively; to decrease net investment income (loss) per share from 0.49 to 0.48 per share and from 0.45 to 0.44 per share for Class X and Class A, respectively; and, to increase net realized and unrealized gain (loss) from 0.11 to 0.12 per share and from
    0.10 to 0.11 per share for Class X and Class A, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                        FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003          2002(4)   2001
Net asset value, beginning of period                          $10.44        $10.50       $10.13       $10.25     $10.04
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.25          0.28         0.30         0.36       0.57
   Net realized and unrealized gain (loss)                     (0.09)         0.08         0.44         0.11       0.28
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.16          0.36         0.74         0.47       0.85
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.26)        (0.35)       (0.31)       (0.43)     (0.64)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.32)        (0.42)       (0.37)       (0.59)     (0.64)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.16)        (0.06)        0.37        (0.12)      0.21
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.28        $10.44       $10.50       $10.13     $10.25
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 1.36%         3.54%        7.43%        4.83%      8.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $6,706        $7,375      $10,218      $10,093     $7,713
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.90%         1.90%        1.90%        1.90%      1.91%(3)
   Gross operating expenses                                     2.30%         2.07%        2.10%        2.16%      2.35%
   Net investment income                                        2.45%         2.69%        2.91%        3.63%      5.64%
Portfolio turnover                                               221%          136%         244%         410%       170%

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003          2002(4)   2001
Net asset value, beginning of period                          $10.46        $10.52       $10.15       $10.26     $10.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.25          0.28         0.30         0.36       0.58
   Net realized and unrealized gain (loss)                     (0.09)         0.08         0.44         0.12       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.16          0.36         0.74         0.48       0.84
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.26)        (0.35)       (0.31)       (0.43)     (0.64)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.32)        (0.42)       (0.37)       (0.59)     (0.64)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.16)        (0.06)        0.37        (0.11)      0.20
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.30        $10.46       $10.52       $10.15     $10.26
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 1.35%         3.53%        7.42%        4.83%      8.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $2,038        $3,829       $4,754       $5,052     $3,842
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.90%         1.90%        1.90%        1.90%      1.91% (3)
   Gross operating expenses                                     2.90%         2.37%        2.41%        2.50%      2.78%
   Net investment income                                        2.44%         2.64%        2.91%        3.63%      5.69%
Portfolio turnover                                               221%          136%         244%         410%       170%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if the expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 3.69% to 3.63% for Class B and Class C; to decrease net investment income (loss) per share from 0.37 to
    0.36 per share for Class B and Class C; and, to increase net realized and unrealized gain (loss) from 0.10 to 0.11 per share and from 0.11 to 0.12 per share for Class B and Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX EARNINGS DRIVEN GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the year ended September 30, 2005, the Fund's Class X shares returned 13.62%, Class A shares returned 13.29%, Class B shares returned 12.54% and Class C shares returned 12.54%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.24%, and the Russell Midcap(R) Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 23.47%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Market conditions for equities were positive, and mid-cap stocks outpaced their larger counterparts. The overall U.S. economy and the consumer drove positive returns for the equity markets. GDP (gross domestic product) grew at a 3.3% annual rate in the fourth quarter of 2004, and at 3.8% and 3.3% in the first two quarters of calendar year 2005, respectively. Corporate profits were strong: at June 30, 2005, corporate profits tallied $1.367 trillion, 67% over the level at year-end 2000.

      Inflation statistics were relatively benign, and the core Consumer Price Index (CPI) rate increased approximately 2% during the period. However, interest rates continued to rise as the Federal Reserve raised the federal funds rate 11 consecutive times between June 2004 and September 2005. By third quarter 2005, gas prices, hurricanes, and prolonged conflicts overseas put a damper on consumer confidence. We began taking profits in cyclical and consumer discretionary sectors, and we continue to anticipate muted consumer demand throughout the rest of 2005. The energy sector accounted for approximately 46% of the broad market return as measured by the S&P 500 Index. We had minimal exposure to this sector, which significantly hurt performance. However, we believe the energy sector does offer long-term opportunities, and we will add fundamentally sound companies when valuations correct.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: Within the Russell Midcap Growth Index, the energy sector rose 57.4% during the period and was the strongest component to the style index's return. We were significantly underweighted in energy during the fourth quarter 2004, and in early 2005 exited the sector entirely, due to concerns about overblown demand expectations, speculative commodity prices and lofty valuations. This was the single biggest detractor from the portfolio's relative performance. We overweighted information technology, which performed well during the period, but our stock selection slightly lagged the market. Three of our top 10 contributors were information tech stocks: Global Payments, Jabil Circuit and Verisign. We sold the latter in the third quarter on weakening trends in its content division. Network Appliance detracted from performance, however, we believe the longer-term fundamentals of this company are good and we continue to hold the stock.

      The financial sector contributed substantially to the style index's return, however, we were underweight due to our view on rising interest rates. This sector was our third largest detractor from performance. While our holding in Chicago Mercantile Exchange contributed positively, that contribution was mitigated by the disappointing performance by Investors Financial Holdings, which we sold at the end of the second quarter. The portfolio enjoyed returns from consumer discretionary stocks Coach, Chico's FAS and Station Casinos. We took profits on all of these positions due to our concern about consumer confidence in the fourth quarter and beyond. We are optimistic about health care (including biotech), which boosted return, and continue to like health management companies. PacifiCare, which is merging with United Health Care, was our top contributor in that sector.

                                                                    OCTOBER 2005



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Earnings Driven Growth Fund
--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                        PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------

                                                                                            INCEPTION       INCEPTION
                                                                    1 YEAR       5 YEARS    TO 9/30/05        DATE
                                                                    ------       -------    ----------      ---------
        Class X Shares at NAV 2                                      13.62%       (9.40)%       9.99%         3/8/96

        Class A Shares at NAV 2                                      13.29        (9.63)        9.64          3/8/96
        Class A Shares at POP 3                                       6.77       (10.70)        8.96          3/8/96

        Class B Shares at NAV 2                                      12.54       (10.31)        1.99          7/1/98
        Class B Shares with CDSC 4                                    8.54       (10.31)        1.99          7/1/98

        Class C Shares at NAV 2                                      12.54       (10.30)        2.00          7/1/98
        Class C Shares with CDSC 4                                   12.54       (10.30)        2.00          7/1/98

        S&P 500(R) Index                                             12.24        (1.49)      Note 5          Note 5

        Russell Midcap(R) Growth Index                               23.47        (4.50)      Note 6          Note 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 8.93% FOR CLASS X AND CLASS A (SINCE 3/8/96) AND 2.49% FOR CLASS B AND CLASS C (SINCE 7/1/98).
6 INDEX PERFORMANCE IS 8.90% FOR CLASS X AND CLASS A (SINCE 3/8/96) AND 5.21% FOR CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

         Phoenix Earnings Driven   Phoenix Earnings Driven      Russell Midcap(R)      S&P 500(R)
            Growth Fund Class X       Growth Fund Class A        Growth Index             Index
         -----------------------   -----------------------      ----------------      ----------
03/08/1996     $10,000                   $ 9,425                     $10,000           $10,000
09/30/1996      14,970                    14,072                      11,010            10,992
09/30/1997      16,676                    15,654                      14,274            15,462
09/30/1998      15,972                    14,912                      12,937            16,876
09/30/1999      21,246                    19,724                      17,748            21,556
09/29/2000      40,751                    37,733                      28,463            24,438
09/28/2001      22,720                    20,970                      13,728            17,929
09/30/2002      18,104                    16,670                      11,601            14,257
09/30/2003      21,534                    19,786                      16,112            17,739
09/30/2004      21,896                    20,072                      18,316            20,199
09/30/2005      24,877                    22,739                      22,615            22,672

For information regarding indexes, see the glossary on page 3.

Phoenix Earnings Driven Growth Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Earnings Driven Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

   Earnings Driven             Beginning           Ending          Expenses Paid
     Growth Fund             Account Value      Account Value         During
      Class X               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,012.40            $5.79
Hypothetical (5% return
  before expenses)              1,000.00           1,019.24             5.83

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.62%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,136.20.

  Earnings Driven              Beginning           Ending          Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class A               March 31, 2005    September 30, 2005      Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,010.90            $7.06
Hypothetical (5% return
  before expenses)              1,000.00           1,017.96             7.11

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.29%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,132.90.

  Earnings Driven              Beginning           Ending          Expenses Paid
    Growth Fund              Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------    ---------------   ------------------    -------------
Actual                         $1,000.00          $1,007.70           $10.81
Hypothetical (5% return
  before expenses)              1,000.00           1,014.16            10.91

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.54%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,125.40.

  Earnings Driven             Beginning           Ending           Expenses Paid
    Growth Fund             Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------    ---------------   ------------------    -------------
Actual                        $1,000.00          $1,007.70           $10.83
Hypothetical (5% return
  before expenses)             1,000.00           1,014.14            10.92

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.54%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,125.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Earnings Driven Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(D)
--------------------------------------------------------------------------------

 1. Xilinx, Inc.                               2.8%
 2. Genzyme Corp.                              2.2%
 3. Urban Outfitters, Inc.                     2.2%
 4. Comverse Technology, Inc.                  2.2%
 5. Legg Mason, Inc.                           2.2%

 6. Univision Communications, Inc. Class A     2.1%
 7. Fisher Scientific
    International, Inc.                        2.1%
 8. PacifiCare Health Systems                  2.1%
 9. Network Appliance, Inc.                    2.0%
10. Nextel Partners, Inc. Class A              2.0%

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     9/30/05
--------------------------------------------------------------------------------
As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
Information Technology           30%
Health Care                      20
Consumer Discretionary           20
Industrials                      12
Financials                        5
Materials                         5
Consumer Staples                  5
Other                             3

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005

                                                          SHARES        VALUE
                                                          ------     ----------
DOMESTIC COMMON STOCKS--97.7%

AEROSPACE & DEFENSE--1.7%
Goodrich Corp. .......................................    23,130     $1,025,584

APPAREL RETAIL--2.2%
Urban Outfitters, Inc.(b) ............................    44,680      1,313,592

APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
Coach, Inc.(b) .......................................    38,040      1,192,934

APPLICATION SOFTWARE--3.3%
Mercury Interactive Corp.(b) .........................    20,790        823,284
NAVTEQ Corp.(b) ......................................    22,520      1,124,874
                                                                     ----------
                                                                      1,948,158
                                                                     ----------
ASSET MANAGEMENT & CUSTODY BANKS--2.2%
Legg Mason, Inc. .....................................    11,830      1,297,633

AUTOMOTIVE RETAIL--1.5%
O'Reilly Automotive, Inc.(b) .........................    30,920        871,326

BIOTECHNOLOGY--3.9%
Genzyme Corp.(b) .....................................    18,430      1,320,325


                                                          SHARES        VALUE
                                                          ------     ----------
BIOTECHNOLOGY--CONTINUED
Protein Design Labs, Inc.(b) .........................    36,240     $1,014,720
                                                                     ----------
                                                                      2,335,045
                                                                     ----------
BROADCASTING & CABLE TV--3.8%
Scripps (E.W.) Co. (The) Class A .....................    20,260      1,012,392
Univision Communications, Inc. Class A(b) ............    46,910      1,244,522
                                                                     ----------
                                                                      2,256,914
                                                                     ----------
COMMUNICATIONS EQUIPMENT--3.7%
Avaya, Inc.(b) .......................................    90,450        931,635
Comverse Technology, Inc.(b) .........................    49,580      1,302,467
                                                                     ----------
                                                                      2,234,102
                                                                     ----------
COMPUTER STORAGE & PERIPHERALS--2.0%
Network Appliance, Inc.(b) ...........................    51,400      1,220,236

CONSTRUCTION MATERIALS--1.5%
Vulcan Materials Co. .................................    12,000        890,520
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.0%
Oshkosh Truck Corp. ..................................    27,450      1,184,742


                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                          SHARES        VALUE
                                                          ------     ----------
DATA PROCESSING & OUTSOURCED SERVICES--3.5%
Alliance Data Systems Corp.(b) .......................    30,800     $1,205,820
Global Payments, Inc. ................................    11,290        877,459
                                                                     ----------
                                                                      2,083,279
                                                                     ----------
DISTILLERS & VINTNERS--1.7%
Brown-Forman Corp. Class B ...........................    17,240      1,026,470

ELECTRICAL COMPONENTS & EQUIPMENT--1.7%
Ametek, Inc. .........................................    23,200        996,904

ELECTRONIC MANUFACTURING SERVICES--1.7%
Jabil Circuit, Inc.(b) ...............................    32,120        993,150

ENVIRONMENTAL SERVICES--1.5%
Stericycle, Inc.(b) ..................................    16,160        923,544

HEALTH CARE EQUIPMENT--4.0%
Fisher Scientific International, Inc.(b) .............    20,050      1,244,103
Kinetic Concepts, Inc.(b) ............................    20,060      1,139,408
                                                                     ----------
                                                                      2,383,511
                                                                     ----------
HEALTH CARE FACILITIES--1.6%
LifePoint Hospitals, Inc.(b) .........................    21,200        927,076

HEALTH CARE SERVICES--1.6%
Quest Diagnostics, Inc. ..............................    19,150        967,841

HEALTH CARE SUPPLIES--1.6%
Gen-Probe, Inc.(b) ...................................    18,900        934,605

HOME FURNISHINGS--1.3%
Leggett & Platt, Inc. ................................    37,780        763,156

HOMEFURNISHING RETAIL--3.5%
Bed Bath & Beyond, Inc.(b) ...........................    22,480        903,246
Williams-Sonoma, Inc.(b) .............................    31,400      1,204,190
                                                                     ----------
                                                                      2,107,436
                                                                     ----------
HOTELS, RESORTS & CRUISE LINES--1.5%
Starwood Hotels & Resorts Worldwide, Inc. ............    15,940        911,290

HOUSEHOLD PRODUCTS--1.5%
Church & Dwight Co., Inc. ............................    24,710        912,787

HOUSEWARES & SPECIALTIES--2.0%
Newell Rubbermaid, Inc. ..............................    51,960      1,176,894

HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
Monster Worldwide, Inc.(b) ...........................    29,840        916,386

INDUSTRIAL MACHINERY--3.4%
Eaton Corp. ..........................................    14,630        929,736
Harsco Corp. .........................................    16,280      1,067,480
                                                                     ----------
                                                                      1,997,216
                                                                     ----------

                                                          SHARES        VALUE
                                                          ------     ----------
IT CONSULTING & OTHER SERVICES--1.6%

Cognizant Technology Solutions Corp. Class A(b) ......    20,150     $  938,789

MANAGED HEALTH CARE--5.3%
Humana, Inc.(b) ......................................    20,730        992,552
PacifiCare Health Systems(b) .........................    15,520      1,238,186
Sierra Health Services, Inc.(b) ......................    13,690        942,830
                                                                     ----------
                                                                      3,173,568
                                                                     ----------
METAL & GLASS CONTAINERS--1.6%
Ball Corp. ...........................................    26,030        956,342

PACKAGED FOODS & MEATS--1.6%
McCormick & Co., Inc. ................................    28,370        925,713

PHARMACEUTICALS--2.0%
Sepracor, Inc.(b) ....................................    20,550      1,212,245

REGIONAL BANKS--3.0%
Marshall & Ilsley Corp. ..............................    21,490        935,030
Synovus Financial Corp. ..............................    30,560        847,123
                                                                     ----------
                                                                      1,782,153
                                                                     ----------

RESTAURANTS--2.0%
Darden Restaurants, Inc. .............................    39,310      1,193,845

SEMICONDUCTOR EQUIPMENT--1.6%
KLA-Tencor Corp. .....................................    19,390        945,456

SEMICONDUCTORS--9.8%
Advanced Micro Devices, Inc.(b) ......................    39,860      1,004,472
Analog Devices, Inc. .................................    31,530      1,171,024
Intersil Corp. Class A ...............................    49,250      1,072,665
Microchip Technology, Inc. ...........................    30,920        931,310
Xilinx, Inc. .........................................    60,450      1,683,533
                                                                     ----------
                                                                      5,863,004
                                                                     ----------
SPECIALTY CHEMICALS--2.0%
Rohm and Haas Co. ....................................    28,320      1,164,802

WIRELESS TELECOMMUNICATION SERVICES--3.8%
Nextel Partners, Inc. Class A(b) .....................    48,540      1,218,354
NII Holdings, Inc.(b) ................................    12,600      1,064,070
                                                                     ----------
                                                                      2,282,424
                                                                     ----------
-------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $53,485,745)                                        58,230,672
-------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund



                                                          SHARES        VALUE
                                                          ------     ----------
FOREIGN COMMON STOCKS(C)--3.1%

APPLICATION SOFTWARE--1.6%
Cognos, Inc. (United States)(b) ......................    25,250    $   982,983

ELECTRONIC MANUFACTURING SERVICES--1.5%
Flextronics International Ltd. (Singapore)(b) ........    68,200        876,370

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,819,438)                                          1,859,353
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $55,305,183)                                        60,090,025(a)

Other assets and liabilities, net--(0.8)%                              (456,243)
                                                                    -----------
NET ASSETS--100.0%                                                  $59,633,782
                                                                    ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,903,858 and gross depreciation of $1,119,016 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $55,305,183.
(b) Non-income producing.
(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $55,305,183)                                 $  60,090,025
Receivables
   Dividends                                                            22,601
   Fund shares sold                                                      5,384
Prepaid expenses                                                        24,413
                                                                 -------------
     Total assets                                                   60,142,423
                                                                 -------------
LIABILITIES
Cash overdraft                                                         210,744
Payables
   Fund shares repurchased                                             140,553
   Transfer agent fee                                                   45,230
   Professional fee                                                     33,472
   Investment advisory fee                                              28,007
   Distribution and service fees                                        26,122
   Financial agent fee                                                   5,653
   Trustees' fee                                                         1,464
Accrued expenses                                                        17,396
                                                                 -------------
     Total liabilities                                                 508,641
                                                                 -------------
NET ASSETS                                                         $59,633,782
                                                                 =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $ 121,246,602
Accumulated net realized loss                                      (66,397,662)
Net unrealized appreciation                                          4,784,842
                                                                 -------------
NET ASSETS                                                         $59,633,782
                                                                 =============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $11,916,641)                    693,199
Net asset value per share                                               $17.19

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $22,102,743)                  1,322,454
Net asset value per share                                               $16.71
Offering price per share $16.71/(1-5.75%)                               $17.73

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $14,402,215)                    916,940
Net asset value and offering price per share                            $15.71

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $11,212,183)                    713,880
Net asset value and offering price per share                            $15.71

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                       $   380,775
Interest                                                             14,953
                                                                -----------
     Total investment income                                        395,728
                                                                -----------
EXPENSES
Investment advisory fee                                             613,172
Service fees, Class A                                                77,754
Distribution and service fees, Class B                              170,229
Distribution and service fees, Class C                              155,669
Financial agent fee                                                  76,495
Transfer agent                                                      237,304
Registration                                                         47,656
Printing                                                             43,775
Trustees                                                             39,156
Professional                                                         36,865
Custodian                                                            11,303
Miscellaneous                                                        27,982
                                                                -----------
     Total expenses                                               1,537,360
     Less expenses reimbursed by investment adviser                (252,272)
                                                                -----------
     Net expenses                                                 1,285,088
                                                                -----------
NET INVESTMENT LOSS                                                (889,360)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                 12,229,907
Net change in unrealized appreciation (depreciation)
   on investments                                                  (321,791)
                                                                -----------
NET GAIN ON INVESTMENTS                                          11,908,116
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,018,756
                                                                ===========

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                  SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                                  ------------------  ------------------
FROM OPERATIONS
   Net investment income (loss)                                                       $   (889,360)     $ (1,437,068)
   Net realized gain (loss)                                                             12,229,907         4,100,834
   Net change in unrealized appreciation (depreciation)                                   (321,791)          611,661
                                                                                      ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          11,018,756         3,275,427
                                                                                      ------------      ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (115,707 and 418,890 shares, respectively)              1,948,348         6,763,471
   Cost of shares repurchased (321,766 and 729,650 shares, respectively)                (5,278,625)      (11,616,620)
                                                                                      ------------      ------------
Total                                                                                   (3,330,277)       (4,853,149)
                                                                                      ------------      ------------
CLASS A
   Proceeds from sales of shares (212,154 and 638,034 shares, respectively)              3,442,035         9,966,592
   Cost of shares repurchased (1,606,425 and 2,278,645 shares, respectively)           (26,216,277)      (35,315,811)
                                                                                      ------------      ------------
Total                                                                                  (22,774,242)      (25,349,219)
                                                                                      ------------      ------------
CLASS B
   Proceeds from sales of shares (36,719 and 113,481 shares, respectively)                 558,969         1,682,816
   Cost of shares repurchased (452,785 and 522,593 shares, respectively)                (6,963,875)       (7,548,596)
                                                                                      ------------      ------------
Total                                                                                   (6,404,906)       (5,865,780)
                                                                                      ------------      ------------
CLASS C
   Proceeds from sales of shares (15,757 and 176,158 shares, respectively)                 242,644         2,642,935
   Cost of shares repurchased (864,860 and 927,935 shares, respectively)               (13,217,943)      (13,409,828)
                                                                                      ------------      ------------
Total                                                                                  (12,975,299)      (10,766,893)
                                                                                      ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (45,484,724)      (46,835,041)
                                                                                      ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (34,465,968)      (43,559,614)

NET ASSETS
   Beginning of period                                                                  94,099,750       137,659,364
                                                                                      ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
      AND $0, RESPECTIVELY]                                                           $ 59,633,782      $ 94,099,750
                                                                                      ============      ============

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                  FINANCIAL HIGHLIGHTS
                        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS X
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $15.13        $14.88       $12.51       $15.70     $31.18
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.11)        (0.09)       (0.11)       (0.13)     (0.14)
   Net realized and unrealized gain (loss)                     2.17          0.34         2.48        (3.06)    (12.91)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          2.06          0.25         2.37        (3.19)    (13.05)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      2.06          0.25         2.37        (3.19)    (15.48)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.19        $15.13       $14.88       $12.51     $15.70
                                                            =======       =======      =======      =======    =======
Total return                                                  13.62 %        1.68 %      18.94 %     (20.32)%   (44.25)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $11,917       $13,606      $18,005      $11,219    $14,198

RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses                                      1.15 %        1.13 %       1.15 %       1.15 %     1.15 %
   Gross operating expenses                                    1.36 %        1.13 %       1.24 %       1.24 %     1.22 %
   Net investment income (loss)                               (0.64)%       (0.57)%      (0.77)%      (0.75)%    (0.61)%

Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------

                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $14.75        $14.54       $12.25       $15.41     $30.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.14)        (0.13)       (0.13)       (0.16)     (0.19)
   Net realized and unrealized gain (loss)                     2.10          0.34         2.42        (3.00)    (12.72)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          1.96          0.21         2.29        (3.16)    (12.91)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.96          0.21         2.29        (3.16)    (15.34)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $16.71        $14.75       $14.54       $12.25     $15.41
                                                            =======       =======      =======      =======    =======
Total return(2)                                               13.29%         1.44 %      18.69 %     (20.51)%   (44.42)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $22,103       $40,058      $63,365      $66,384    $66,411

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      1.40 %        1.40 %       1.40 %       1.40 %     1.40 %
   Gross operating expenses                                    1.75 %        1.51 %       1.55 %       1.46 %     1.40 %
   Net investment income (loss)                               (0.88)%       (0.85)%      (1.01)%      (0.99)%    (0.86)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                 FINANCIAL HIGHLIGHTS
                        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                             ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $13.96        $13.87       $11.78       $14.93     $30.09
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.25)        (0.23)       (0.23)       (0.28)     (0.34)
   Net realized and unrealized gain (loss)                     2.00          0.32         2.32        (2.87)    (12.39)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          1.75          0.09         2.09        (3.15)    (12.73)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
TOTAL DISTRIBUTIONS                                              --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.75          0.09         2.09        (3.15)    (15.16)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $15.71        $13.96       $13.87       $11.78     $14.93
                                                            =======       =======      =======      =======    =======
Total return(2)                                               12.54 %        0.65 %      17.74 %     (21.10)%   (44.83)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $14,402       $18,612      $24,172      $22,577    $23,519

RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses                                      2.15 %        2.15 %       2.15 %       2.15 %     2.15 %
   Gross operating expenses                                    2.54 %        2.36 %       2.46 %       2.43 %     2.34 %
   Net investment income (loss)                               (1.63)%       (1.59)%      (1.76)%      (1.74)%    (1.61)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

                                                                                       CLASS C
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $13.96        $13.88       $11.78       $14.93     $30.08
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.25)        (0.23)       (0.22)       (0.28)     (0.34)
   Net realized and unrealized gain (loss)                     2.00          0.31         2.32        (2.87)    (12.38)
                                                            -------       -------      -------      -------    -------
TOTAL FROM INVESTMENT OPERATIONS                               1.75          0.08         2.10        (3.15)    (12.72)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.75          0.08         2.10        (3.15)    (15.15)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $15.71        $13.96       $13.88       $11.78     $14.93
                                                            =======       =======      =======      =======    =======
Total return(2)                                               12.54 %        0.58 %      17.83 %     (21.10)%   (44.81)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $11,212       $21,823      $32,118      $31,317    $30,874

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.15 %        2.15 %       2.15 %       2.15 %     2.15 %
   Gross operating expenses                                    2.47 %        2.20 %       2.26 %       2.21 %     2.20 %
   Net investment income (loss)                               (1.63)%       (1.60)%      (1.76)%      (1.74)%    (1.61)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

PHOENIX EQUITY INCOME FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the fiscal year ended September 30, 2005, the Fund's Class X shares returned 25.62%, Class A shares returned 24.40%, Class B shares returned 22.80% and Class C shares returned 22.76%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.24%, and the Dow Jones Wilshire Real Estate Securities Index, which is the Fund's style-specific equity index appropriate for comparison, returned 29.05%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Market conditions for real estate properties and equities were positive throughout the reporting period. Private sector performance and the consumer drove positive returns for the equity markets. The U.S. economy grew at a 3.3% annual rate in the fourth quarter of 2004, as measured by GDP (gross domestic product), and at 3.8% and 3.3% in the first two quarters of 2005, respectively. Non-farm payroll grew by over two million jobs, dipping slightly in September due to the hurricane season. Job growth averaging over 190,000 jobs per month in 2005 has been a positive for the real estate sector.

      In spite of 11 Federal Reserve rate hikes between June 2004 and September 2005, long-term interest rates actually declined during the period. Overall, low long-term rates have been positive for the real estate sector during the period, but we do not believe long-term rates will stay low. REIT equities also benefited from uncertain returns for the bond market and low coupons, which encouraged investors to seek alternative asset classes and higher dividend investments. The core Consumer Price Index (CPI) rate increased approximately 2% during the period, although we believe the pressures on prices will hurt consumer discretionary spending in the next several quarters. However, weakness in spending should not hurt retail mall operators in that less than three percent of REIT revenue is tied to the actual level of retail sales.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The reporting period started off with a strong fourth quarter 2004, showing significant gains across the board for most REITs and real estate-related companies. In 2005, fluctuating interest rates have been the major focus, causing choppy markets in all asset classes.

      Our performance was helped by an overweighting in retail malls, a sector in which the fundamentals have been, and continue to be, stable and strong. We were also aided by good stock selection within the sector, particularly General

Growth Properties, Inc. and Simon Property Group, Inc. Despite some near-term pressure on retailers themselves, the operating fundamentals of the retail mall operators remains strong; funds from operations continue to grow at least in the high single digits, and mall operators are maintaining pricing power.

      The Fund's performance also benefited from an overweighting in industrials and in related securities selection, led by AMB Property Corp. We continue to like industrial properties and are optimistic about ongoing strong fundamentals in this segment. We expect some consolidation in both retail and industrial market sectors, and are maintaining overweight positions in both.

      We are less optimistic about fundamentals in office property and have underweighted this sector. Nevertheless, the securities we own performed in line with the benchmark, however, the underweight hurt performance.

      Our performance was negatively affected by our exposure to non-REIT investments, in particular B&G Foods. B&G Foods underperformed due to high fuel prices, which increased distribution costs and hurt profitability. We estimate a one-quarter lag in B&G's ability to pass through these increases to consumers. However, we like the company's long-term fundamentals and high dividend, and we continue to hold the name.

      The self-storage sector represents a very small percentage of the benchmark index, but the returns of this sector have been some of the best in the reporting period. Our overall underweight has hurt us, but we picked up exposure in the second quarter 2005 with Public Storage, Inc., and will continue to monitor developments in this segment.

                                                                    OCTOBER 2005



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Equity Income Fund

--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                       PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------


                                                                                           INCEPTION        INCEPTION
                                                                    1 YEAR        YEARS    TO 9/30/05         DATE
                                                                   --------     --------   ----------       -----------
        Class X Shares at NAV 2                                      25.62%       16.89%       13.21%         3/12/96

        Class A Shares at NAV 2                                      24.40        15.52        11.88          3/12/96
        Class A Shares at POP 3                                      17.24        14.16        11.19          3/12/96

        Class B Shares at NAV 2                                      22.80        14.31         9.91           7/1/98
        Class B Shares with CDSC 4                                   18.80        14.31         9.91           7/1/98

        Class C Shares at NAV 2                                      22.76        14.37         9.95           7/1/98
        Class C Shares with CDSC 4                                   22.76        14.37         9.95           7/1/98

        S&P 500(R) Index                                             12.24        (1.49)      Note 5           Note 5

        Dow Jones Wilshire Real Estate Securities Index (Full Cap)   29.05        19.41       Note 6           Note 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES
  CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM
  FRONT-END 5.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN
  CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 8.88% FOR CLASS X AND CLASS A (SINCE 3/12/96) AND 2.49%
  FOR CLASS B AND CLASS C (SINCE 7/1/98).
6 INDEX PERFORMANCE IS 15.18% FOR CLASS X AND CLASS A (SINCE 3/12/96) AND 13.85%
  FOR CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
                                                                              Dow Jones
              Phoenix Equity     Phoenix Equity Income   S&P 500(R)      Wilshire Real Estate
            Income Fund Class X      Fund Class A           Index    Securities Index (Full Cap)
03/12/1996     $10,000                 $ 9,425             $10,000            $10,000
09/30/1996      11,261                  10,557              10,929             11,218
09/30/1997      15,252                  14,203              15,374             15,933
09/30/1998      12,456                  11,430              16,780             13,264
09/30/1999      11,626                  10,519              21,434             12,690
09/29/2000      14,998                  13,402              24,299             15,895
09/28/2001      16,426                  14,469              17,827             17,413
09/30/2002      16,357                  14,219              14,176             18,629
09/30/2003      21,526                  18,470              17,638             23,645
09/30/2004      26,055                  22,162              20,084             29,909
09/30/2005      32,729                  27,569              22,543             38,598

For information regarding indexes, see the glossary on page 3.

Phoenix Equity Income Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Equity Income Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value       Account Value        During
      Class X               March 31, 2005    September 30, 2005      Period*
-----------------------     --------------    ------------------   -------------
Actual                         $1,000.00          $1,157.60            $8.22
Hypothetical (5% return
  before expenses)              1,000.00           1,017.35             7.72

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.52%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 25.62%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,256.20.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class A            March 31, 2005      September 30, 2005       Period*
-----------------------  ------------------  ------------------    -------------
Actual                         $1,000.00          $1,152.00           $13.57
Hypothetical (5% return
  before expenses)              1,000.00           1,012.30            12.77

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 2.51%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 24.40%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,244.00.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------     --------------   ------------------    -------------
Actual                         $1,000.00      $1,144.70               $20.43
Hypothetical (5% return
  before expenses)              1,000.00       1,005.78                19.29

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 3.80%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 22.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,228.00.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------     --------------   ------------------    -------------
Actual                         $1,000.00          $1,144.20           $20.44
Hypothetical (5% return
  before expenses)              1,000.00           1,005.76            19.31

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 3.80%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 22.76%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,227.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Equity Income Fund

  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(E)

 1. Simon Property Group, Inc.                   7.4%
 2. General Growth Properties, Inc.              6.4%
 3. ProLogis                                     5.6%
 4. Starwood Hotels & Resorts Worldwide, Inc.    5.3%
 5. Equity  Residential                          5.2%

 6. Equity Office Properties Trust               5.0%
 7. Boston Properties, Inc.                      4.7%
 8. Vornado Realty Trust                         4.7%
 9. AMB Property Corp.                           3.9%
10. Archstone-Smith Trust                        3.6%

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       9/30/05
--------------------------------------------------------------------------------
As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
Apartments                       19%
Regional Malls                   18
Office                           15
Shopping Centers                 11
Industrials                      10
Hotels, Resorts & Cruise Lines    9
Diversified                       5
Other                            13


                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005
                                                          SHARES        VALUE
                                                          ------     ----------
DOMESTIC COMMON STOCKS--95.1%

REAL ESTATE INVESTMENT TRUSTS--83.2%

DIVERSIFIED--4.7%
Vornado Realty Trust .................................    13,930     $1,206,616

INDUSTRIAL/OFFICE--23.6%
INDUSTRIAL--9.6%
AMB Property Corp. ...................................    22,770      1,022,373
ProLogis .............................................    32,820      1,454,204
                                                                     ----------
                                                                      2,476,577
                                                                     ----------
OFFICE--14.0%
Boston Properties, Inc. ..............................    17,020      1,206,718
Equity Office Properties Trust .......................    39,735      1,299,732
SL Green Realty Corp. ................................     4,660        317,719
Trizec Properties, Inc. ..............................    35,500        818,630
                                                                     ----------
                                                                      3,642,799
                                                                     ----------
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                               6,119,376
--------------------------------------------------------------------------------
LODGING/RESORTS--2.3%
Host Marriott Corp. ..................................    35,480        599,612



                                                          SHARES        VALUE
                                                          ------     ----------
MORTGAGE--4.3%
COMMERCIAL FINANCING--4.3%
Capital Trust, Inc. Class A ..........................    15,410     $  495,586
RAIT Investment Trust ................................    21,600        615,600
--------------------------------------------------------------------------------
TOTAL MORTGAGE                                                        1,111,186
--------------------------------------------------------------------------------
RESIDENTIAL--17.6%
APARTMENTS--17.6%
Archstone-Smith Trust ................................    23,166        923,628
AvalonBay Communities, Inc. ..........................    10,550        904,135
Camden Property Trust ................................     4,440        247,530
Equity Residential ...................................    35,615      1,348,028
Essex Property Trust, Inc. ...........................     6,790        611,100
United Dominion Realty Trust, Inc. ...................    22,610        535,857
--------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                     4,570,278
--------------------------------------------------------------------------------
RETAIL--28.0%
REGIONAL MALLS--17.3%
General Growth Properties, Inc. ......................    36,750      1,651,178
Macerich Co. (The) ...................................     9,280        602,643
Mills Corp. (The) ....................................     5,340        294,127


                        See Notes to Financial Statements

Phoenix Equity Income Fund

                                                          SHARES        VALUE
                                                          ------     ----------
REGIONAL MALLS--CONTINUED
Simon Property Group, Inc. ...........................    25,975    $ 1,925,267
                                                                    -----------
                                                                      4,473,215
                                                                    -----------

SHOPPING CENTERS--10.7%
Developers Diversified Realty Corp. ..................    16,030        748,601
Kimco Realty Corp. ...................................    25,100        788,642
Regency Centers Corp. ................................    10,720        615,864
Tanger Factory Outlet Centers, Inc. ..................    22,520        626,281
                                                                    -----------
                                                                      2,779,388
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL RETAIL                                                          7,252,603
--------------------------------------------------------------------------------
SELF STORAGE--2.7%
Public Storage, Inc. .................................    10,610        710,870
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $15,615,892)                                        21,570,541
--------------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES--8.5%
La Quinta Corp.(b) ...................................    69,135        600,783
Northstar Capital Investment Corp. 144A(b)(c)(d) .....    35,000        224,350
Starwood Hotels & Resorts Worldwide, Inc. ............    23,800      1,360,646
                                                                    -----------
(Identified cost $2,447,131)                                          2,185,779
                                                                    -----------


PACKAGED FOODS--3.4%
B&G Foods, Inc. ......................................    70,300        889,295
(Identified cost $1,063,734)
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $19,126,757)                                        24,645,615
--------------------------------------------------------------------------------


TOTAL INVESTMENTS--95.1%
(IDENTIFIED COST $19,126,757)                                        24,645,615(a)

Other assets and liabilities, net--4.9%                               1,276,399
                                                                    ------------
NET ASSETS--100.0%                                                  $25,922,014
                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,162,571 and gross depreciation of $763,186 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $19,246,230.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, this security amounted to a value of $224,350 or 0.9% of the net assets.
(d) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2005, this security amounted to a value of $224,350 or 0.9% of net assets. For acquisition information, see Note 7 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(e) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $19,126,757)                                   $24,645,615
Cash                                                                    33,217
Receivables
   Investment securities sold                                        1,711,502
   Dividends                                                           192,170
   Fund shares sold                                                      3,273
Prepaid expenses                                                        19,063
                                                                   -----------
     Total assets                                                   26,604,840
                                                                   -----------
LIABILITIES
Payables
   Fund shares repurchased                                             600,475
   Investment advisory fee                                              19,061
   Transfer agent fee                                                   14,845
   Financial agent fee                                                   4,052
   Distribution and service fees                                         3,474
   Trustees' fee                                                         1,464
Accrued expenses                                                        39,455
                                                                   -----------
     Total liabilities                                                 682,826
                                                                   -----------
NET ASSETS                                                         $25,922,014
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $18,056,808
Accumulated net realized gain                                        2,346,348
Net unrealized appreciation                                          5,518,858
                                                                   -----------
NET ASSETS                                                         $25,922,014
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $18,654,598)                  1,030,972
Net asset value per share                                               $18.09

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $4,160,881)                     238,268
Net asset value per share                                               $17.46
Offering price per share $17.46/(1-5.75%)                               $18.53

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,701,099)                      99,382
Net asset value and offering price per share                            $17.12

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,405,436)                      81,837
Net asset value and offering price per share                            $17.17

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                           $  799,862
Interest                                                                 4,468
                                                                    ----------
     Total investment income                                           804,330
                                                                    ----------
EXPENSES
Investment advisory fee                                                255,093
Service fees, Class A                                                    9,753
Distribution and service fees, Class B                                  17,040
Distribution and service fees, Class C                                  16,264
Financial agent fee                                                     49,901
Transfer agent                                                          82,597
Registration                                                            44,384
Professional                                                            37,815
Trustees                                                                32,476
Printing                                                                11,967
Custodian                                                               10,602
Miscellaneous                                                           21,408
                                                                    ----------
     Total expenses                                                    589,300
     Less expenses reimbursed by investment adviser                    (16,163)
                                                                    ----------
     Net expenses                                                      573,137
                                                                    ----------
NET INVESTMENT INCOME                                                  231,193
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     3,063,963
Net change in unrealized appreciation (depreciation)
   on investments                                                    3,335,361
                                                                    ----------
NET GAIN ON INVESTMENTS                                              6,399,324
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $6,630,517
                                                                    ==========

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED         YEAR ENDED
                                                                                  SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
                                                                                  -----------------------------------
FROM OPERATIONS
   Net investment income (loss)                                                       $   231,193     $   391,468
   Net realized gain (loss)                                                             3,063,963       5,177,598
   Net change in unrealized appreciation (depreciation)                                 3,335,361        (811,137)
                                                                                      -----------     -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          6,630,517       4,757,929
                                                                                      -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                        (196,576)       (349,886)
   Net investment income, Class A                                                         (24,767)        (24,019)
   Net investment income, Class B                                                          (4,873)         (7,224)
   Net investment income, Class C                                                          (4,977)        (10,339)
   Net realized short-term gains, Class X                                                (783,530)       (672,432)
   Net realized short-term gains, Class A                                                (144,919)       (115,104)
   Net realized short-term gains, Class B                                                 (63,647)        (37,074)
   Net realized short-term gains, Class C                                                 (61,478)        (50,200)
   Net realized long-term gains, Class X                                               (2,590,697)       (674,051)
   Net realized long-term gains, Class A                                                 (490,438)       (122,621)
   Net realized long-term gains, Class B                                                 (215,391)        (52,569)
   Net realized long-term gains, Class C                                                 (226,302)        (76,238)
                                                                                      -----------     -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (4,807,595)     (2,191,757)
                                                                                      -----------     -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (50,200 and 123,094 shares, respectively)                861,069       1,997,050
   Net asset value of shares issued from reinvestment of distributions
     (203,449 and 104,370 shares, respectively)                                         3,507,928       1,661,083
   Cost of shares repurchased (468,612 and 144,988 shares, respectively)               (8,326,271)     (2,357,172)
                                                                                      -----------     -----------
   Total                                                                               (3,957,274)      1,300,961
                                                                                      -----------     -----------
CLASS A
   Proceeds from sales of shares (98,203 and 172,637 shares, respectively)              1,678,369       2,771,123
   Net asset value of shares issued from reinvestment of distributions
     (37,964 and 16,080 shares, respectively)                                             636,277         248,568
   Cost of shares repurchased (110,628 and 176,118 shares, respectively)               (1,812,635)     (2,748,422)
                                                                                      -----------     -----------
Total                                                                                     502,011         271,269
                                                                                      -----------     -----------
CLASS B
   Proceeds from sales of shares (35,953 and 33,517 shares, respectively)                 603,657         512,637
   Net asset value of shares issued from reinvestment of distributions
     (16,078 and 5,926 shares, respectively)                                              266,353          90,831
   Cost of shares repurchased (44,818 and 22,581 shares, respectively)                   (729,917)       (356,697)
                                                                                      -----------     -----------
Total                                                                                     140,093         246,771
                                                                                      -----------     -----------
CLASS C
   Proceeds from sales of shares (5,133 and 30,267 shares, respectively)                   85,731         478,558
   Net asset value of shares issued from reinvestment of distributions
     (15,196 and 8,072 shares, respectively)                                              252,641         123,582
   Cost of shares repurchased (47,948 and 48,634 shares, respectively)                   (785,994)       (752,864)
                                                                                      -----------     -----------
Total                                                                                    (447,622)       (150,724)
                                                                                      -----------     -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (3,762,792)      1,668,277
                                                                                      -----------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (1,939,870)      4,234,449

NET ASSETS
   Beginning of period                                                                 27,861,884      23,627,435
                                                                                      -----------     -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $0, RESPECTIVELY]                                                      $25,922,014     $27,861,884
                                                                                      ===========     ===========



                        See Notes to Financial Statements

Phoenix Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS X
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.89        $15.26       $12.07       $12.62     $11.89
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             0.20          0.30         0.27         0.49       0.42
   Net realized and unrealized gain (loss)                     3.92          2.78         3.46        (0.51)      0.69
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          4.12          3.08         3.73        (0.02)      1.11
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.14)        (0.30)       (0.26)       (0.53)     (0.38)
   Distributions from net realized gains                      (2.78)        (1.15)       (0.28)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.92)        (1.45)       (0.54)       (0.53)     (0.38)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.20          1.63         3.19        (0.55)      0.73
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $18.09        $16.89       $15.26       $12.07     $12.62
                                                            =======       =======      =======      =======    =======
Total return                                                  25.62%        21.04%       31.60%       (0.42)%     9.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $18,655       $21,047      $17,754      $17,584    $17,349

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      1.53%         1.44%        1.62%(3)     1.55 %     1.60%(3)
   Gross operating expenses                                    1.53%         1.44%        1.62%        1.55 %     1.60%
   Net investment income                                       1.14%         1.83%        2.06%        3.73 %     3.49%
Portfolio turnover                                               40%          156%          91%         111 %       40%

                                                                                       CLASS A
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.50        $14.88       $11.78       $12.32     $11.67
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             0.04          0.16         0.11         0.32       0.25
   Net realized and unrealized gain (loss)                     3.81          2.70         3.36        (0.51)      0.67
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.85          2.86         3.47        (0.19)      0.92
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.11)        (0.11)       (0.12)       (0.35)     (0.27)
   Distributions from net realized gains                      (2.78)        (1.13)       (0.25)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.89)        (1.24)       (0.37)       (0.35)     (0.27)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.96          1.62         3.10        (0.54)      0.65
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.46        $16.50       $14.88       $11.78     $12.32
                                                            =======       =======      =======      =======    =======
Total return(2)                                               24.40%        19.99%       29.90%       (1.73)%     7.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $4,161        $3,511       $2,979       $2,515     $2,410

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.51%         2.32%        2.92%        2.83 %     3.05%
   Gross operating expenses                                    2.51%         2.32%        2.92%        2.83 %     3.18%
   Net investment income                                       0.23%         1.01%        0.89%        2.50 %     2.11%
Portfolio turnover                                               40%          156%          91%         111 %       40%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2003 and 2001 for Class X, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.36        $14.84       $11.74       $12.28     $11.66
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.18)        (0.08)       (0.01)        0.20       0.17
   Net realized and unrealized gain (loss)                     3.77          2.69         3.36        (0.50)      0.65
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.59          2.61         3.35        (0.30)      0.82
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.05)        (0.08)       (0.07)       (0.24)     (0.20)
   Distributions from net realized gains                      (2.78)        (1.01)       (0.18)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.83)        (1.09)       (0.25)       (0.24)     (0.20)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.76          1.52         3.10        (0.54)      0.62
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.12        $16.36       $14.84       $11.74     $12.28
                                                            =======       =======      =======      =======    =======
Total return(2)                                               22.80 %       18.17 %      28.82 %      (2.63)%     7.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $1,701        $1,508       $1,117         $987       $554

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      3.80 %        3.80 %       3.80 %       3.80 %     3.81% (3)
   Gross operating expenses                                    4.27 %        4.13 %       5.61 %       6.17 %     9.33%
   Net investment income (loss)                               (1.10)%       (0.50)%      (0.09)%       1.59 %     1.43%
Portfolio turnover                                               40 %         156 %         91 %        111 %       40%

                                                                                       CLASS C
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.41        $14.85       $11.75       $12.28     $11.66
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            (0.19)           --(4)     (0.02)        0.21       0.16
   Net realized and unrealized gain (loss)                     3.78          2.65         3.37        (0.50)      0.66
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.59          2.65         3.35        (0.29)      0.82
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.05)        (0.08)       (0.07)       (0.24)     (0.20)
   Distributions from net realized gains                      (2.78)        (1.01)       (0.18)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.83)        (1.09)       (0.25)       (0.24)     (0.20)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.76          1.56         3.10        (0.53)      0.62
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.17        $16.41       $14.85       $11.75     $12.28
                                                            =======       =======      =======      =======    =======
Total return(2)                                               22.76 %       18.45%       28.80 %      (2.47)%     7.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $1,405        $1,796       $1,778       $1,175       $525

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      3.80 %        3.64%        3.80 %       3.80 %     3.81%(3)
   Gross operating expenses                                    4.30 %        3.64%        4.58 %       6.10 %     9.18%
   Net investment income (loss)                               (1.11)%        0.01%       (0.18)%       1.63 %     1.38%
Portfolio turnover                                               40 %         156%          91 %        111 %       40%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) Amount is less than $0.01.

                        See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005


1. ORGANIZATION
   Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
   Currently, three Funds are offered for sale (each a "Fund"). The Phoenix Bond Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. The Phoenix Earnings Driven Growth Fund is diversified and has an investment objective of capital appreciation. The Phoenix Equity Income Fund is non-diversified and has an investment objective of high total return in both current income and long-term capital appreciation.
   The Funds offer the following classes of shares for sale:

                                       Class X    Class A    Class B   Class C
                                        Shares     Shares     Shares    Shares
                                       --------   --------   --------  --------
Bond Fund ..........................      X          X          X          X
Earnings Driven Growth Fund ........      X          X          X          X
Equity Income Fund .................      X          X          X          X

   Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Earnings Driven Growth Fund and Equity Income Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares, except for transfer agent and registration expenses which are unique to each class.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.
   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)


D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are declared and recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of a direct expense to each Fund or an alternative allocation method can be more appropriately made. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

F. FOREIGN CURRENCY TRANSLATION:
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:
   With respect to the Equity Income Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.

   The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. INDEMNIFICATIONS:
   Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, Phoenix Investment Counsel, Inc, ("PIC") (the "Adviser"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each fund:

                                                      Adviser
                                                        Fee
                                                      -------
Bond Fund ........................................      0.50%
Earnings Driven Growth Fund ......................      0.80%
Equity Income Fund ...............................      0.85%

   The Adviser has voluntarily agreed to reimburse each Fund's operating expenses excluding interest, taxes and brokerage fees, commissions and extraordinary expenses until January 31, 2006, to

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)

the extent that such expenses exceed the following percentages of average annual net assets:

                                      Class X    Class A     Class B    Class C
                                      -------    -------     -------    -------
Bond Fund ..........................    0.90%      1.15%      1.90%      1.90%
Earnings Driven Growth Fund ........    1.15%      1.40%      2.15%      2.15%
Equity Income Fund .................    2.35%      3.05%      3.80%      3.80%

   The Adviser will not seek to recapture any prior years' reimbursed expenses or waived investment advisory fees.
   Seneca Capital Management LLC ("Seneca") is the subadviser to each of the Funds. Seneca is an indirect, wholly-owned subsidiary of PNX. For its services, Seneca is paid a fee by the Adviser based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Bond Fund ..................................................            0.25%
Earnings Driven Growth Fund ................................            0.40%
Equity Income Fund .........................................            0.425%

   Prior to April 30, 2005, Seneca was an indirect majority owned subsidiary of PNX.
   As Distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX has advised the Trust that it retained net selling commissions and deferred sales charges for the fiscal year ("the period") ended September 30, 2005, as follows:

                                               Class A      Class B        Class C
                                             Net Selling    Deferred       Deferred
                                            Commissions  Sales Charges  Sales Charges
                                            -----------  -------------  -------------
Bond Fund ...............................      $  900       $17,917          $687
Earnings Driven Growth Fund .............       1,608        81,259           871
Equity Income Fund ......................       2,770         6,000           130

   In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of each respective class.
   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.
   As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net assets of each Fund. Certain minimum fees may apply. For the period ended September 30, 2005, the Trust incurred financial agent fees totaling $201,856.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended September 30, 2005, transfer agent fees were $413,278 as reported in the Statements of Operations, of which PEPCO retained the following:

                                           Transfer Agent
                                            Fee Retained
                                           --------------
Bond Fund ...............................      $    --
Earnings Driven Growth Fund .............       38,571
Equity Income Fund ......................           --

   At September 30, 2005, PNX and its affiliates, the retirement plans of PNX and its affiliates and Phoenix affiliated Funds, held shares which aggregated the following:

                                              Aggregate
                                              Net Asset
                                   Shares       Value
                                 ---------  ------------
Bond Fund
         Class A .............   1,921,684  $20,100,815
Equity Income Fund
         Class B .............      11,536      197,496
         Class C .............      11,534      198,039

4. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the period ended September 30, 2005 (excluding U.S. Government and agency securities and short-term securities) were as follows:

                                  Purchases     Sales
                                 ----------------------
Bond Fund ....................   $30,620,703 $ 45,611,703
Earnings Driven Growth Fund ..    75,602,807  120,634,463
Equity Income Fund ...........    11,550,726   19,699,785

   Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2005, were as follows:

                                  Purchases     Sales
                                 ----------------------
Bond Fund ....................  $122,366,053 $112,444,233

5. 10% SHAREHOLDERS
   As of September 30, 2005, certain Funds had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

                                Number of      % of Shares
                                 Accounts      Outstanding
                                -----------    -----------
Bond Fund ....................   2 Accounts        29.4%
Earnings Driven Growth Fund ..   1 Account         10.1%
Equity Income Fund ...........   1 Account         53.8%

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)


6. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a fund, positive or negative, than if a fund did not concentrate its investments in such sectors.
   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.
   At September 30, 2005, the Bond Fund held $34,137,734 in investments issued by Federal Agencies comprising 49.9% of the total net assets of the Fund.

7. ILLIQUID AND RESTRICTED SECURITIES
   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.
   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.
   At September 30, 2005, the Equity Income Fund held the following restricted securities:

                                                    Market      % of
                        Acquisition  Acquisition   Value At  Net Assets
                           Date          Cost      9/30/05   at 9/30/05
                        ----------------------   --------  ----------
NorthStar Capital
   Investment Corp.
      Shares 20,000 ...    12/17/97    $400,000
      Shares 15,000 ...     3/24/98     320,625
                                       --------
                                       $720,625    $224,350    0.9%
                                       ========


   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of restricted securities.

8. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. The Boston District Office of the SEC recently completed a compliance examination of certain of the Company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

                                                    Expiration Year
                                    --------------------------------------------
                                        2010              2011           Total
                                    -----------       -----------    -----------
Earnings Driven Growth Fund .....   $26,681,485       $39,716,177    $66,397,662

   The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.
   For the period ended September 30, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Earnings Driven Growth Fund ............  $12,229,907

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                 Undistributed  Undistributed
                                    Ordinary     Long-Term
                                     Income     Capital Gains
                                 -------------  -------------
Bond Fund .....................   $  547,543    $  388,753
Earnings Driven Growth Fund ...           --            --
Equity Income Fund ............    1,095,484     1,250,864

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2005, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                  Capital Paid
                                     in on
                                   Shares of    Accumulated   Undistributed
                                   Beneficial  Net Realized   Net Investment
                                    Interest    Gain (Loss)    Income (Loss)
                                   ----------------------   --------------
Earnings Driven Growth Fund ....    $(889,360)     $ --           $889,360


11. SUBSEQUENT EVENT
   On November 16, 2005, the Board of Trustees of Phoenix-Seneca Funds voted to approve the complete liquidation of the Phoenix Equity Income Fund. The liquidation is scheduled to be completed on or about December 15, 2005.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)
   For the fiscal year ended September 30, 2005, for federal income tax purposes 4.4% of the ordinary income dividends earned by the Equity Income Fund qualify for the dividends received deduction for corporate shareholders.
   Effective for the fiscal year ended September 30, 2005, the Equity Income Fund hereby designates 4.4%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.
   For the fiscal year ended September 30, 2005, the Funds designated long-term capital gain dividends as follows:

            Bond Fund ..............................   $  404,711
            Equity Income Fund .....................    1,333,499

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PriceWaterhouseCooper LLP LOGO

To the Board of Trustees of
Phoenix-Seneca Funds and Shareholders of
Phoenix Bond Fund
Phoenix Earnings Driven Growth Fund
Phoenix Equity Income Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Bond Fund (formerly Phoenix-Seneca Bond Fund), Phoenix Earnings Driven Growth Fund (formerly Phoenix-Seneca Mid-Cap "Edge"(SM) Fund), and Phoenix Equity Income Fund (formerly Phoenix-Seneca Equity Income Fund), constituting Phoenix-Seneca Funds, hereafter referred to as the "Trust" at September 30, 2005 and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhousecooper LLP


Boston, Massachusetts
November 14, 2005

FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of September 30, 2005, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND        LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
         DATE OF BIRTH         TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
   E. Virgil Conway            Served since            52         Chairman, Rittenhouse Advisors, LLC (consulting firm)
   Rittenhouse Advisors, LLC   2000.                              (2001-present). Trustee/Director, Phoenix Funds Complex
   101 Park Avenue                                                (1983-present). Trustee/Director, Realty Foundation of New York
   New York, NY 10178                                             (1972-present), Josiah Macy, Jr. Foundation (Honorary)
   DOB: 8/2/29                                                    (2004-present), Pace University (Director/Trustee Emeritus)
                                                                  (2003-present), Greater New York Councils, Boy Scouts of America
                                                                  (1985-present), The Academy of Political Science (Vice Chairman)
                                                                  (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                                  Colgate University (Trustee Emeritus) (2004-present).
                                                                  Director/Trustee, The Harlem Youth Development Foundation,
                                                                  (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                  (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                  Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                  Insurance Company (1974-2002), Centennial Insurance Company
                                                                  (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                  Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                  Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                  Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                  Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
   Harry Dalzell-Payne         Served since            52         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
   The Flat, Elmore Court      1999.
   Elmore, GL0S, GL2 3NT
   U.K.
   DOB: 9/8/29
-----------------------------------------------------------------------------------------------------------------------------------
   S. Leland Dill              Served since            50         Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
   7721 Blue Heron Way         2005.                              Scudder Investments (55 portfolios) (1986-present). Director,
   West Palm Beach, FL 33412                                      Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
   DOB: 3/28/30                                                   Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
   Francis E. Jeffries         Served since            52         Director, The Empire District Electric Company (1984-2004).
   8477 Bay Colony Dr. #902    2005.                              Trustee/Director, Phoenix Funds Complex (1987-present).
   Naples, FL 34108
   DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
   Leroy Keith, Jr.            Served since            50         Partner, Stonington Partners, Inc. (private equity fund)
   Stonington Partners, Inc.   2005.                              (2001-present). Director/Trustee, Evergreen Funds (six
   736 Market Street,                                             portfolios). Trustee, Phoenix Funds Family (1980-present).
   Ste. 1430                                                      Director, Diversapak (2002-present). Obaji Medical Products
   Chattanooga, TN 37402                                          Company (2002-present). Director, Lincoln Educational Services
   DOB: 2/14/39                                                   (2002-2004). Chairman, Carson Products Company (cosmetics) (1998 to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS          LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
       AND DATE OF BIRTH       TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Geraldine M. McNamara       Served since            52         Managing Director, U.S. Trust Company of New York (private bank)
   U.S. Trust Company of       2001.                              (1982-present). Trustee/Director, Phoenix Funds Complex
   New York                                                       (2001-present).
   11 West 54th Street
   New York, NY 10019
   DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
   Everett L. Morris           Served since            52         Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
   164 Laird Road              2000.                              Director, W.H. Reaves Utility Income Fund (2004-present). Vice
   Colts Neck, NJ 07722                                           President, W.H. Reaves and Company (investment management)
   DOB: 5/26/28                                                   (1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
*  James M. Oates              Served since            50         Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
   c/o Northeast Partners      2005.                              Markets, Inc.) (financial services) (1997-present). Trustee/
   150 Federal Street,                                            Director Phoenix Funds Family (1987-present). Managing Director,
   Suite 1000                                                     Wydown Group (consulting firm) (1994-present). Director, Investors
   Boston, MA 02110                                               Financial Service Corporation (1995-present), Investors Bank &
   DOB: 5/31/46                                                   Trust Corporation (1995-present), Stifel Financial (1996-present),
                                                                  Connecticut River Bancorp (1998-present), Connecticut River Bank
                                                                  (1999-present), Trust Company of New Hampshire (2002-present).
                                                                  Chairman, Emerson Investment Management, Inc. (2000-present).
                                                                  Independent Chairman, John Hancock Trust (since 2005), Trustee,
                                                                  John Hancock Funds II and John Hancock Funds III (since 2005).
                                                                  Trustee, John Hancock Trust (2004-2005). Director/Trustee, AIB
                                                                  Govett Funds (six portfolios) (1991-2000), and Command Systems,
                                                                  Inc. (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001),
                                                                  1Mind, Inc. (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                                                  (1995-2003). Director and Treasurer, Endowment for Health, Inc.
                                                                  (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
   Donald B. Romans            Served since            50         Retired. President, Romans & Company (private investors and
   39 S. Sheridan Road         2005.                              financial consultants) (1987-2003). Trustee/Director, Phoenix
   Lake Forest, IL 60045                                          Funds Family (1996-present). Trustee, Burnham Investors Trust
   DOB: 4/22/31                                                   (5 portfolios) (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
   Richard E. Segerson         Served since            50         Managing Director, Northway Management Company (1998-present).
   Northway Management         2005.                              Trustee/Director, Phoenix Funds Family (1983-present).
   Company
   164 Mason Street
   Greenwich, CT 06830
   DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
   Ferdinand L. J. Verdonck    Served since            50         Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
   Nederpolder, 7              2005.                              Funds Family (2002-present). Director EASDAQ (Chairman)
   B-9000 Gent, Belgium                                           (2001-present), The JP Morgan Fleming Continental
   DOB: 7/30/42                                                   European Investment Trust (1998-present), Groupe SNEF (1998-
                                                                  present), Degussa Antwerpen N.V. (1998-present), Santens
                                                                  N.V. (1999-present). Managing Director, Almanij N.V. (1992-2003).
                                                                  Director, KBC Bank and Insurance Holding Company (Euronext)
                                                                  (1992-2003), KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                  Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                  (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                                  Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber
                                                                  of Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                  Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS          LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
       AND DATE OF BIRTH       TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Lowell P. Weicker, Jr.      Served since 2005.      50         Director, Medallion Financial New York (2003-present), Compuware
   7 Little Point Street                                          (1996-present), WWE, Inc. (2000-present). President, The Trust
   Essex, CT 06426                                                for America's Health (non-profit) (2001-present).
   DOB: 5/16/31                                                   Trustee/Director, Phoenix Funds Family (1995-present). Director,
                                                                  UST, Inc. (1995-2004), HPSC Inc. (1995-2004).

------------------------------------------------------------------------------------------------------------------------------------
*  Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
   Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of
   Hudson's common stock.

                                                         INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS            LENGTH OF           OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH          TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
** Marilyn E. LaMarche         Served since            50         Limited Managing Director, Lazard Freres & Co. LLC (1997-2005).
   Lazard Freres & Co. LLC     2005.                              Trustee/Director, Phoenix Funds Family (2002-present). Director,
   30 Rockefeller Plaza,                                          The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
   59th Floor                                                     Company (1989-2005).
   New York, NY 10020
   DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
***Philip R. McLoughlin        Served since            74         Director, PXRE Corporation (Reinsurance) (1985-present), World
   200 Bridge Street           1999.                              Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
   Chatham, MA 02633                                              (1989-present). Management Consultant (2002-2004), Chairman
   DOB: 10/23/46               Chairman                           (1997-2002), Chief Executive Officer (1995-2002), Director
                                                                  (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                                  Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                  Director (1994-2002) and Executive Vice President, Investments
                                                                  (1987-2002), Phoenix Life Insurance Company. Director (1983-2002)
                                                                  and Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                  Director (1982-2002), Chairman (2000-2002) and President
                                                                  (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                  President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                  (2001-2002) and President (April 2002-September 2002), Phoenix
                                                                  Investment Management Company. Director and Executive Vice
                                                                  President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                  (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                                  Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                                  Director, Phoenix National Trust Holding Company (2001-2002).
                                                                  Director (1985-2002) and Vice President (1986-2002) and Executive
                                                                  Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                                  Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                  Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

** Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
*** Mr. McLoughlin is an "interested person," as defined in the Investment
    Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S) HELD WITH
       NAME, ADDRESS AND    TRUST AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
         DATE OF BIRTH         TIME SERVED                               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Daniel T. Geraci        President since 2004.        Executive Vice President, Asset Management, The Phoenix Companies, Inc.
   DOB: 6/12/57                                         (wealth management) (since 2003). President and Chief Executive Officer,
                                                        Phoenix Investment Partners, Ltd. (since 2003). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                        Executive Officer of North American investment operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                        Management Group (2000-2001), and Executive Vice President of Distribution
                                                        and Marketing for U.S. institutional services business (1998-2000) Fidelity
                                                        Investments.
------------------------------------------------------------------------------------------------------------------------------------
   George R. Aylward       Executive Vice President     Senior Vice President and Chief Executive Officer, Asset Management, The
   DOB: 8/17/64            since 2004.                  Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present). Vice
                                                        President, Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                        Phoenix Companies, Inc. (2001-2004). Assistant Controller, Phoenix
                                                        Investment Partners, Ltd. (1996-2001). Executive Vice President, certain funds within the Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Francis G. Waltman      Senior Vice President        Senior Vice President, Product Development and Management, Phoenix
   DOB: 7/27/62            since 2004.                  Investment Partners, Ltd. (2005-present), Senior Vice President and Chief
                                                        Administrative Officer, Phoenix Investment Partners, Ltd., (2003-2004)
                                                        Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                        Planning Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Marc Baltuch            Vice President and           Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
   900 Third Avenue        Chief Compliance Officer     President and Chief Compliance Officer, certain Funds within the Phoenix
   New York, NY 10022      since 2004.                  Fund Complex (2004-present); Vice President, The Zweig Total Return Fund,
   DOB: 9/23/45                                         Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004-present);
                                                        President and Director of Watermark Securities, Inc. (1991-present);
                                                        Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                        Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market Neutral
                                                        Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
   W. Patrick Bradley      Chief Financial Officer and  Second Vice President, Fund Control and Tax, Phoenix Equity Planning
   DOB: 3/2/72             Treasurer since 2005.        Corporation (2004-present). Chief Financial Officer and Treasurer or
                                                        Assistant Treasurer of certain funds within the Phoenix Fund Family
                                                        (2004-present). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                        Deloitte & Touche, LLP.
------------------------------------------------------------------------------------------------------------------------------------
   Kevin J. Carr           Vice President,              Vice President and Counsel, Phoenix Life Insurance Company (May
   One American Row        Chief Legal Officer,         2005-present). Vice President, Counsel, Chief Legal Officer and Secretary of
   Hartford, CT 06102      Counsel and                  certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
   DOB: 8/30/54            Secretary since 2005.        Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                        (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                        Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, CA 94133


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Daniel T. Geraci, President
George R. Alyward, Executive Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

--------------------------------------------------------------------------------
  IMPORTANT NOTICE TO SHAREHOLDERS
  The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Telephone Orders                             1-800-367-5877
Text Telephone                               1-800-243-1926
Web site                                   PHOENIXFUNDS.COM

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                    -------------------
                                                        PRESORTED
                                                         STANDARD
                                                            U.S.
                                                           POSTAGE
                                                           PAID
                                                      Louisville, KY
                                                      Permit No. 1051
                                                    -------------------

[GRAPHIC OMITTED]
PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL  GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP1140                                                                11-05

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Schedule of Investments
September 30, 2005 (Unaudited)

Shares or Par Value                                                                     Market Value
----------------------------------------  --------------------------------------------  -------------  -------------  -------------
                            Phoenix                                                                                    Phoenix
                            Bond Fund                                                                                  Bond Fund
             Phoenix        Pro Forma                                                                   Phoenix        Pro Forma
 Phoenix     Intermediate   Combined       DESCRIPTION                                       Phoenix    Intermediate   Combined
 Bond Fund   Bond Fund      Portfolio                                                      Bond Fund    Bond Fund      Portfolio
----------------------------------------  --------------------------------------------  -------------  -------------  -------------

                                          U.S. GOVERNMENT SECURITIES

                                          U.S. TREASURY BONDS
                                                                                        -------------  -------------  -------------
     1,465           -           1,465    U.S. Treasury Bond 5.375%, 2/15/31(f)            1,641,257              -      1,641,257
                                                                                        -------------  -------------  -------------
                                                                                           1,641,257              -      1,641,257

                                          U.S. TREASURY NOTES
     3,015           -           3,015    U.S. Treasury Note 2.50%, 9/30/06(f)             2,967,891              -      2,967,891
       260           -             260    U.S. Treasury Note 3%, 12/31/06                    256,323              -        256,323
                 1,152           1,152    U.S. Treasury Note 5.625%, 5/15/08                       -      1,192,995      1,192,995
                 1,060           1,060    U.S. Treasury Note 3.25%, 1/15/09                               1,029,733      1,029,733
                 1,700           1,700    U.S. Treasury Note 6%, 8/15/09                                  1,808,443      1,808,443
                 6,000           6,000    U.S. Treasury Note 6.50%, 2/15/10                               6,539,532      6,539,532
       110           -             110    U.S. Treasury Note 5%, 2/15/11                     114,052              -        114,052
                                          U.S. Treasury Inflationary Note 3%,
     1,000           -           1,000      7/15/12(d)(f)                                  1,182,441              -      1,182,441
     1,250           -           1,250    U.S. Treasury Note 4%, 11/15/12                  1,229,639              -      1,229,639
     1,110       2,100           3,210    U.S. Treasury Note 4.75%, 5/15/14                1,143,560      2,164,149      3,307,709
                                                                                        -------------  -------------  -------------
                                                                                           6,893,906     12,734,852     19,628,758
                                                                                        -------------  -------------  -------------
                                          TOTAL U.S. GOVERNMENT SECURITIES                 8,535,163     12,734,852     21,270,015

                                          AGENCY MORTGAGE-BACKED SECURITIES
         -          68              68    FHLMC 7.50%, 4/1/14                                      -         72,351         72,351
         -          71              71    FHLMC 7%, 4/1/16                                         -         74,642         74,642
       460           -             460    FHLMC 5.50%, 9/15/17                               467,568              -        467,568
       455           -             455    FHLMC 5%, 3/15/19(f)                               448,322              -        448,322
       480           -             480    FHLMC 7%, 1/1/33                                   501,510              -        501,510
       505           -             505    FHLMC 3.536%, 2/1/34(e)                            501,601              -        501,601
         -          30              30    FNMA 7.50%, 7/1/09                                       -         31,323         31,323
         -          58              58    FNMA 7%, 5/1/14                                          -         61,141         61,141
         -          13              13    FNMA 8%, 1/1/15                                          -         13,562         13,562
         -         358             358    FNMA 8.50%, 7/1/27                                       -        390,240        390,240
       502           -             502    FNMA 3.284%, 7/1/33(e)                             502,630              -        502,630
       371           -             371    FNMA 3.206%, 9/1/33(e)                             371,548              -        371,548
       532           -             532    FNMA 3.453%, 11/1/33(e)                            533,407              -        533,407
       351           -             351    FNMA 3.482%, 12/1/33(e)                            351,583              -        351,583
       603           -             603    FNMA 3.528%, 3/1/34(e)                             603,556              -        603,556
       324           -             324    FNMA 3.591%, 4/1/34(e)                             323,103              -        323,103
       551           -             551    FNMA 4.50%, 1/1/35                                 526,180              -        526,180
     6,661           -           6,661    FNMA 5.373%, 5/1/35(e)                           6,709,635              -      6,709,635
     5,165           -           5,165    FNMA TBA 5%, 10/1/33(g)                          5,055,244              -      5,055,244
     5,045           -           5,045    FNMA TBA 5.50%, 10/1/33(g)                       5,041,847              -      5,041,847
         -          65              65    GNMA 7%, 7/20/13                                         -         68,189         68,189
         -         219             219    GNMA 8%, '21-'27                                         -        234,680        234,680
         -           2               2    GNMA 8.50%, 12/15/22                                     -          2,169          2,169
         -          72              72    GNMA 8.50%, 8/15/24                                      -         78,828         78,828
         -          13              13    GNMA 8.50%, 8/15/25                                      -         14,646         14,646
         -           2               2    GNMA 8.50%, 6/15/26                                      -          2,511          2,511
         -         677             677    GNMA 7%, 6/15/31                                         -        712,407        712,407
         -         421             421    GNMA 6%, 8/15/31                                         -        431,753        431,753
         -         734             734    GNMA 6.50%, 10/15/31                                     -        764,443        764,443
                                                                                        -------------  -------------  -------------
                                          TOTAL AGENCY MORTGAGE-BACKED SECURITIES         21,937,734      2,952,885     24,890,619

                                          AGENCY NON MORTGAGE-BACKED SECURITIES

         -         500             500    FFCB 7.125%, 11/16/15                                    -        550,458        550,458
         -       1,000           1,000    FHLB 5.925%, 4/9/08                                      -      1,035,803      1,035,803
         -         350             350    FHLB 5.80%, 9/2/08                                       -        362,262        362,262
         -       1,500           1,500    FHLB 5%, 9/8/08                                          -      1,504,750      1,504,750
         -         345             345    FHLB 5.15%, 1/28/13                                      -        343,835        343,835
         -         220             220    FHLB 6.30%, 5/13/13                                      -        228,744        228,744
         -       1,500           1,500    FHLB 7.23%, 9/8/15                                       -      1,687,494      1,687,494
         -       1,020           1,020    FHLB 6%, 4/27/22                                         -      1,025,118      1,025,118
         -         850             850    FHLMC 7.09%, 11/22/16                                    -        878,088        878,088
         -       1,500           1,500    FNMA 6.625%, 10/15/07                                    -      1,564,809      1,564,809
         -       1,000           1,000    FNMA 6.375%, 6/15/09                                     -      1,062,850      1,062,850
         -       1,000           1,000    FNMA 6.625%, 11/15/10                                    -      1,094,661      1,094,661
         -         875             875    FNMA 6%, 5/16/11                                         -        885,475        885,475
         -       1,063           1,063    FNMA 6.96%, 9/5/12                                       -      1,109,468      1,109,468
                                                                                        -------------  -------------  -------------
                                          TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES              -     13,333,815     13,333,815

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Schedule of Investments
September 30, 2005 (Unaudited)

Shares or Par Value                                                                     Market Value
----------------------------------------  --------------------------------------------  -------------  -------------  -------------
                            Phoenix                                                                                    Phoenix
                            Bond Fund                                                                                  Bond Fund
             Phoenix        Pro Forma                                                                   Phoenix        Pro Forma
 Phoenix     Intermediate   Combined       DESCRIPTION                                       Phoenix    Intermediate   Combined
 Bond Fund   Bond Fund      Portfolio                                                      Bond Fund    Bond Fund      Portfolio
----------------------------------------  --------------------------------------------  -------------  -------------  -------------

                                          NON-AGENCY MORTGAGE-BACKED SECURITIES
                                          Banc of America Commercial Mortgage,
       353           -             353      Inc. 00-1, A1A 7.109%, 11/15/31                  365,205              -        365,205
                                          Citigroup Mortgage Loan Trust, Inc. 04-NCM2,
       296           -             296      2CB3 8%, 8/25/34                                 304,106              -        304,106
                                          Master Asset Securitization Trust
                                            Alternative Loans Trust 03-7, 5A1 6.25%,
       326           -             326      11/25/33                                         327,486              -        327,486
                                          Master Asset Securitization Trust
                                            Alternative Loans Trust 04-1, 3A1 7%,
       277           -             277      1/25/34                                          281,671              -        281,671
                                          Master Asset Securitization Trust
                                            Alternative Loans Trust 04-5, 6A1 7%,
       233           -             233      6/25/34                                          236,313              -        236,313
                                          Master Asset Securitization Trust
                                            Alternative Loans Trust 04-6, 6A1 6.50%,
     1,077           -           1,077      7/25/34                                        1,092,156              -      1,092,156
                                          Merrill Lynch Mortgage Trust 05-MCP1,
       725           -             725      A2 4.556%, 6/12/43                               715,484              -        715,484
                                          Morgan Stanley Mortgage Loan Trust 04-3,
     1,032           -           1,032      3A 6%, 4/25/34                                 1,041,287              -      1,041,287
                                          Residential Asset Mortgage Products, Inc.
       593           -             593      04-SL3, A4 8.50%, 12/25/31                       611,931              -        611,931
                                                                                        -------------  -------------  -------------
                                          TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES      4,975,639              -      4,975,639

         -           -               -    CORPORATE BONDS
         -       1,400           1,400    Abbott Laboratories 5.625%, 7/1/06                       -      1,413,601      1,413,601
       135           -             135    AEP Industries, Inc. 7.875%, 3/15/13               134,663              -        134,663
       140           -             140    Ahold Lease USA, Inc. A-2 8.62%, 1/2/25(e)         156,887              -        156,887
       450           -             450    American General Finance Corp. 4%, 3/15/11         427,312              -        427,312
                                          American General Finance Corp. 5.375%,
         -       1,500           1,500      10/1/12                                                -      1,516,830      1,516,830
                                          American Real Estate Partners LP/American
                                            Real Estate Finance Corp. 144A 7.125%,
       185           -             185      2/15/13(B)                                       185,925              -        185,925
       328           -             328    American Standard, Inc. 7.625%, 2/15/10            359,855              -        359,855
                                          AmerisourceBergen Corp. 144A 5.875%,
       100           -             100      9/15/15(b)                                        99,250              -         99,250
       305           -             305    Amgen, Inc. 4.85%, 11/18/14                        305,206              -        305,206
       150           -             150    Arch Western Finance LLC 6.75%, 7/1/13             153,750              -        153,750
       191           -             191    Archstone-Smith Trust 7.90%, 2/15/16               218,921              -        218,921
       105           -             105    Armor Holdings, Inc. 8.25%, 8/15/13                113,662              -        113,662
       100           -             100    B&G Foods, Inc. 8%, 10/1/11                        101,750              -        101,750
       105           -             105    Ball Corp. 6.875%, 12/15/12                        107,625              -        107,625
         -         825             825    Bear Stearns Co., Inc. 7.80%, 8/15/07                    -        872,270        872,270
         -         815             815    Boeing Capital Corp. 5.75%, 2/15/07                      -        827,820        827,820
       175           -             175    Boeing Capital Corp. 6.10%, 3/1/11                 185,867              -        185,867
       435           -             435    Bowater, Inc. 9%, 8/1/09(f)                        461,100              -        461,100
                                          Building Materials Corporation of America
        35           -              35      7.75%, 8/1/14                                     34,125              -         34,125
                                          Caesars Entertainment, Inc. Series A 7.875%,
       360           -             360      12/15/05                                         363,150              -        363,150
        90           -              90    Camden Property Trust 5%, 6/15/15                   87,039              -         87,039
       125           -             125    Carolina Power & Light Co. 5.70%, 4/1/35           126,449              -        126,449
       190           -             190    Cenveo Corp. 7.875%, 12/1/13                       184,300              -        184,300
        95           -              95    Chaparral Steel Co. 144A 10%, 7/15/13(b)           100,700              -        100,700

                                          Charter Communications Operating LLC/
                                            Charter Communications Operating Capital
       100           -             100      144A 8.375%, 4/30/14(b)                          101,000              -        101,000
       175           -             175    Chesapeake Energy Corp. 6.25%, 1/15/18             172,375              -        172,375
       175           -             175    Cincinnati Bell, Inc. 7.25%, 7/15/13               186,812              -        186,812
       230           -             230    Citigroup, Inc. 5%, 9/15/14                        228,758              -        228,758
                                          Clear Channel Communications, Inc.
       185           -             185      5.50%, 9/15/14                                   178,315              -        178,315
         -         620             620    Colgate-Palmolive Co. 5.98%, 4/25/12                     -        661,928        661,928
       338           -             338    Colonial Bank 9.375%, 6/1/11                       398,689              -        398,689
        70           -              70    Comcast Corp. 5.30%, 1/15/14                        69,818              -         69,818
         -       1,000           1,000    Conoco Funding Co. 6.35%, 10/15/11                       -      1,085,909      1,085,909
       335           -             335    ConocoPhillips 5.90%, 10/15/32                     362,680              -        362,680
       135           -             135    Coventry Health Care, Inc. 6.125%, 1/15/15         139,050              -        139,050
         5           -               5    COX Communications, Inc. 6.75%, 3/15/11              5,337              -          5,337
       525           -             525    CSC Holdings, Inc. 10.50%, 5/15/16                 567,656              -        567,656
                                          DaimlerChrysler NA Holding Corp. 4.875%,
       190           -             190      6/15/10                                          186,203              -        186,203
                                          DaimlerChrysler NA Holdings Corp. 4.314%,
       210           -             210      9/10/07(e)                                       210,495              -        210,495
       443           -             443    Dean Foods Co. 8.15%, 8/1/07                       464,043              -        464,043
                                          DIRECTV Holdings LLC/DIRECTV Financing Co.,
       250           -             250      Inc. 144A 6.375%, 6/15/15(b)                     249,375              -        249,375
                                          Donnelley (R.R.) & Sons Co. 144A 5.50%,
       275           -             275      5/15/15(b)                                       272,358              -        272,358
                                          Du Pont (E.I.) de Nemours & Co. 4.125%,
       250           -             250      4/30/10                                          244,847              -        244,847
       150           -             150    Eastman Chemical Co. 7.25%, 1/15/24                168,473              -        168,473
        70           -              70    Echostar DBS Corp. 9.125%, 1/15/09                  73,850              -         73,850
                                          El Paso Production Holding Co. 7.75%,
        70           -              70      6/1/13                                            73,500              -         73,500
        65           -              65    El Pollo Loco, Inc. 9.25%, 12/15/09                 70,850              -         70,850
                                          Esterline Technologies Corp. 7.75%,
        30           -              30      6/15/13                                           31,800              -         31,800
                                          Ferrellgas Escrow LLC/ Ferrellgas Finance
       115           -             115      Escrow Corp. 6.75%, 5/1/14                       110,400              -        110,400
                                          FirstEnergy Corp. Series B 6.45%,
       360           -             360      11/15/11(f)                                      383,800              -        383,800
                                          Fresenius Medical Capital Trust II 7.875%,
       335           -             335      2/1/08                                           349,237              -        349,237
       430           -             430    Fund American Cos., Inc. 5.875%, 5/15/13(f)        430,076              -        430,076

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Schedule of Investments
September 30, 2005 (Unaudited)

Shares or Par Value                                                                     Market Value
----------------------------------------  --------------------------------------------  -------------  -------------  -------------
                            Phoenix                                                                                    Phoenix
                            Bond Fund                                                                                  Bond Fund
             Phoenix        Pro Forma                                                                   Phoenix        Pro Forma
 Phoenix     Intermediate   Combined       DESCRIPTION                                       Phoenix    Intermediate   Combined
 Bond Fund   Bond Fund      Portfolio                                                      Bond Fund    Bond Fund      Portfolio
----------------------------------------  --------------------------------------------  -------------  -------------  -------------

       100           -             100    Gardner Denver, Inc. 144A 8%, 5/1/13(b)            104,625              -        104,625
                                          General Electric Capital Corp. 4.875%,
       380           -             380      3/4/15                                           378,468              -        378,468
         -         800             800    General Electric Capital Corp. Series A
                                            4.625%, 9/15/09                                        -        799,936        799,936
                                          General Motors Acceptance Corp. 6.75%,
       170           -             170      12/1/14                                          148,114              -        148,114
                                          General Motors Acceptance Corp. 8%,
        50           -              50      11/1/31                                           43,768              -         43,768
                                          Goldman Sachs Group, Inc. (The) 5.25%,
       175           -             175      10/15/13                                         176,580              -        176,580
                                          Goldman Sachs Group, Inc. (The) 5.25%,
         -         425             425      4/1/13                                                 -        429,849        429,849
       248           -             248    Goodrich Corp. 7.625%, 12/15/12(f)                 284,480              -        284,480
       155           -             155    Gulfmark Offshore, Inc. 7.75%, 7/15/14             165,463              -        165,463
                                          Harrah's Operating Co., Inc. 144A 5.75%,
       355           -             355      10/1/17(b)                                       347,482              -        347,482
       290           -             290    HCA, Inc. 5.75%, 3/15/14(f)                        277,870              -        277,870
        45           -              45    HCA, Inc. 6.375%, 1/15/15                           44,746              -         44,746
         -       1,000           1,000    Heller Financial, Inc. 7.375%, 11/1/09                   -      1,098,814      1,098,814
       149           -             149    Hilton Hotels Corp. 7.625%, 12/1/12(f)             167,942              -        167,942
                                          Holly Energy Partners LP 144A 6.25%,
       105           -             105      3/1/15(b)                                        104,475              -        104,475
         -       1,500           1,500    Honeywell International, Inc. 7%, 3/15/07                -      1,551,883      1,551,883
       395           -             395    Horton (D.R.), Inc. 5.625%, 9/15/14(f)             382,644              -        382,644
       234           -             234    Horton (D.R.), Inc. 7.50%, 12/1/07                 246,061              -        246,061
       105           -             105    Host Marriott LP Series O 6.375%, 3/15/15          102,375              -        102,375
       370           -             370    HSBC Bank USA 5.875%, 11/1/34(f)                   379,657              -        379,657
                                          iStar Financial, Inc. Series B 5.125%,
       185           -             185      4/1/11                                           182,436              -        182,436
         -       1,300           1,300    Johnson & Johnson 6.625%, 9/1/09                         -      1,398,029      1,398,029
                                          K Hovnanian Enterprises, Inc. 6.25%,
       415           -             415      1/15/15                                          391,255              -        391,255
         -       1,500           1,500    Kimberly-Clark Corp. 5%, 8/15/13                         -      1,539,250      1,539,250
                                          Kinder Morgan Energy Partners LP 7.30%,
       130           -             130      8/15/33(f)                                       150,765              -        150,765
       115           -             115    Knight-Ridder, Inc. 5.75%, 9/1/17                  113,720              -        113,720
       235           -             235    Kraft Foods, Inc. 5.625%, 11/1/11                  242,806              -        242,806
       135           -             135    La Quinta Properties, Inc. 7%, 8/15/12             139,388              -        139,388
                                          Lenfest Communications, Inc. 10.50%,
       231           -             231      6/15/06                                          239,120              -        239,120
       330           -             330    Liberty Media Corp. 5.70%, 5/15/13                 301,955              -        301,955
       380           -             380    Loews Corp. 6%, 2/1/35(f)                          361,397              -        361,397
       345           -             345    Marsh & McLennan Cos., Inc. 5.75%, 9/15/15         341,391              -        341,391
     1,500           -           1,500    McDonald's Corp.  6%, 4/15/11                            -      1,593,499      1,593,499
                                          Mediacom Broadband LLC/Mediacom Broadband
        60           -              60      Corp. 144A 8.50%, 10/15/15(b)                     58,200              -         58,200
       180           -             180    Merrill Lynch & Co. 4.25%, 2/8/10                  175,968              -        175,968
       275           -             275    MetLife, Inc. 5.70%, 6/15/35(f)                    273,372              -        273,372
         -       1,000           1,000    MetLife, Inc. 6.125%, 12/1/11                            -      1,064,490      1,064,490
       105           -             105    MGM Mirage, Inc. 6.75%, 9/1/12                     107,231              -        107,231
                                          National Rural Utilities Cooperative
         -       1,000           1,000      Finance Corp. 7.25%, 3/1/12                            -      1,128,796      1,128,796
       130           -             130    Newfield Exploration Co. 8.375%, 8/15/12           141,050              -        141,050
       165           -             165    News America, Inc. 5.30%, 12/15/14                 164,646              -        164,646
       180           -             180    News America, Inc. 6.20%, 12/15/34                 180,272              -        180,272
                                          Nextel Communications, Inc. Series E
       165           -             165      6.875%, 10/31/13                                 175,140              -        175,140
       155           -             155    NiSource Finance Corp. 5.25%, 9/15/17              151,502              -        151,502
        95           -              95    NRG Energy, Inc. 8%, 12/15/13                      101,650              -        101,650
        70           -              70    OED Corp./DIAMOND JO LLC 8.75%, 4/15/12             69,038              -         69,038
        70           -              70    Offshore Logistic, Inc. 6.125%, 6/15/13             69,300              -         69,300
       580           -             580    Omnicare, Inc. Series B 8.125%, 3/15/11(f)         609,000              -        609,000
       300           -             300    Owens & Minor, Inc. 8.50%, 7/15/11                 320,250              -        320,250
                                          Owens-Brockway Glass Container, Inc.
       298           -             298      8.875%, 2/15/09                                  314,390              -        314,390
       105           -             105    Pantry, Inc. (The) 7.75%, 2/15/14                  105,525              -        105,525
                                          Peabody Energy Corp. Series B 6.875%,
       165           -             165      3/15/13                                          173,250              -        173,250
         -       1,500           1,500    Pfizer, Inc. 4.50%, 2/15/14                              -      1,478,867      1,478,867
                                          Pioneer Natural Resources Co. 5.875%,
       220           -             220      7/15/16                                          216,448              -        216,448
       175           -             175    Ply Gem Industries, Inc. 9%, 2/15/12               147,875              -        147,875
       110           -             110    Pride International, Inc. 7.375%, 7/15/14          120,038              -        120,038
                                          Protective Life Secured Trust 3.66%,
       180           -             180      1/14/08(e)                                       180,173              -        180,173
       300           -             300    Protective Life Secured Trust 4%, 4/1/11           288,396              -        288,396
       185           -             185    Qwest Corp. 8.875%, 3/15/12                        203,038              -        203,038
       100           -             100    Reliant Energy, Inc. 9.25%, 7/15/10                109,000              -        109,000
        95           -              95    Reliant Energy, Inc. 9.50%, 7/15/13                105,450              -        105,450
                                          Residential Capital Corp. 144A 6.375%,
       235           -             235      6/30/10(b)                                       238,074              -        238,074
                                          Reynolds (R.J.) Tobacco Holdings, Inc.
        80           -              80      144A 6.50%, 7/15/10(b)                            80,200              -         80,200
                                          Reynolds (R.J.) Tobacco Holdings, Inc.
        80           -              80      144A 7.30%, 7/15/15(b)                            82,200              -         82,200
        22           -              22    Royal Caribbean Cruises Ltd. 7.25%, 3/15/18         23,430              -         23,430
       130           -             130    Royal Caribbean Cruises Ltd. 8.75%, 2/2/11         146,575              -        146,575
         -       1,200           1,200    SBC Communications, Inc. 5.875%, 2/1/12                  -      1,256,682      1,256,682

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Schedule of Investments
September 30, 2005 (Unaudited)

Shares or Par Value                                                                     Market Value
----------------------------------------  --------------------------------------------  -------------  -------------  -------------
                            Phoenix                                                                                    Phoenix
                            Bond Fund                                                                                  Bond Fund
             Phoenix        Pro Forma                                                                   Phoenix        Pro Forma
 Phoenix     Intermediate   Combined       DESCRIPTION                                       Phoenix    Intermediate   Combined
 Bond Fund   Bond Fund      Portfolio                                                      Bond Fund    Bond Fund      Portfolio
----------------------------------------  --------------------------------------------  -------------  -------------  -------------

                                          Service Corporation International 6.75%,
       110           -             110      4/1/16                                           111,100              -        111,100
                                          Southern California Edison Co. 05-B 5.55%,
        75           -              75      1/15/36                                           75,004              -         75,004
       300           -             300    Sprint Capital Corp. 8.75%, 3/15/32                402,278              -        402,278
                                          Stater Bros. Holdings, Inc. 7.37%,
       105           -             105      6/15/10(e)                                       103,950              -        103,950
        75           -              75    Station Casinos, Inc. 6.875%, 3/1/16                76,406              -         76,406
       115           -             115    SunGard Data Systems, Inc. 4.875%, 1/15/14         101,487              -        101,487
                                          Texas Genco LLC/Texas Genco Financing Corp.
       145           -             145      144A 6.875%, 12/15/14(b)                         148,263              -        148,263
       150           -             150    Time Warner, Inc. 9.125%, 1/15/13(f)               183,157              -        183,157
       290           -             290    Toll Corp. 8.25%, 12/1/11                          308,850              -        308,850
        60           -              60    Trinity Industries, Inc. 6.50%, 3/15/14             59,400              -         59,400
       100           -             100    TXU Corp. Series P 5.55%, 11/15/14                  95,433              -         95,433
       355           -             355    United Agri Products 8.25%, 12/15/11(f)            376,300              -        376,300
       215           -             215    United Technologies Corp. 4.875%, 5/1/15           214,680              -        214,680
       190           -             190    UnitedHealth Group, Inc. 3.30%, 1/30/08            184,643              -        184,643
       125           -             125    US Oncology, Inc. 10.75%, 8/15/14                  140,625              -        140,625
        15           -              15    Valmont Industries, Inc. 6.875%, 5/1/14             15,375              -         15,375
       210           -             210    Verizon Global Funding Corp. 5.85%, 9/15/35        206,524              -        206,524
       230           -             230    Verizon Global Funding Corp. 7.75%, 12/1/30        280,204              -        280,204
       240           -             240    Wachovia Corp. 4.875%, 2/15/14(f)                  237,149              -        237,149
         -       1,700           1,700    Wal-Mart Stores, Inc. 4.55%, 5/1/13                      -      1,677,992      1,677,992
       175           -             175    Wal-Mart Stores, Inc. 5.25%, 9/1/35                169,354              -        169,354
       225           -             225    Wyeth 5.50%, 3/15/13                               230,751              -        230,751
                                          Wynn Las Vegas LLC/Wynn Las Vegas Capital
       105           -             105      Corp. 6.625%, 12/1/14                            100,931              -        100,931
                                                                                        -------------  -------------  -------------
                                          TOTAL CORPORATE BONDS                           24,408,861     21,396,445     45,805,306

                                          FOREIGN GOVERNMENT SECURITIES

     1,130           -           1,130    Swedish Export Credit Corp. 0%, 6/5/07(f)        1,065,285              -      1,065,285
                                                                                        -------------  -------------  -------------
                                          TOTAL FOREIGN GOVERNMENT SECURITIES              1,065,285              -      1,065,285

                                          FOREIGN CORPORATE BONDS- 3.8% (C)

       240           -             240    ABN AMRO Bank NV 4.65%, 6/4/18                     228,272              -        228,272
        70           -              70    Barclays Bank plc 6.278%, 12/15/49(e)               68,968              -         68,968
                                          British Sky Broadcasting Group plc 8.20%,
        30           -              30      7/15/09                                           33,292              -         33,292
        76           -              76    Cascades, Inc. 7.25%, 2/15/13                       74,290              -         74,290
                                          Celulosa Arauco y Constitucion S.A.
       235           -             235      144A 5.625%, 4/20/15(b)                          233,062              -        233,062
        70           -              70    CHC Helicopter Corp. 7.375%, 5/1/14                 72,100              -         72,100
        82           -              82    Corus Entertainment, Inc. 8.75%, 3/1/12             88,253              -         88,253
       365           -             365    Crown European Holdings SA 9.50%, 3/1/11           401,500              -        401,500
                                          Endurance Specialty Holdings Ltd. 7%,
       185           -             185      7/15/34                                          187,506              -        187,506
       200           -             200    HBOS plc 144A 6.413%, 9/29/49(b)(e)                199,297              -        199,297
                                          Hutchison Whampoa International Ltd.
       155           -             155      144A 7.45%, 11/24/33(b)                          179,040              -        179,040
                                          Intelsat Bermuda Ltd. 144A  8.625%,
       125           -             125      1/15/15(b)                                       128,125              -        128,125
       385           -             385    Intrawest Corp. 7.50%, 10/15/13                    396,069              -        396,069
       105           -             105    Jean Coutu Group, Inc. 8.50%, 8/1/14               105,000              -        105,000
       105           -             105    Novelis, Inc. 144A 7.25%, 2/15/15(b)                99,750              -         99,750
                                          Reed Elsevier Capital, Inc. 4.625%,
       155           -             155      6/15/12                                          150,574              -        150,574
       250           -             250    Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(e)         246,746              -        246,746
       230           -             230    Scottish Power plc 5.375%, 3/15/15                 231,975              -        231,975
                                          Ship Finance International Ltd. 8.50%,
       185           -             185      12/15/13                                         181,069              -        181,069
       155           -             155    Telecom Italia Capital S.A. 4.48%, 2/1/11(e)       154,985              -        154,985
       280           -             280    Telecom Italia Capital S.A. 5.25%, 10/1/15         275,137              -        275,137
       285           -             285    TransCanada Pipelines Ltd. 4%, 6/15/13(f)          268,216              -        268,216
       160           -             160    Tyco International Group SA 6%, 11/15/13           169,023              -        169,023
       205           -             205    Videotron Ltee 6.875%, 1/15/14                     211,406              -        211,406
       175           -             175    Willis Group NA, Inc. 5.625%, 7/15/15              173,941              -        173,941
                                                                                        -------------  -------------  -------------
                                          TOTAL FOREIGN CORPORATE BONDS                    4,557,596              -      4,557,596
                                          TOTAL LONG TERM INVESTMENTS                     65,480,278

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Schedule of Investments
September 30, 2005 (Unaudited)

Shares or Par Value                                                                     Market Value
----------------------------------------  --------------------------------------------  -------------  -------------  -------------
                            Phoenix                                                                                    Phoenix
                            Bond Fund                                                                                  Bond Fund
             Phoenix        Pro Forma                                                                   Phoenix        Pro Forma
 Phoenix     Intermediate   Combined       DESCRIPTION                                       Phoenix    Intermediate   Combined
 Bond Fund   Bond Fund      Portfolio                                                      Bond Fund    Bond Fund      Portfolio
----------------------------------------  --------------------------------------------  -------------  -------------  -------------

                                          SHORT-TERM OBLIGATIONS 10.3%
                                              FEDERAL AGENCY SECURITIES 10.2%
    12,200           -          12,200    FHLB 3.15%, 10/3/05                            12,200,000              -     12,200,000

                                              COMMERCIAL PAPER 0.1%
         -         117             117    UBS Americas, Inc. 3.86%, 10/3/05                       -        116,975        116,975

                                                                                       -------------  -------------  -------------
                                          TOTAL SHORT-TERM OBLIGATIONS                   12,200,000        116,975     12,316,975

                                          TOTAL INVESTMENTS - 107.3%                     77,680,278     50,534,972    128,215,250(a)

                                          Other assets and liabilities, net (7.30%)      (9,309,299)       633,090     (8,676,209)

                                                                                       -------------  -------------  -------------
                                          NET ASSETS--100.0%                            $68,370,979    $51,168,062   $119,539,041
                                                                                       =============  =============  =============




                                      (a) Federal Income Tax Information for
                                          Intermediate Bond Fund and Bond Fund :
                                          Net unrealized depreciation of
                                          investment securities is comprised of
                                          gross appreciation of $378,585 and
                                          $518,947 respectively, and gross
                                          depreciation of $653,541 and $637,497
                                          respectively for federal income tax
                                          purposes. At September 30, 2005, the
                                          aggregate cost of securities for
                                          federal income tax purposes was
                                          $50,809,928 and $77,798,828
                                          respectively.
                                      (b) Security exempt from registration under
                                          Rule 144A of the Securities Act of 1933.
                                          These securities may be resold in
                                          transactions exempt from registration,
                                          normally to qualified institutional buyers.
                                          At September 30, 2005, these securities
                                          amounted to a value of $3,258,147 or 4.8%
                                          of net assets of the Bond Fund. The
                                          Intermediate Bond Fund does not contain
                                          144A securities.
                                      (c) Foreign corporate bonds are determined
                                          based on the country in which the security
                                          is issued. The country of risk is
                                          determined based on a combination of the
                                          following criteria: country of
                                          incorporation, actual building address,
                                          primary exchange on which the security is
                                          traded and country in which the greatest
                                          percentage of company revenue is
                                          generated.
                                      (d) Principal amount is adjusted daily
                                          pursuant to the change in the Consumer
                                          Price Index.
                                      (e) Variable or step coupon security; interest
                                          rate shown reflects the rate currently in
                                          effect.
                                      (f) All or a portion segregated as collateral
                                          for when-issued securities.
                                      (g) When-issued security.







                                       SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Statement of Assets and Liabilities
September 30, 2005 (Unaudited)

                                                            ===============   ===============   ===============      ===============
                                                                                                                      Phoenix Bond
                                                                                                                      Fund
                                                             Phoenix           Phoenix                                Pro Forma
                                                             Bond              Intermediate      Adjustments          Combined
                                                             Fund              Bond Fund                              Portfolio
                                                            ===============   ===============   ===============      ===============
ASSETS
 Investment securities at value
   (Identified cost $77,738,488 and $50,804,998)             $  77,680,278     $  50,534,972                          $ 128,215,250

 Cash                                                               52,363                 -                                 52,363
 Receivables
   Interest                                                        602,958           679,691                              1,282,649
   Investment securities sold                                      962,346                                                  962,346
   Fund shares sold                                                 39,994            22,801                                 62,795
 Prepaid expenses                                                   25,492            17,603                                 43,095
 Trustee retainer                                                                      2,240                                  2,240
                                                            ---------------   ---------------   --------------       ---------------
     Total assets                                               79,363,431        51,257,307                -           130,620,738
                                                            ---------------   ---------------   --------------       ---------------
 LIABILITIES
 Cash overdraft                                                                       18,838                                 18,838
 Payables
   Investment securities purchased                              10,790,839                 -                             10,790,839
   Fund shares repurchased                                          92,687                 -                                 92,687
   Investment advisory fee                                          23,812            21,297                                 45,109
   Transfer agent fee                                               17,627             3,361                                 20,988
   Distribution and service fees                                    13,478                                                   13,478
   Financial agent fee                                               5,839             5,036                                 10,875
   Trustee's fee                                                     1,464                                                    1,464
   Professional fee                                                                   17,737                                 17,737
   Printing                                                                            7,944                                  7,944
   Other accrued expenses                                           46,706            15,032                                 61,738
                                                            ---------------   ---------------   --------------       ---------------
     Total liabilities                                          10,992,452            89,245                 -           11,081,697
                                                            ---------------   ---------------   --------------       ---------------
 NET ASSETS                                                  $  68,370,979     $  51,168,062                 -        $ 119,539,041
                                                            ===============   ===============   ===============      ===============
 Net Assets Consist of:
 Capital paid in on shares of beneficial interest            $  67,553,232     $  51,712,278                          $ 119,265,510
 Undistributed net investment income (loss)                         19,998            14,972                               $ 34,970
 Accumulated net realized gain (loss)                              855,959          (289,165)                             $ 566,794
 Net unrealized appreciation                                       (58,210)         (270,023)               -              (328,233)
                                                            ---------------   ---------------   --------------       ---------------
 Net Assets                                                  $  68,370,979     $  51,168,062     $          -         $ 119,539,041
                                                            ===============   ===============   ===============      ===============
 CLASS X
 Shares of beneficial interest outstanding,
   no par value, unlimited authorization                         2,853,657        4,835,078             11,776 (a)        7,700,511
 Net assets                                                  $  30,125,954     $ 51,168,062                           $  81,294,016

 Net asset value and offering price per share                $       10.56     $      10.58                           $       10.56

 CLASS A
 Shares of beneficial interest outstanding,
   no par value, unlimited authorization                         2,819,473                                     (a)        2,819,473
 Net assets                                                  $  29,500,731                                            $  29,500,731

 Net asset value per share                                   $       10.46                                            $       10.46
 Offering price per share NAV/(1- 5.75%)                     $       10.98                                            $       10.98

 CLASS B
 Shares of beneficial interest outstanding,
   no par value, unlimited authorization                          652,614                                    0 (a)          652,614
 Net assets                                                  $  6,705,845      $                                      $   6,705,845

 Net asset value and offering price per share                $      10.28      $                                      $       10.28

 CLASS C
 Shares of beneficial interest outstanding                        197,993                                    0 (a)          197,993
 Net assets                                                  $  2,038,449      $                                      $   2,038,449

 Net asset value and offering price per share                $      10.30      $                                      $       10.30


 (a) Adjustment reflects additional shares issued in conversion.
 (b) Adjustment reflects closing entry of capital accounts for target fund.

                  See Notes to Pro Forma Financial Statements.

Phoenix Bond Fund/Phoenix Intermediate Bond Fund
Pro Forma Combined Statement of Assets and Liabilities
September 30, 2005 (Unaudited)

                                                            ===============   ===============   ===============      ===============
                                                                                                                      Phoenix Bond
                                                                                                                      Fund
                                                             Phoenix           Phoenix                                Pro Forma
                                                             Bond              Intermediate      Adjustments          Combined
                                                             Fund              Bond Fund                              Portfolio
                                                            ===============   ===============   ===============      ===============
INVESTMENT INCOME
 Interest                                                    $   3,271,969     $   2,215,445     $                    $   5,487,414
 Dividends                                                               -                 -                                      -
 Security lending                                                        -                 -                                      -
 Foreign taxes withheld                                                  -                 -                                      -
                                                            ---------------   ---------------   --------------       ---------------
       Total investment income                                   3,271,969         2,215,445                              5,487,414
                                                            ---------------   ---------------   --------------       ---------------
 EXPENSES
 Investment advisory fee                                           376,469           259,675             (539)              635,605
 Service fees - Class A                                             72,198                 -                -                72,198
 Distribution and service fees - Class B                            71,707                 -                -                71,707
 Distribution and service fees - Class C                            28,776                 -                -                28,776
 Financial agent fee                                                75,460            60,392          (29,579)              106,273
 Transfer agent                                                     93,377            17,981          (17,981)               93,377
 Registration                                                       44,987            14,972          (14,196)               45,763
 Printing                                                           16,947            13,016            8,839                38,802
 Professional                                                       40,366            31,393          (33,708)               38,051
 Custodian                                                          27,493            14,438           (6,616)               35,315
 Trustees                                                           32,476            38,149          (32,574)               38,051
 Miscellaneous                                                      34,947            49,997          (37,961)               46,983
                                                            ---------------   ---------------   --------------       ---------------
       Total expenses                                              915,203           500,013         (164,315)            1,250,901
       Custodian fees paid indirectly                                 (214)                -                -                  (214)
       Management Fee Waiver                                       (69,688)                -           19,188               (50,500)
                                                            ---------------   ---------------   --------------       ---------------
       Net expenses                                                845,301           500,013         (145,127)            1,200,187
                                                            ---------------   ---------------   --------------       ---------------

 NET INVESTMENT INCOME (LOSS)                                    2,426,668        1,715,432           145,127             4,287,227


 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on securities                            892,463          (270,918)               -               621,545
 Net realized gain (loss) on foreign currency                            -                 -                -                     -
 Net realized gain (loss) on swap agreements                             -                 -                -                     -
 Net change in unrealized appreciation (depreciation)
   on investments                                               (1,644,878)       (1,119,204)               -            (2,764,082)
 Net change in unrealized appreciation (depreciation)
   on foreign currency transactions.                                     -                 -                -                     -
                                                                                                            -
 Net gain (loss) on investments                                   (752,415)       (1,390,122)               -            (2,142,537)
                                                            ---------------   ---------------   --------------       ---------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                             $   1,674,253     $     325,310     $     145,127        $   2,144,690
                                                            ===============   ===============   ===============      ===============

 Adjustments:

              See Notes to Pro Forma Financial Statements.

PHOENIX BOND FUND/ PHOENIX INTERMEDIATE BOND FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (UNAUDITED)

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix Intermediate Bond Fund ("Intermediate Bond") into the Phoenix Bond Fund ("Bond Fund" and "Surviving Fund"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all of the assets of Intermediate Bond to Bond Fund and the subsequent liquidation of Intermediate Bond. The accounting survivor in the proposed merger will be Bond Fund. This is because the Surviving Fund will invest in a style that is similar to the way in which Intermediate Bond is currently operated. Additionally, Bond Fund has outperformed Intermediate Bond over the one- and five- year periods.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Intermediate Bond and Bond Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Bond Fund, which would have been issued at September 30, 2005 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of September 30, 2005, of Intermediate Bond Class X of $51,168, 062 and the net asset value of Bond Fund Class X of $10.56. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses are based on actual expenses of Bond Fund and Intermediate Bond, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Bond Fund at the combined level of average net assets for the period ended September 30, 2005.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees. Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

5. COMPLIANCE

As of the proforma date, September 30, 2005, all of the securities held by the Surviving Fund would comply with the compliance guidelines, investment restrictions and diversification requirements under the Investment Company Act of 1940, as amended. The Surviving Fund has elected to be taxed as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code ("IRC"). After the acquisition, the Surviving Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the IRC, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6. FEDERAL INCOME TAX INFORMATION

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Date            Acquiring Fund            Target fund
                           Phoenix Bond              Phoenix Intermediate
                             Fund                      Bond Fund

2005                       $        0                $        273,543

In addition, the Funds have deferred post-October losses as follows:
Acquiring fund Phoenix Bond Fund                                      $0
Target fund Phoenix Intermediate Bond Fund                            $123,564

The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryover.

                           PHOENIX OPPORTUNITIES TRUST

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification.

         The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, and the By-laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract, and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties as the case may be) to the agreement for certain losses.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.       Exhibits:

1. Amended and Restated Agreement and Declaration of Trust, dated March 1, 2001, is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed on January 25, 2002 ("Post Effective Amendment No. 12").

2.       Bylaws. Incorporated by reference from Post-Effective Amendment No. 12.

3.       Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

5.       None other than as set forth in Exhibits 1 and 2.

6(a). Amended and Restated Investment Advisory Agreement between Phoenix Investment Counsel, Inc. ("PIC") and the Registrant. Incorporated by reference to Post-Effective

         Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the SEC on January 29, 2004 ("Post-Effective Amendment No. 14").

6(b). Subadvisory Agreement between PIC and Seneca Capital Management LLC, dated July 1, 1998. Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed with the SEC on January 25, 2005 ("Post-Effective Amendment No. 15").

6(c). Amendment to Subadvisory Agreement between PIC and Seneca Capital Management LLC, dated November 20, 2002. Incorporated by reference to Post-Effective Amendment No. 15.

7(a). Underwriting Agreement between the Registrant and Phoenix Equity Planning Corporation ("PEPCO"), dated as of July 1, 1998. Incorporated by reference to Post-Effective Amendment No. 15.

7(b). Form of Sales Agreement between PEPCO and dealers. Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed with the SEC on January 27, 2006 ("Post-Effective Amendment No. 16").

8. Form of Deferred Compensation Plan. Incorporated by reference to Post-Effective Amendment No. 16.

9(a). Master Custodian Contract between the Registrant and State Street Bank and Trust Company dated May 1, 1997. Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC on January 24, 2000 ("Post-Effective Amendment No. 8").

9(b). Amendment dated February 10, 2000 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 14.

9(c). Amendment dated July 2, 2001 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 14.

9(d). Amendment dated May 10, 2002 to Master Custodian Contract between Registrant and Trust Company. Incorporated by reference to Post-Effective Amendment No. 14.

10(a). Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A filed with the SEC on May 20, 1998 ("Post-Effective Amendment No. 5").

10(b). First Amendment to Class A Shares Amended and Restated Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 14.

10(c). Class B Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC on September 27, 2000 ("Post-Effective Amendment No. 10").

10(d). Class C Shares Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 10.

10(e). 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 15.

10(f). First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 15.

10(g). Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan. Incorporated by reference to Post-Effective Amendment No. 15.

11.      Opinion and consent of Kevin J. Carr, Esq. Filed herewith.

12. Tax opinion and consent of McDermott Will & Emery LLP. To be filed by amendment.

13(a). Transfer Agency and Service Agreement between the Registrant and PEPCO, dated as of October 18, 1997. Incorporated by reference to Post-Effective Amendment No. 5.

13(b). First Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated February 28, 2004. Incorporated by reference to Post-Effective Amendment No. 15.

13(c). Second Amendment to the Transfer Agency and Service Agreement between Registrant and PEPCO, dated May 18, 2005. Incorporated by reference to Post-Effective Amendment No. 16.

13(d). Financial Agent Agreement between the Registrant and PEPCO, dated as of July 1, 1998. Incorporated by reference to Post-Effective Amendment
         No. 8.

14. Consent of PricewaterhouseCoopers LLP with respect to Phoenix Bond Fund of the Registrant and Phoenix Intermediate Bond Fund of the Phoenix-Kayne Funds. Filed herewith.

15.      Not applicable.

16. Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries, Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, Richard E. Segerson and Ferdinand L.J. Verdonck. Filed herewith.

17.      Not applicable.

Item 17. Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Hartford and State of Connecticut on the 13th day of April, 2006.

                                     PHOENIX GROWTH OPPORTUNITIES FUND

                                     By:    /s/ Daniel T. Geraci
                                            --------------------
                                     Name:  Daniel T. Geraci
                                     Title: President

         As required by the Securities Act of 1933, the following persons have signed this Registration Statement in the capacities indicated on the 13th day of April, 2006.

Signatures                          Title
----------                          -----


                                    Trustee
--------------------
E. Virgil Conway

/s/ Nancy G. Curtiss                Treasurer (Principal Financial and
--------------------                Accounting Officer)
Nancy G. Curtiss

/s/ Harry Dalzell-Payne             Trustee
-----------------------
Harry Dalzell-Payne*

                                    Trustee
------------------
S. Leland Dill

/s/ Daniel T. Geraci                President (Principal Executive Officer)
--------------------                and Trustee
Daniel T. Geraci

/s/ Francis E. Jeffries             Trustee
-----------------------
Francis E. Jeffries*

                                    Trustee
--------------------
Leroy Keith, Jr.

/s/ Marilyn E. LaMarche             Trustee
-----------------------
Marilyn E. LaMarche*

/s/ Philip R. McLoughlin            Chairman
------------------------
Philip R. McLoughlin*

/s/ Geraldine M. McNamara           Trustee
-------------------------
Geraldine M. McNamara*

/s/ Everett L. Morris               Trustee
---------------------
Everett L. Morris*

                                    Trustee
------------------
James M. Oates

                                    Trustee
--------------------
Donald B. Romans

/s/ Richard E. Segerson             Trustee
-----------------------
Richard E. Segerson*

/s/ Ferdinand L.J. Verdonck         Trustee
---------------------------
Ferdinand L.J. Verdonck*



* By: /s/ Daniel T. Geraci
      --------------------
       Daniel T. Geraci
       Attorney-in-fact, pursuant to powers of attorney.

                                  EXHIBIT INDEX

Exhibit     Item
-------     ----

11          Opinion and consent of Kevin J. Carr, Esq.
14          Consent of PricewaterhouseCoopers LLP with respect to Phoenix
            Bond Fund of the Phoenix Opportunities Trust and Phoenix
            Intermediate Bond Fund of the Phoenix-Kayne Funds
16          Powers of Attorney for Harry Dalzell-Payne, Francis E. Jeffries,
            Marilyn E. LaMarche, Philip R. McLoughlin, Geraldine M. McNamara,
            Everett L. Morris, Richard E. Segerson and Ferdinand L.J. Verdonck